HARRIS INSIGHT(REGISTRATION MARK) FUNDS
ANNUAL REPORT

DECEMBER 31, 1996

GROWTH
INCOME
STABILITY

                      HARRIS INSIGHT FUNDS [LOGO OMITTED]

                                Powerful Insight
                             Solid Investments(SM)


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            NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

Harris Insight(REGISTRATION MARK) Funds                         JANUARY 31, 1997
--------------------------------------------------------------------------------
DEAR SHAREHOLDER:

It is with pleasure that we report to you the results for the Harris Insight Funds for the fiscal year ended December 31, 1996. The following pages provide greater detail about specific factors which contributed to Fund performance.

Harris Trust and Savings Bank's Vice President and Chief Investment Officer, David Mead, offers his perspective on the markets and the economy for 1997. An overview of the past year's fixed income and equity market activity is provided by Mark Newlin, Director of Fixed Income Management for Harris Investment Management, Inc. (HIM), and William Leszinske, President and Chief Investment Officer of HIM.

1996 was a year of milestones for this growing mutual fund family. In February, the Harris Insight Funds expanded the family of funds from six to thirteen portfolios. Assets in the Funds increased from $1.5 billion to approximately $3 billion. The increase primarily resulted from investments in the Funds by the common trust funds of Harris Trust and Savings Bank. April, 1996 saw the introduction of the Bond Fund. It seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment-grade debt securities of various maturities.

Shareholders have benefitted from this expansion through the availability of additional funds to meet diverse and changing investment needs, expanded shareholder services providing greater convenience and flexibility, and a larger--and growing--asset base over which to spread the expenses associated with operating mutual funds. In September the Harris Insight Funds made their debut on the Internet (the Harris Insight Funds' address on the World Wide Web is http://www.harrisinsight.com). Harris Insight Funds' shareholders and prospective investors can now use this "electronic superhighway" to access general Fund information, current Fund performance, and insight into the markets.

In the next year our plans for the Harris Insight Funds are no less ambitious. We will continue focusing our efforts on improving shareholder services. Also, the Funds will be available to large and small companies as part of 401(k) plans, a variety of small retirement plans, and to individual investors through new asset allocation programs. Finally, certain existing Harris Bank collective funds will convert to Harris Insight Funds, increasing total assets in the Fund family.

As always, we welcome your comments and suggestions as to how we can best serve your needs. We look forward to the year ahead and thank you for your continued confidence in us.



SINCERELY,


/s/ RICHARD W. INGRAM

RICHARD W. INGRAM
PRESIDENT AND CHIEF FINANCIAL OFFICER
HARRIS INSIGHT FUNDS


                                                                               1


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TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders .................................................   1
The Market Environment
     Economic Review ...................................................   3-4
     Fixed Income Markets Review .......................................   5
     Equity Markets Review .............................................   6
Money Market Funds Summary .............................................   7
Fixed Income Funds Summary .............................................   8-12
Equity Funds Summary ...................................................   13-19
Tax Information -- Fixed Income and Equity Funds .......................   20
Statement of Net Assets
     Money Market Funds:
       Government Money Market Fund ("Government Money Fund") ..........   22
       Money Market Fund ("Money Fund") ................................   23-24
       Tax-Exempt Money Market Fund ("Tax-Exempt Money Fund") ..........   25-28
     Fixed Income Funds:
       Short/Intermediate Bond Fund ("Short/Intermediate Fund") ........   29-31
       Bond Fund .......................................................   32-33
       Intermediate Tax-Exempt Bond Fund
          ("Intermediate Tax-Exempt Fund") .............................   34-36
       Tax-Exempt Bond Fund ("Tax-Exempt Fund") ........................   37-39
       Convertible Fund ................................................   40-41
     Equity Funds
       Equity Fund .....................................................   42-43
       Equity Income Fund ..............................................   44-45
       Growth Fund .....................................................   46-47
       Small-Cap Opportunity Fund ("Small-Cap Fund") ...................   48-50
       Index Fund ......................................................   51-57
       International Fund ..............................................   58-62
       Hemisphere Free Trade Fund ("Hemisphere Fund") ..................   63-65
Statements of Operations ...............................................   66-67
Statements of Changes in Net Assets ....................................   68-70
Statements of Changes-- Capital Stock Activity .........................   71-73
Financial Highlights ...................................................   74-82
Notes to Financial Statements ..........................................   83-93
Report of Independent Accountants ......................................   94

THE MARKET ENVIRONMENT
ECONOMIC REVIEW                                                 JANUARY 31, 1997
--------------------------------------------------------------------------------
As the fourth quarter of 1996 came to a close two facts became obvious. Consumer spending, while improving relative to a year earlier, still resulted in lackluster Christmas retail sales. This was somewhat surprising given strong consumer confidence readings and a pickup in personal income growth. Second, the manufacturing sector showed strong growth as production rose sharply. These developments resulted in estimated fourth quarter economic growth expanding at a 4.7% annual rate.

The prospect of an acceleration in the economy at a time when unemployment is low and wage growth is showing signs of accelerating has unnerved the bond market and driven long-term Treasury yields higher. Despite the rise in bond yields, stock prices have continued to rise as investors presume the outlook for corporate earnings growth has improved. Such optimism should be tempered, however, as sluggish growth in most major foreign economies indicates little improvement in U.S. exports, high consumer debt levels may limit near-term spending activity and the economy is likely to slow.

IS AN ACCELERATION IN INFLATION CLOSE AT HAND?

Prior to the 4th quarter there appeared to be little chance that the Federal Reserve Board ("Fed") would turn restrictive. While it still appears unlikely that any increase in short-term interest rates is imminent, if the economy continues to expand rapidly, the odds favoring a rate hike will increase.

Despite the absence of any current signs of accelerating inflation, the Fed could decide to make a preemptive move as a precaution. However, even if such an action eventually does take place, it is unlikely to occur in the immediate future. The Fed has tended to be quite deliberate when making policy shifts and will undoubtedly wait for additional evidence concerning the direction of the economy before moving from its current neutral policy stance.

INVESTORS' APPETITE FOR STOCKS CONTINUES

For all of 1996 the S&P 500 Index appreciated by nearly 23% marking a continuation of this magnificent bull market that started in the early 1980s. It has also been more than 6 years since a 10% market "correction" has occurred. The rise in 1996 was driven by sharply rising corporate earnings and, until late in the year, declining long-term bond yields.

Larger capitalization issues outperformed smaller ones as portfolio managers invested strong mutual fund cash flows in bigger, more liquid shares in case they needed to sell quickly. They were particularly attracted to growth-oriented names and increasingly avoided the more cyclical ones as the economy's prospects became more questionable. Foreign shares tended to under perform as those foreign economies continued to struggle vis-a-vis the U.S.

LOOKING FORWARD INTO 1997
As 1997 begins it appears likely that corporate earnings growth will slow as additional cost reduction becomes increasingly difficult to achieve. The global pricing environment remains extremely competitive and, with even modest wage growth, seems likely to put pressure on corporate profit margins. As a result, the chances for earnings disappointments is rising.


                                                                               3


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THE MARKET ENVIRONMENT
ECONOMIC REVIEW (CONTINUED)                                     JANUARY 31, 1997
--------------------------------------------------------------------------------
The risk of earnings disappointment should be limited by the favorable outlook for inflation and lower bond yields. Despite the outlook for continued (albeit modest) economic growth, the prospects for continued low inflation remain a plus in the outlook for bond investments.

Looking forward, investors are faced with a situation where the chance of earnings disappointments is rising, but where the likelihood for lower bond yields is also increasing. This would appear to be an environment where market volatility is likely to rise but also one where any downside risk appears limited to moderate proportions. Despite the rising probability of a correction in stock prices, at the moment, the odds of a major bear market occurring appear remote. Nevertheless, even a correction of moderate proportions may prove unsettling to recent market entrants as investors' expectations may have risen to unrealistic levels.



DAVID L. MEAD
VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
HARRIS TRUST AND SAVINGS BANK


4


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THE MARKET ENVIRONMENT
FIXED INCOME MARKETS REVIEW                                     JANUARY 31, 1997
--------------------------------------------------------------------------------
Unlike the year for the U.S. stock market, 1996 proved to be a rather unremarkable period for interest rates. Treasury bond prices in particular, which experienced dramatic up and down gyrations over the course of the year, ended the year slightly lower--with yields slightly higher--than when 1996 began.

Expectations about the Federal Reserve Board's credit policy had a great effect on the markets. Early last year, when the Federal Reserve Board moved to lower its Federal Funds rate (the rate it pays banks for deposits in excess of reserve requirements) by one-quarter of a percentage point, fixed income investors were hopeful that further interest rate reductions--and higher bond prices--were in store. Unfortunately, the January 31, 1996 rate cut proved to be the only one of its kind for the year.

What began as bullish sentiment in the fixed income markets during the first quarter gave way to fears that signs of stronger growth in the economy would push inflation and interest rates higher. These concerns dashed hopes that the Federal Reserve Board would move to push interest rates lower any time soon.

These fears were realized in the second quarter, as the economy grew at a robust 4.7% annual rate. Heightened anxiety about each new piece of economic news released by the Government in turn contributed to market bearishness. On the other hand, signs that inflation remained largely in check in spite of full employment and steady growth limited the drop in bond prices.

Corporate issuers, in fact, took advantage of yields that still looked low on an historical basis, and a $405 billion flood of new issues came to market. This huge supply came close to the record high of $416 billion in new issues during 1993. Corporate bond issuance was especially high during the months of November and December, as a result of declining rates earlier in the fall.

Fixed-income investors were also attracted to the comparatively high yields of the junk bond market, which outperformed other fixed-income sectors, while uncertainty over discussions about possibilities of a flat tax dampened demand for tax-exempt bonds. For short-term debt instruments, the year was uneventful, with little movement in yields.



MARK E. NEWLIN, C.F.A.
DIRECTOR OF FIXED INCOME MANAGEMENT
HARRIS INVESTMENT MANAGEMENT, INC.

THE MARKET ENVIRONMENT
EQUITY MARKETS REVIEW                                           JANUARY 31, 1997
--------------------------------------------------------------------------------
1996 was an excellent year for the U.S. equity markets--with the Standard & Poor's 500 Index finishing up 23%, following the dramatic gain of 37.4% in 1995. Since 1926, back-to-back gains of this magnitude have occurred only five times.

In many ways 1996 was a repetition of 1995, when large capitalized stocks dominated the market. Small companies, as measured by the Russell 2000, again underperformed with a return of 16.5%. The best performing sectors of the market were financials, technology, and energy. Underperforming areas were consumer services, basic industries and transportation. Utilities had difficult year despite the overall strong environment.

Investors' nervousness about strength in the economy led to increased volatility during the year. Fears that renewed growth in the economy would trigger upward pressure on inflation and interest rates weighed on stock prices. Compounding these factors were concerns about the sustainability of corporate earnings growth. In the second quarter especially, the market appeared to have little regard for companies that were experiencing earnings disappointments.

Supporting the market was positive news on the inflation front and relatively stable interest rates during the course of the year. And while earnings growth slowed for many companies, particularly in the latter part of the year, results, on balance, were generally favorable. Last, but not least, there were enormous inflows into the stock market as a result of inflows into equity mutual funds.

According to the Investment Company Institute, the trade association for the mutual fund industry, in 1996 investors poured $223 billion in new cash into mutual funds which invest in stocks. This level surpassed the previous record of $129.6 billion set in 1993 by more than 70%, as well as the $128.1 billion inflow into equity mutual funds in 1995. In December alone, investors put more than $13.5 billion in net new money into equity funds. Although year-end comments by Federal Reserve Chairman Alan Greenspan about valuations in the markets sparked some concern, they were unable to dampen what proved to be a spectacular ascent for the year.



WILLIAM O. LESZINSKE
PRESIDENT AND CHIEF INVESTMENT OFFICER
HARRIS INVESTMENT MANAGEMENT, INC.




6


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GOVERNMENT MONEY MARKET FUND SUMMARY
     ---------------------------------------------------------------------------
     INVESTMENT OBJECTIVE
     The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and preservation of capital and liquidity. The Fund invests exclusively in U.S. Government Securities that have remaining maturities not exceeding thirteen months and certain repurchase agreements.

     INVESTMENT RESULTS
     Based on strong performance over the course of the year, Class A and Institutional shares of the Government Money Fund finished the year in the top quartile of their respective peer groups--that is, other funds against which they are ranked that have similar investment objectives.
          The Fund's managers maintained a somewhat longer average maturity with the portfolio during the second half of the year, based on their positive outlook for the fixed income markets. This strategy paid off handsomely for the Fund as interest rates, which had been on an upward course, reversed direction and fell dramatically. Active management of the Fund's average maturity during the first and second quarter of 1996 helped the Fund weather the significant volatility of the fixed income markets.

MONEY MARKET FUND SUMMARY
     ---------------------------------------------------------------------------
     INVESTMENT OBJECTIVE
     The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities not exceeding thirteen months.

     INVESTMENT RESULTS
     Like the Government Money Fund, the Money Fund's strong performance over the course of the year can be attributed to vigilant "duration management", or the active management of the Fund's average weighted maturity. The significant interest rate shifts over the course of the year provided the Fund's managers with an excellent opportunity to employ this strategy, thus enhancing fund performance.
          The most significant event of the first half of the year for the Money Fund was the conversion of common trust fund assets held by Harris Trust & Savings Bank personal trust clients into the Harris Insight Funds. In order to accommodate this significant inflow of new assets, the average-days-to-maturity of the Funds was extended. After the conversion was completed, the average-days-to-maturity of the Money Fund eventually was reset. This strategy worked well for the Fund, as the interest rate yield curve inverted deeply during January (with long-term rates rising much faster than short-term rates) and then rebounded through the first half of the year.

TAX-EXEMPT MONEY MARKET FUND SUMMARY
     ---------------------------------------------------------------------------
     INVESTMENT OBJECTIVE
     The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities not exceeding thirteen months.

     INVESTMENT RESULTS
     Like the Money Fund, the Tax-Exempt Money Fund experienced a significant inflow of new assets in the first quarter of the year following a conversion of common trust fund assets into the Fund. The Fund maintained a relatively short average maturity through much of the first quarter in order to accommodate the conversion of assets into the Fund. Upon completion of the conversion and transfer, the Fund extended its average maturity, and by the end of the first half of the year its average maturity stood at 52.5 days.
          A number of strategies employed by the Fund's managers helped to strengthen the Fund's performance in the second half of the year. In the third quarter, the Fund's average maturity had widened to 58 days, largely as a result of the Fund's increased participation in a number of new issues of one-year tax-exempt notes. In the fourth quarter, the Fund attempted to capitalize on certain technical characteristics of the tax-exempt market. For example, the Fund was able to take advantage of rising rates in the variable rate sector of the market. As a result of this strategy, the Fund's average maturity shortened somewhat. Nonetheless, the Fund's managers maintained a longer average maturity based on their bullish outlook for the interest rate market and the steepness of the yield curve.

--------------------------------------------------------------------------------
The Harris Insight Money Market Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable $1.00 share price.

A portion of income from the Tax-Exempt Money Market Fund may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
                                                                               7
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SHORT/INTERMEDIATE BOND FUND SUMMARY
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
Lehman Brothers Intermediate Government/Corporate Bond Index - A weighted composite of ( I ) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and ( II ) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS:
The reemergence of strong economic activity early in the year put upward pressure on interest rates, and consequently weighed on demand for fixed income investments. The overall bearish sentiment in the first half of the year was linked to heightened market anxiety that a resurgent economy would trigger higher inflation. Intermediate interest rates ended the year 80 basis points (100 basis points equals one percent) higher than the year before.
     The most favorable period of the year for the Fund was the fourth quarter, when interest rates declined by an average of 25 basis points, sparking a rally in the markets. Slowing economic growth was a contributing factor behind the strong performance of the fixed income markets. In particular, the Fund's portfolio at the end of the year was overweighted in the corporate and asset-backed sectors, which the Fund's managers considered especially attractive areas in which to invest.

[GRAPHIC OMITTED]

                        INSTITUTIONAL
               INDEX       SHARES
Feb. '96      10,000       10,000
Mar. '96       9,949        9,887
Apr. '96       9,914.18     9,857
May  '96       9,906.25     9,859
Jun. '96      10,011.2      9,948
Jul. '96      10,041.3      9,981
Aug. '96      10,049.3      9,983
Sep. '96      10,189       10,114
Oct. '96      10,369.4     10,286
Nov. '96      10,506.2     10,419
Dec. '96      10,439       10,361

[GRAPHIC OMITTED]

                           CLASS A
               INDEX       SHARES
Mar. '91      10,000        9,550
Jun. '91      10,178        9,657
Dec. '91      11,181       10,605
Jun. '92      11,518       10,904
Dec. '92      11,983       11,165
Jun. '93      12,720       11,974
Dec. '93      13,028       12,271
Jun. '94      12,685       11,945
Dec. '94      12,774       12,113
Jun. '95      13,999       13,128
Dec. '95      14,729       13,794
Jun. '96      14,699       13,727
Dec. '96      15,327       14,278


           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                         1 YEAR    5 YEAR    INCEPTION**
INSTITUTIONAL SHARES        --        --         3.61%
CLASS A SHARES           -1.16%     5.15%        6.38%

* Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

     Aggregate total returns are given for those classes of shares that have not been operational for a full year.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and April 1, 1991 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

BOND FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
Lehman Brothers Aggregate Bond Index - An index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS:
1996 followed a pattern established in the fixed-income markets in previous years, whereby a spectacular year of fixed-income returns is followed by a lackluster year. The year's returns, albeit positive, posted the third worst year of fixed-income market performance since 1981, when the market's upward bull trend started.
     And while the Fund's return was positive in 1996, results were greatly affected by the volatility in the fixed income markets throughout the year. This volatility reflected investor concerns that strong growth in the economy would cause upward pressure on inflation and, consequently, interest rates. Stronger than anticipated economic activity was reflected in bond yields, which rose approximately 80 basis points on a year-over-year basis. However, the positive returns experienced by the bond market during the third quarter of the year were just enough to pull the market out of negative territory for the first time since February 1996. The fourth quarter also saw improved returns as interest rates fell, on average, 25 basis points.

[GRAPHIC OMITTED]

             Index    InstitutionalShares
Apr. '96     10,000         10,000
May  '96      9,980          9,958
Jun. '96     10,114         10,067
Jul. '96     10,141         10,099
Aug. '96     10,124         10,090
Sep. '96     10,300         10,234
Oct. '96     10,529         10,461
Nov. '96     10,709         10,648
Dec. '96     10,609         10,540

[GRAPHIC OMITTED]

               Index     Class A Shares
Apr. '96       10,000        9,550
May  '96        9,980        9,512
Jun. '96       10,114        9,615
Jul. '96       10,141        9,643
Aug. '96       10,124        9,632
Sep. '96       10,300        9,768
Oct. '96       10,529        9,983
Nov. '96       10,709       10,159
Dec. '96       10,609       10,054

             AGGREGATE TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                         INCEPTION**
INSTITUTIONAL SHARES        5.40%
CLASS A SHARES              0.54%
* Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

     Aggregate total returns are given for those classes of shares that have not been operational for a full year.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

INTERMEDIATE TAX-EXEMPT BOND FUND SUMMARY

GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND FUND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
Lehman Brothers Municipal Bond Fund Index - An index comprised of 8,000 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS:
By comparison, the municipal bond market performed better than its taxable counterpart. Fear of declining supply in response to rising rates helped municipals as Treasury Bond yields rose throughout much of the year. Concern over a potential Federal Reserve tightening of interest rates influenced the municipal market to a lesser degree than the Treasury market.
     The first half of 1996 was a difficult period for the municipal bond market. In February, the tax-exempt market ended its string of seven consecutive months of positive price performance. A number of other factors weighed heavily on Fund performance, including a steepening of the tax-exempt yield curve--which reflected investor preferences for shorter-term tax-exempt maturities--as well as a large supply of new issues overhanging the market during the early part of the year. The yield relationship between taxable and tax-exempt issues also widened back out to its historical norm as prospects for a flat tax faded with Steve Forbes' presidential run. The strong performance of the stock market in the second half of the year also drew investor interest away from the municipal bond market. On balance, however, demand for tax-exempt bonds proved to be remarkably resilient over the course of the year, especially as concerns over the flat tax abated.

[GRAPHIC OMITTED]

             Index     Class A Shares    Institutional Shares
Dec. '85    10,000         9,550               10,000
Dec. '86    11,931        10,418               10,935
Dec. '87    12,111        10,378               10,919
Dec. '88    13,342        10,825               11,417
Dec. '89    14,781        11,673               12,342
Dec. '90    15,858        12,377               13,119
Dec. '91    17,784        13,714               14,573
Dec. '92    19,352        14,609               15,563
Dec. '93    21,729        15,812               16,885
Dec. '94    20,606        15,287               16,366
Dec. '95    24,202        17,032               18,279
Dec. '96    25,274        17,466               18,848


           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                     1 YEAR  5 YEAR    10 YEAR  INCEPTION**
INSTITUTIONAL SHARES  3.11%   5.28%     5.60%      5.93%
CLASS A SHARES       -2.06%   3.99%     4.82%      5.20%


* Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

    Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional and Class A Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1986. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

TAX-EXEMPT BOND FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND FUND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
Lehman Brothers Municipal Bond Fund Index - An index comprised of 8,000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984.

INVESTMENT OBJECTIVE:
The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS:
Municipal bonds performed well in 1996 compared to the rather lackluster performance of taxable fixed income investments. Pre-election proposals for a "flat tax"--which would lessen the demand for tax-advantaged investments such as municipal bonds--weighed on prices early in the year. Also contributing to weakened demand for municipal bonds was the rally in the equity markets in the second half of the year. Many bond investors were reinvesting the proceeds from maturing bonds into stocks. But as flat-tax concerns abated, municipal bond prices rose.
     As the difference in interest rate spreads between the highest quality bonds and lower quality bonds narrowed throughout the year, the lower quality issues were the stronger performers. In fact, an oversupply of insured, triple A-rated securities caused that sector of the market to be one of the weakest performing for the year. Although the Fund's portfolio was overweighted in insured bonds and underweighted in single-A and triple-B issues, the Fund was well positioned in higher coupon, non-callable bonds. The strong performance of these issues mitigated the weaker performance of the insured bonds within the Fund's portfolio.

[GRAPHIC OMITTED]

             Index    Institutional Shares      Class A Shares
Jan. '85    10,000          10,000                  9,550
            12,003          11,814                 11,255
Dec. '86    14,321          13,887                 13,197
            14,537          13,372                 12,676
Dec. '88    16,014          14,729                 13,927
            17,742          16,330                 15,403
Dec. '90    19,035          17,245                 16,225
            21,346          19,247                 18,064
Dec. '92    23,228          20,857                 19,526
            26,081          23,558                 22,000
Dec. '94    24,733          21,838                 20,343
            29,050          24,993                 23,224
DEC. '96    30,337          25,932                 24,021


           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                     1 YEAR  5 YEAR    10 YEAR  INCEPTION**
INSTITUTIONAL SHARES  3.76%   6.14%     6.44%      8.26%
CLASS A SHARES       -1.22%   4.90%     5.68%      7.57%

* Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

    Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional and Class A Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

CONVERTIBLE FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE FUND AND THE FIRST BOSTON CONVERTIBLE INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
First Boston Convertible Index - An index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S.-domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE:
The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in convertible securities including bonds, debentures, notes or preferred stocks that are convertible into common stocks or warrants that provide the right to purchase shares of common stock.

INVESTMENT RESULTS:
Because 1996 was an especially volatile year for the fixed income markets, the Fund benefited over the course of the year from minimal holdings of "bond equivalents" (convertibles with large premiums to conversion value) and from specific issue selections.
     The Fund's strong performance was boosted by its portfolio holdings in technology and financial issues. Particularly noteworthy were holdings in Quantum, Altera, Seagate and S3.

[GRAPHIC OMITTED]

             Index      Convertible Fund
Feb. '88    10,000          9,550
Dec. '88    10,551         10,209
Dec. '89    12,002         11,283.2
Dec. '90    11,177          9,351
Dec. '91    14,432         11,786.6
Dec. '92    16,936         13,601.8
Dec. '93    20,079         15,438.4
Dec. '94    19,129         14,819
Dec. '95    23,664         17,563.2
Dec. '96    26,941         21,185

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                        1 YEAR       5 YEAR     INCEPTION**
CONVERTIBLE FUND        15.18%       11.40%        8.84%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for shares of the Fund assume an initial sales charge of 4.50%.

** The inception date for the Fund's performance is February 24, 1988. Inception for the Index begins on the month-end closest to the Fund's inception date.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

EQUITY FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S & P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
S & P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Equity Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS:
The Equity Fund outperformed the S & P 500 Index during the last 12 months ended December 31, 1996. The Fund's performance was based on issue selection and sector exposure. Financial, Technology and Energy exposures benefited performance. Utilities was the weakest performing sector.

[GRAPHIC OMITTED]

             Index     Institutional Shares
Feb. '96     10,000         10,000
Mar. '96     10,096          9,752
Apr. '96     10,244          9,888
May  '96     10,509         10,105
Jun. '96     10,552          9,973
Jul. '96     10,082          9,545
Aug. '96     10,296          9,900
Sep. '96     10,875         10,365
Oct. '96     11,173         10,774
Nov. '96     12,021         11,493
Dec. '96     11,785         11,366

[GRAPHICOMITTED]

             Index       Class A Shares
Feb. '88     10,000          9,550
Dec. '88     10,700         10,337
Dec. '89     14,069         13,233
Dec. '90     13,623         12,192
Dec. '91     17,784         15,519
Dec. '92     19,149         16,789
Dec. '93     21,061         19,851
Dec. '94     21,337         19,443
Dec. '95     29,323         26,493
Dec. '96     36,089         32,892

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                          1 YEAR    5 YEAR    INCEPTION**
INSTITUTIONAL SHARES         --         --      13.66%
CLASS A SHARES            18.56%    15.14%      14.39%

* Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

     Aggregate total returns are given for those classes of shares that have not been operational for a full year.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and February 26, 1988 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

     Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

EQUITY INCOME FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE EQUITY INCOME FUND AND THE S & P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
S & P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Equity Income Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS:
The Equity Income Fund produced solid returns in 1996. The Fund's performance benefited from its Finance, Healthcare and Technology exposure. Individual issue selection and sector exposure equally contributed to performance. The Fund was able to maintain its yield premium to the S & P's 500 Index throughout 1996.

[GRAPHIC OMITTED]

              Index    Institutional Shares      Class A Shares
Jan. '94     10,000          10,000                   9,500
Jun. '94      9,658            9540                   9,100
Dec. '94     10,131            9,957                  9,487
Jun. '95     12,172           11,676                 11,111
Dec. '95     13,923           13,625                 12,950
Jun. '96     15,342           14,462                 13,729
Dec. '96     17,135           16,071                 15,232

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                            1 YEAR          INCEPTION**
INSTITUTIONAL SHARES        17.95%            17.12%
CLASS A SHARES              12.33%            15.04%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93% and 1.18%, the estimated expense ratios of the Institutional and Class A Shares of the Equity Income Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE GROWTH FUND AND THE S & P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
S & P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Growth Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS:
The Growth Fund outperformed the S&P 500 Index during 1996. The Fund primarily benefited from favorable issue selection and secondarily by emphasis on the Technology and Health Care sectors. The Fund is a well diversified large capitalization growth fund that increased its position in the Financial and Energy sectors during the year and reduced its position somewhat in Technology and large capitalization consumer companies.

[GRAPHIC OMITTED]

               Index    Institutional Shares    Class A Shares
Apr. '92      10,000         10,000                 9,550
Jun. '92      10,197          9,901                 9,451
Dec. '92      11,049         10,910                10,403
Jun. '93      11,582         11,036                10,511
Dec. '93      12,153         11,587                11,023
Jun. '94      11,737         10,714                10,179
Dec. '94      12,312         11,581                10,990
Jun. '95      14,792         14,040                13,307
Dec. '95      16,920         15,800                14,963
Jun. '96      18,645         18,108                17,126
Dec. '96      20,824         20,369                19,243

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                             1 YEAR          INCEPTION**
INSTITUTIONAL SHARES         28.92%            16.28%
CLASS A SHARES               22.81%            14.88%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Growth Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Growth Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10% and 1.35%, the estimated expense ratios of the Institutional and Class A Shares of the Growth Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

SMALL-CAP OPPORTUNITY FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL 2000 SMALL STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
Russell 2000 Small Stock Index - An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest company has a market capitalization of approximately $13 million. The total adjusted market capitalization as of March 1991 was $156.5 billion.

INVESTMENT OBJECTIVE:
The Small-Cap Fund seeks to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller to medium capitalization companies.

INVESTMENT RESULTS:
Although 1996 proved to be a spectacular year for the stock market, the overall performance of smaller capitalization issues during the period lagged that of larger capitalization issues. There was strength in "small cap" issues for the first five months of 1996. However, during the months of June and July 1996, the small cap market experienced a significant decline. From August to year-end, small caps rebounded, but still trailed their large cap counterparts. Technology stocks were especially affected by both the decline and the rebound. Solid performance by the Fund's portfolio holdings in Technology, Financial Services and Energy helped the Fund produce a strong showing for the year relative to its peers.

[GRAPHIC OMITTED]

              Index      Institutional Shares   Class A Shares
Jan. '85      10,000            10,000                 9,550
Dec. '85      13,105            12,055                11,486
Dec. '86      13,850            13,691                13,012
Dec. '87      12,635            14,194                13,457
Dec. '88      15,781            17,624                16,667
Dec. '89      18,343            20,660                19,490
Dec. '90      14,765            18,269                17,192
Dec. '91      21,564            26,974                25,322
Dec. '92      25,534            32,100                30,060
Dec. '93      30,362            36,975                34,523
Dec. '94      29,809            35,602                33,158
Dec. '95      38,286            44,966                41,775
Dec. '96      44,616            53,421                49,517

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                       1 YEAR    5 YEAR    10 YEAR  INCEPTION**
INSTITUTIONAL SHARES   18.80%    14.64%    14.59%     15.03%
CLASS A SHARES         13.20%    13.31%    13.77%     14.30%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20% and 1.45%, the estimated expense ratios of the Institutional and Class A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government, bonds and Treasury bills.

INDEX FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S & P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
S & P 500 Stock Index - An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE:
The Index Fund seeks to provide the return and risk characteristics of the S & P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS:
Mirroring the exceptional year in the equity markets, the Index Fund turned in a very strong showing in 1996. Supporting the equity markets in 1996 was the continued strong growth in the economy coupled with low inflation and relatively stable interest rates.
     At the end of the year, issues held by the Fund represented more than 99.5 percent of the weighted capitalization of the S&P 500 Index. The three sectors contributing the best performance to the Fund during the course of the year were Technology, Financial Services and Health Care. The Utility, Business Service and Consumer Cyclical sectors provided the least contribution to the Fund's performance.

[GRAPHIC OMITTED]

              Index       Institutional Shares   Class A Shares
Apr. '92      10,000            10,000                9,550
Jun. '92      10,197             9,932                9,480
Dec. '92      11,049            10,730               10,229
Jun. '93      11,582            11,215               10,678
Dec. '93      12,153            11,750               11,173
Jun. '94      11,737            11,325               10,756
Dec. '94      12,312            11,841               11,232
Jun. '95      14,792            14,209               13,461
Dec. '95      16,920            16,218               15,345
Jun. '96      18,645            17,839               16,862
Dec. '96      20,824            19,902               18,793

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                          1 YEAR      INCEPTION**
INSTITUTIONAL SHARES      22.71%        15.71%
CLASS A SHARES            16.96%        14.31%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional and Class A Shares of the Index Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

INTERNATIONAL FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARK:
MSCI EAFE Index - An index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE:
The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS:
The International Fund's performance closely tracked the MSCI EAFE Index. Fund performance benefited from strong markets in the United Kingdom, France, Netherlands, Spain and Germany. However, weak markets in Japan and Switzerland hurt Fund performance. The Consumer Goods and Energy sectors exposure benefited Fund performance while the Financial sector dampened performance.

[GRAPHIC OMITTED]

                 Index      Institutional Shares     Class A Shares
Jan. '87        10,000            10,000                 9,550
Dec. '87        12,463            11,015                10,511
Dec. '88        15,986            12,621                12,013
Dec. '89        17,671            14,115                13,383
Dec. '90        13,528            10,987                10,385
Dec. '91        15,168            12,300                11,607
Dec. '92        13,322            11,761                11,073
Dec. '93        17,659            14,655                13,770
Dec. '94        19,033            15,283                14,336
Dec. '95        21,166            15,923                14,891
Dec. '96        22,446            16,737                15,619

           AVERAGE ANNUAL TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                        1 YEAR       5 YEAR     INCEPTION**
INSTITUTIONAL SHARES     5.11%        6.35%        5.33%
CLASS A SHARES           0.17%        5.14%        4.59%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40% and 1.65%, the estimated expense ratios of the Institutional and Class A Shares of the International Fund, respectively, at commencement of operations.

** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1987. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

HEMISPHERE FREE TRADE FUND SUMMARY
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE HEMISPHERE FREE TRADE FUND, COMPOSITE AND MSCI WORLD INDEX FROM INCEPTION THROUGH DECEMBER 31, 1996.


PERFORMANCE BENCHMARKS:
Composite (S&P 500 Stock Index (40%), TSE 300 Composite Index (30%), Mexican Bolsa Index (30%)) - A weighted composite of ( I ) the S & P 500 Stock Index, which is an index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market ( II ) the TSE 300 Composite Index, which is an Index that is intended to portray the overall performance of 300 stocks listed on the Toronto Stock Exchange and ( III ) the Mexican Bolsa Index, which is a capitalization weighted index of the leading stocks traded on the Mexican Stock Exchange.
     MSCI World Index - An Index consisting of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE:
The Harris Insight Hemisphere Free Trade Fund seeks to provide capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities, fixed income securities and/or cash equivalents of issuers in Canada, Mexico and the United States.

INVESTMENT RESULTS:
The Fund's positive performance in 1996 can be attributed to the double-digit returns of the equity markets in the United States, Canada, and Mexico.
     From the Hemisphere Free Trade Fund's inception in April through the end of the year, the Fund's asset allocation in the three North American free trade zone countries has been approximately 40 percent in the United States, 30 percent in Canada, and 30 percent in Mexico. Best performing sectors in the United States allocation for the Fund were Energy and Financial, while Transportation was the weakest performing sector.

[GRAPHIC OMITTED]

            Composite         Index    Institutional Shares
Apr. '96      10,000         10,000         10,000
May  '96      10,510         10,240         10,260
Jun. '96      10,427         10,290         10,020
Jul. '96       9,977          9,924          9,540
Aug. '96      10,493         10,036         10,100
Sep. '96      10,761         10,427         10,310
Oct. '96      11,049         10,497         10,420
Nov. '96      11,726         11,084         11,130
Dec. '96      11,662         10,904         11,030

[GRAPHIC OMITTED]

             Composite        Index    Class A Shares
Apr. '96      10,000         10,000          9,550
May. '96      10,510         10,240          9,799
Jun. '96      10,427         10,290          9,570
Jul. '96       9,977          9,924          9,102
Aug. '96      10,493         10,036          9,637
Sep. '96      10,761         10,427          9,838
Oct. '96      11,049         10,497          9,933
Nov. '96      11,726         11,084         10,602
Dec. '96      11,662         10,904         10,516


             AGGREGATE TOTAL RETURNS* FOR THE PERIOD ENDED 12-31-96
                            INCEPTION**
INSTITUTIONAL SHARES          10.30%
CLASS A SHARES                 5.16%

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions. The results for the Class A Shares of the Fund assume an initial sales charge of 4.50%.

   Aggregate total returns are given for those classes of shares that have not been operational for a full year.

** The inception date for the Fund's performance is April 9, 1996 with respect to the Institutional Shares, and April 11, 1996 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Global investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION
                               FIXED INCOME FUNDS

     For the year ended December 31, 1996, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                                           SHORT-TERM          LONG-TERM
                                          CAPITAL GAIN,      CAPITAL GAIN,
                                            PER SHARE          PER SHARE
                                          -------------      --------------
     Short/Intermediate Fund..........      $    --             $    --
     Bond Fund........................       0.0091              0.0240
     Intermediate Tax-Exempt Fund.....           --              0.0364
     Tax-Exempt Fund..................       0.0076              0.2087
     Convertible Fund.................           --                  --

                                  EQUITY FUNDS
     For the year ended December 31, 1996, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                                        SHORT-TERM          LONG-TERM
                                       CAPITAL GAIN,      CAPITAL GAIN,
                                         PER SHARE          PER SHARE
                                       -------------      -------------
     Equity Fund......................    $0.1087             $1.5554
     Equity Income Fund...............     0.0813              0.9167
     Growth Fund......................     0.1678              0.8971
     Small-Cap Fund...................         --              0.7175
     Index Fund.......................     0.0122              0.3314
     International Fund...............     0.0620              0.0055
     Hemisphere Fund..................         --                  --

     FOR CORPORATE SHAREHOLDERS ONLY:
     The percentage of dividends from net investment income declared for the year ended December 31, 1996, which qualify for the corporate dividends received deduction is as follows:

     Equity Fund.....................................   100.0%
     Equity Income Fund..............................   100.0%
     Growth Fund.....................................   100.0%
     Small-Cap Fund..................................   100.0%
     Index Fund......................................   100.0%
     International Fund..............................     0.0%
     Hemisphere Fund.................................     0.0%

ADDITIONAL TAX INFORMATION FOR SHAREHOLDERS OF THE INTERNATIONAL FUND
     For the year ended December 31, 1996, the International Fund distributed $859,557 of foreign source income on which the Fund paid foreign taxes of $191,849. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                              GOVERNMENT MONEY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
 ANNUALIZED                            PAR
 YIELD/RATE              MATURITY     (000)   VALUE(DAGGER)
 ----------              --------     -----   -------------
AGENCY OBLIGATIONS -- 41.5%
FEDERAL FARM CREDIT BANK -- 4.1%
   5.620%                 09/03/97  $10,000  $  9,975,431
                                             ------------
FEDERAL HOME LOAN BANK -- 8.2%
   5.325%                 03/18/97   10,000     9,997,316
   5.490%                 11/07/97   10,000     9,995,658
                                             ------------
                                               19,992,974
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORP.-- 18.9%
   5.290%                 01/14/97   10,000     9,980,897
   5.230%                 01/16/97    8,000     7,982,567
   5.400%                 01/16/97   20,000    19,955,000
   5.230%                 02/10/97    8,000     7,953,511
                                             ------------
                                               45,871,975
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
   5.520%                 10/28/97    5,000     4,998,389
   5.450%                 11/06/97   10,000     9,990,603
                                             ------------
                                               14,988,992
                                             ------------
STUDENT LOAN MARKETING ASSOCIATION -- 4.1%
   5.870%                 06/30/97   10,000    10,007,907
                                             ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $100,837,279)                        100,837,279
                                             ------------
VARIABLE RATE OBLIGATIONS (DOUBLE DAGGER) -- 49.3%
FEDERAL HOME LOAN BANK -- 11.9%
   5.498%                 01/26/97*  10,000     9,995,413
   5.540%                 02/18/97*  10,000    10,018,858
   5.370%                 03/04/97*   9,000     8,994,897
                                             ------------
                                               29,009,168
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 23.0%
   5.540%                 01/02/97*  10,000     9,998,191
   5.320%                 01/07/97*   6,000     6,000,000
   5.205%                 01/12/97*  20,000    19,990,058
   5.331%                 01/14/97*  20,000    19,994,540
                                             ------------
                                               55,982,789
                                             ------------
STUDENT LOAN MARKETING ASSOCIATION-- 14.4%
   5.410%                 01/07/97*  10,000     9,996,718
   5.430%                 01/07/97*  10,000    10,001,695
   5.480%                 01/07/97*  15,000    15,000,000
                                             ------------
                                               34,998,413
                                             ------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $119,990,370)                        119,990,370
                                             ------------

ANNUALIZED                             PAR
YIELD/RATE               MATURITY     (000)  VALUE(DAGGER)
----------               --------     -----  -------------
REPURCHASE AGREEMENTS -- 9.2%
Donaldson, Lufkin & Jenrette
  Securities Corp., 7.000%
  Agreement dated 12/31/96, proceeds
  at maturity $22,476,738 (Collateralized
  by $32,386,000 U.S. Treasury Strip
  0.00%, due 08/15/02. The market
  value is $22,926,535.)
  (Cost $22,468,000)      01/02/97  $22,468  $ 22,468,000
                                             ------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $243,295,649)                        243,295,649
                                             ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- 0.0%                           (53,313)
                                             ------------
NET ASSETS -- 100.0%
Applicable to 37,169,682 and 206,072,726
  shares outstanding of Institutional Class
  and Class A, respectively, $.001 par value;
  1.5 billion authorized shares (Note 9)     $243,242,336
                                             ============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL CLASS AND
  CLASS A SHARES                                    $1.00
                                                    =====
 -------------------
       (DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER) Rate in effect on 12/31/96.
              * Date of next interest rate reset.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   MONEY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)  VALUE(DAGGER)
----------                --------  ------- ------------
AGENCY OBLIGATIONS -- 2.7%
Federal Home Loan Bank
   5.650%                 01/02/97  $12,500 $ 12,522,872
Federal National Mortgage Association
   5.840%                 01/02/97   10,000   10,001,637
                                            ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $22,524,509)                         22,524,509
                                            ------------
ASSET BACKED SECURITIES -- 5.2%
Boatmens Auto Trust 1996 Class A
   5.753%                 08/08/97    9,886    9,884,706
Contimortgage Home Equity Loan Trust
   5.900%                 01/15/97   11,119   11,128,310
Ford Credit Auto Trust Series 1996A
   5.670%                 07/15/97    5,125    5,124,867
Norwest Automobile Trust 1996-A
   5.465%                 12/05/97   11,103   11,103,142
The Money Store Auto Trust 1996-1
   5.638%                 07/18/97    5,941    5,940,593
                                            ------------
TOTAL ASSET BACKED SECURITIES
   (Cost $43,181,618)                         43,181,618
                                            ------------
CERTIFICATES OF DEPOSIT -- 24.6%
Bank of Tokyo
   5.590%                 01/08/97   36,000   36,000,000
Dai Ichi Kangyo Bank Ltd.
   5.800%                 01/24/97   35,000   35,000,445
Fuji Bank Ltd.
   5.800%                 01/16/97   26,000   26,000,215
Sanwa Bank Ltd.
   5.750%                 01/15/97   39,100   39,100,000
Societe Generale
   6.100%                 09/12/97   33,000   32,994,512
Sumitomo Bank (Cayman)
   5.490%                 01/22/97   35,000   35,000,000
                                            ------------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $204,095,172)                       204,095,172
                                            ------------
COMMERCIAL PAPER -- 39.6%
Associates Corp. of North America
   7.000%                 01/02/97   11,000   10,997,861
Beta Finance
   5.350%                 02/03/97   10,000    9,950,958
Columbia HCA
   5.500%                 01/31/97    7,000    6,967,917
Comdisco, Inc.
   5.620%                 03/21/97    4,000    3,950,669
Corporate Receivable Trust
   5.320%                 01/10/97    1,000      998,670
CXC INC.
   6.750%                 01/02/97   10,000    9,998,125
   5.320%                 01/16/97   25,000   24,944,583
Enterprise Funding
   5.340%                 01/10/97   25,239   25,205,306
General Motors Acceptance Corp.
   7.500%                 01/02/97   12,063   12,060,487

ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)  VALUE(DAGGER)
----------                --------  ------- ------------
COMMERCIAL PAPER (CONTINUED)
Heller Financial, Inc.
   5.400%                 01/06/97  $25,000 $ 24,981,250
   5.460%                 01/06/97   10,000    9,992,417
National Fleet Funding
   5.340%                 01/06/97   35,000   34,974,042
New Center Asset Trust
   7.500%                 01/02/97   28,000   27,994,167
Prefco.
   5.350%                 01/09/97   35,000   34,958,389
   5.650%                 01/14/97    6,494    6,480,750
Public Service Electric & Gas Co.
   5.500%                 01/08/97    2,000    1,997,861
   5.530%                 01/08/97    4,590    4,585,064
Salomon Brothers
   5.450%                 01/13/97    8,000    7,985,467
Sheffield Receivables Corp.
   5.320%                 01/17/97    5,450    5,437,114
   5.320%                 01/17/97   10,000    9,976,356
Stadshypotek AB
   5.450%                 01/06/97   20,000   19,984,861
Texas Utilities Co.
   5.650%                 02/14/97    6,000    5,958,567
Textron Financial Corp.
   5.480%                 01/24/97    6,500    6,477,243
U.S. West Capital Funding Corp.
   5.540%                 01/28/97    7,000    6,970,915
West Baton Rouge, LA
   5.600%                 02/03/97   15,000   15,000,000
                                            ------------
TOTAL COMMERCIAL PAPER
   (Cost $328,829,039)                       328,829,039
                                            ------------
CORPORATE BONDS -- 8.9%
Abbey National
   5.500%                 11/21/97   33,000   32,971,858
Beta Finance
   6.125%                 09/12/97   22,000   22,000,000
Chase Manhattan Corp.-New York
   7.500%                 12/01/97   10,000   10,164,231
General Electric Capital Corp. Euro Bond
   8.000%                 01/17/97    3,856    3,859,622
General Electric Capital Corp.
   8.000%                 02/01/97    1,000    1,002,381
General Motors Acceptance Corp.
   7.600%                 01/09/97    4,055    4,056,723
                                             ------------
TOTAL CORPORATE BONDS
   (Cost $74,054,815)                         74,054,815
                                            ------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 19.0%
Federal Home Loan Bank
   5.540%                 03/31/97*   6,000    6,011,315
Federal National Mortgage Association
   5.850%                 01/01/97*  16,000   16,005,320
   4.770%                 01/02/97*  10,000    9,998,804
   5.320%                 01/07/97*  10,000   10,000,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)  VALUE(DAGGER)
----------                --------  ------- ------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) (CONTINUED)
General Motors Acceptance Corp.
   5.574%                 01/11/97* $ 5,000  $ 5,002,843
PHH Corp.
   5.496%                 01/08/97*  35,000   34,983,884
Racer Series 1996-MM-10-1-Trust
   5.664%                 01/24/97*  33,000   33,000,000
Steers Floating Rate Note
   5.624%                 01/30/97*  33,000   33,000,000
Student Loan Marketing Association
   5.430%                 01/07/97*  10,000   10,001,694
                                            ------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $158,003,860)                       158,003,860
                                            ------------
                                     SHARES
                                    --------
TEMPORARY INVESTMENTS -- 0.0%
Dreyfus Cash Management Plus, Inc.
  Class A Shares                      1,000        1,000
Goldman Sachs Financial Square
  Money Market Portfolio              1,374        1,374
Lehman Prime Money Market Fund
  Class A Shares                     11,096       11,096
                                            ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $13,470)                                 13,470
                                            ------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $830,702,483)                       830,702,483
                                            ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- 0.0%                          (72,161)
                                            ------------
NET ASSETS -- 100.0%
Applicable to 369,418,377,
  and 461,214,535 shares outstanding
  of Institutional Class and
  Class A, respectively, $.001 par
  value; 1.75 billion authorized
  shares (Note 9)                           $830,630,322
                                            ============
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL CLASS AND
  CLASS A SHARES                                   $1.00
                                                   =====
--------------------------------------------------------------------------------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER) Rate in effect on 12/31/96.
* Date of next interest rate reset.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT MONEY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS -- 98.9%
ALASKA -- 7.3%
Anchorage, Alaska Municipal Light & Power
  Revenue Series 1996D VR
   3.950%                 01/08/97  $ 8,000   $  8000,000
Valdez, Alaska Marine Terminal (ARCO)
  Series C PS
   3.650%                 02/03/97    6,000     6,000,000
   3.550%                 02/05/97    7,000     7,000,000
   3.550%                 03/04/97    6,500     6,500,000
Valdez, Alaska Marine Terminal (Atlantic
  Richfield) Series 1994A PS
   3.600%                 01/07/97    5,000     5,000,000
   3.450%                 02/24/97    3,900     3,900,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Exxon Pipeline 1985) VR
   4.900%                 01/02/97    5,200     5,200,000
                                             ------------
                                               41,600,000
                                             ------------
ARIZONA -- 8.8%
Apache County, Arizona Industrial
  Development Authority Pollution
  Control Revenue Bonds VR
   4.000%                 01/08/97   18,000    18,000,000
Maricopa County, Arizona, Pollution
  Control Revenue Refunding Bonds
  (Arizona Public Service Co.)
  Series E VR
   4.950%                 01/02/97    6,000     6,000,000
Salt River, Arizona, Agriculture Industrial
  Power & Development TECP
   3.550%                 01/21/97    4,000     4,000,000
   3.400%                 02/18/97    6,000     6,000,000
   3.600%                 02/19/97    7,000     7,000,000
   3.450%                 03/06/97    9,050     9,050,000
                                             ------------
                                               50,050,000
                                             ------------
CALIFORNIA -- 5.3%
Calfornia Community College Financing
  Authority Series A TRANS
   4.750%                 07/02/97   17,105    17,176,769
Los Angeles, California, Union School
  District Series 1996-97B TRANS
   4.500%                 09/30/97    2,000     2,012,317
Los Angeles, California, Union School
  District TRANS
   4.500%                 06/30/97    4,350     4,364,455
San Diego County, California, General
  Obligation Note
   5.000%                 04/01/97    1,650     1,655,331
South Coast, California, Local Education
  Agencies Note Partners Series A TRANS
   4.750%                 06/30/97    5,000     5,016,091
                                             ------------
                                              30,224,963
                                             ------------

ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
DELAWARE -- 0.4%
State of Delaware Series 1991A
   5.600%                 08/15/97  $ 2,000   $ 2,024,181
                                             ------------
DISTRICT OF COLUMBIA -- 5.2%
District of Columbia Loans Revenue
  Series 1985 PS
   4.330%                 07/01/97    1,620     1,622,177
District of Columbia Revenue Bonds,
  American Association for the
  Advancement of Science VR
   5.000%                 01/02/97   28,100    28,100,000
                                             ------------
                                              29,722,177
                                             ------------
FLORIDA -- 8.4%
Dade County, Florida, Industrial
  Development Authority Revenue
  Refunding Bonds (Florida Power &
  Light Company) VR
   4.900%                 01/02/97    10,000   10,000,000
Dade County, Florida, Special Obligation
  Revenue Bonds Capital Asset
  Acquisition Series 1990 VR
   4.250%                 01/08/97     6,060    6,060,000
Gainesville, Florida, Utility System
  Series C TECP
   3.400%                 03/11/97     7,000    7,000,000
Jacksonville, Florida Authority Series
  D-3 TECP
   3.400%                 01/22/97     1,100    1,100,000
Jacksonville, Florida, Electric Authority
  TECP
   3.600%                 02/20/97     3,700    3,700,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds Seminole Electric Series D PS
   3.450%                 06/15/97     2,000    2,000,000
Putnam County, Florida Development
  Authority Pollution Control Revenue
  Bonds Seminole Electric Series H-4 PS
   3.800%                 03/15/97     3,830    3,830,000
Sunshine State, Florida TECP
   3.650%                 01/06/97     8,000    8,000,000
Sunshine State GFC Revenue Series 1986 PS
   3.450%                 03/12/97     6,000    6,000,000
                                             ------------
                                               47,690,000
                                             ------------
GEORGIA -- 7.7%
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power & Light Company
  Vogtle Project) Series 1994-3rd VR
   4.950%                 01/02/97    15,900   15,900,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                                 PAR
YIELD/RATE                     MATURITY   (000)   VALUE(DAGGER)
----------                     --------  -------  ------------

MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Oglethorpe Power Corporation)
  Project A PS
   3.450%                      02/04/97  $ 5,000   $ 5,000,000
   3.600%                      02/10/97    5,000     5,000,000
Dekalb Private Hospital Authority, Georgia
  Revenue Bonds (Egleston Children's
  Hospital) Series A VR
   4.050%                      01/08/97    6,000     6,000,000
Dekalb Private Hospital Authority,
  Georgia Revenue Bonds (Egleston
  Children's Hospital) Series B VR
   4.150%                      01/08/97    9,500     9,500,000
Georgia Municipal Gas Authority
  Revenue Series A PS
   3.500%                      03/12/97    2,500     2,500,000
                                                  ------------
                                                    43,900,000
                                                  ------------
IDAHO -- 0.7%
Idaho State TRANS
   4.500%                      06/30/97    4,000     4,011,385
                                                  ------------
ILLINOIS -- 3.3%
Chicago, Illinois General Obligation
  Notes
   3.100%                      02/04/97    3,000     3,000,000
Cook County, Illinois Revenue Bonds
  (Catholic Charities) VR
   4.200%                      01/08/97    8,200     8,200,000
Illinois Development Finance Authority
  Revenue Bonds (Catholic Charities)
  Series B VR
   4.200%                      01/02/97    1,310     1,310,000
Illinois Educational Facility TECP
   3.600%                      02/13/97    6,000     6,000,000
                                                  ------------
                                                    18,510,000
                                                  ------------
INDIANA -- 0.9%
Indiana Bond Bank
   4.250%                      01/09/97    5,000     5,000,794
                                                  ------------
KANSAS -- 6.9%
Burlington, Kansas Pollution Control
  Revenue Bonds (Kansas City Power &
  Light) Series 1985B PS
   3.800%                      01/06/97    5,000     5,000,000
   3.800%                      01/13/97    5,000     5,000,000
   3.500%                      04/02/97    6,700     6,700,000
Burlington, Kansas Pollution Control
  Revenue Bonds Series 1987A PS
   3.650%                      01/23/97    4,000     4,000,000
Kansas State Department of Transportation
  Highway Revenue Bonds Series B VR
   3.950%                      01/07/97   18,400    18,400,000
                                                   -----------
                                                    39,100,000
                                                   -----------

ANNUALIZED                                 PAR
YIELD/RATE                     MATURITY   (000)   VALUE(DAGGER)
----------                     --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
KENTUCKY -- 0.4%
Jefferson County, Kentucky, Series
  1992A PS
   3.650%                      01/27/97  $ 2,000   $ 2,000,000
                                                   -----------
LOUISIANA -- 6.6%
Jefferson Parish Hospital Service
  District No. 2 (East Jefferson General
  Hospital) VR
   4.100%                      01/02/97   10,800    10,800,000
West Baton Rouge, Louisiana,
  District #3 PS
   3.600%                      01/15/97    4,900     4,900,000
West Baton Rouge, Louisiana, Industrial
  District #3 Revenue Bonds (Dow
  Chemical Co.) Series B VR
   5.000%                      01/02/97   21,900    21,900,000
                                                   -----------
                                                    37,600,000
                                                   -----------
MARYLAND -- 1.8%
Maryland Health & Higher Education
  Series C TECP
   3.650%                      02/07/97    5,950     5,950,000
   3.550%                      02/14/97    2,000     2,000,000
Montgomery County, Maryland TECP
   3.500%                      03/05/97    2,300     2,300,000
                                                   -----------
                                                    10,250,000
                                                   -----------
MICHIGAN -- 3.7%
Delta County, Michigan Economic
  Development Corp. Environmental
  Revenue VR
   5.000%                      01/02/97    6,200     6,200,000
Detroit, Michigan, School District
  State School Notes
   4.500%                      05/01/97    4,800     4,810,619
Michigan Underground Storage
  Authority TECP
   3.550%                      02/05/97   10,000    10,000,000
                                                   -----------
                                                    21,010,619
                                                   -----------
MINNESOTA -- 3.8%
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds (Mayo
  Foundation/Mayo Medical Center)
  Series A PS
   3.700%                      02/06/97    2,500     2,500,000
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds (Mayo
  Foundation/Mayo Medical Center)
  Series C PS
   3.450%                      03/07/97    5,000     5,000,000
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds (Mayo
  Foundation/Mayo Medical Center)
  Series F PS
   3.500%                      03/10/97    4,000     4,000,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                                 PAR
YIELD/RATE                     MATURITY   (000)   VALUE(DAGGER)
----------                     --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
University of Minnesota Revenue
  Bonds Series 1985I PS
   3.450%                      03/10/97  $ 5,000   $ 5,000,000
University of Minnesota Revenue
  Bonds Series G PS
   3.750%                      02/01/97    5,000     5,000,000
                                                   -----------
                                                    21,500,000
                                                   -----------
MISSOURI -- 0.5%
Missouri Health and Education Facility
  Authority
   4.500%                      09/08/97    2,500     2,509,897
                                                   -----------
NEBRASKA -- 2.3%
Lincoln, Nebraska TECP
   3.450%                      04/03/97    1,500     1,500,000
Nebraska Public Power Development
  Electric System Municipal Notes
   3.600%                      02/11/97    5,000     5,000,000
   3.500%                      02/12/97    5,000     5,000,000
Nebraska Public Power Development
  Electric System TECP
   3.450%                      03/14/97    1,715     1,715,000
                                                   -----------
                                                    13,215,000
                                                   -----------
NEW YORK -- 6.4%
New York City General Obligation Bonds,
  Weekly Series 1995F-2 VR
   4.050%                      01/08/97    6,450     6,450,000
New York City General Obligation Bonds,
  Series 1992B VR
   4.500%                      01/02/97    7,050     7,050,000
New York City Municipal Finance
  Authority Water and Sewer System
  Series 1995A VR
   4.700%                      01/02/97    6,000     6,000,000
New York City Unlimited Tax General
  Obligation Bonds Series 1992B
   4.500%                      01/02/97    4,000     4,000,000
New York Energy Research and
  Development Authority (Niagara
  Mohawk Power Corporation Project)
  Series 1985C VR
   4.900%                      01/02/97    6,200     6,200,000
New York State Energy Research &
  Development Authority Pollution
  Control Revenue Bonds (Niagara
  Mohawk Power) Series A VR
   4.700%                      01/02/97    6,300     6,300,000
                                                   -----------
                                                    36,000,000
                                                   -----------
OHIO -- 1.9%
Cleveland, Ohio, City School District RANS
   4.500%                      06/01/97    2,000     2,004,804
Ohio Air Quality Development Authority
  Series 1985A VR
   4.700%                      01/02/97    7,800     7,800,000

ANNUALIZED                                 PAR
YIELD/RATE                     MATURITY   (000)   VALUE(DAGGER)
----------                     --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Toledo, Ohio, City Services Special
  Assessment Notes PS
   4.500%                      06/02/97  $ 1,000  $ 1,002,004
                                                  -----------
                                                   10,806,808
                                                  -----------
PENNSYLVANIA -- 0.8%
Montgomery County, Pennsylvania TECP
   3.450%                      02/20/97    4,600    4,600,000
                                                  -----------
RHODE ISLAND -- 0.5%
State of Rhode Island TRANS
   4.500%                      06/30/97    3,000    3,007,080
                                                  -----------
TENNESSEE -- 2.4%
Metropolitan Government Nashville
  & Davidson County, Tennessee,
  Health and Education Facilities
  Revenue Bonds (Vanderbilt University)
  Series B PS
   3.700%                      05/01/97     750      750,000
State of Tennessee BANS Series A VR
   3.900%                      01/08/97  12,600   12,600,000
                                                 -----------
                                                  13,350,000
                                                 -----------
TEXAS -- 6.1%
Harris County, Texas, Health Facilities
  Development Corp. Revenue
  (Memorial Hospital System Project)
  Series 1994B TECP
   3.650%                      01/14/97   5,900    5,900,000
San Antonio, Texas, Electric and Gas
  Series A TECP
   3.550%                      03/05/97   2,000    2,000,000
State of Texas TRANS
   4.750%                      08/29/97  20,825   20,930,540
Texas Municipal Power Agency BANS
   3.550%                      01/29/97   6,000    6,000,000
                                                 -----------
                                                  34,830,540
                                                 -----------
UTAH -- 2.2%
Intermountain Power Authority
  Supply Revenue Bonds Series 1985F
   3.750%                      03/17/97   7,000    7,000,000
Intermountain Power Authority
  Revenue Series 1985F PS
   3.450%                      02/25/97   5,400    5,400,000
                                                 -----------
                                                  12,400,000
                                                 -----------
VERMONT -- 0.2%
Vermont Educational Health and Building
  Funding Agency Revenue Bonds
  (Middlebury College) Series A PS
   3.700%                      05/01/97   1,000    1,000,000
                                                 -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                                 PAR
YIELD/RATE                     MATURITY   (000)   VALUE(DAGGER)
----------                     --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
WASHINGTON -- 3.9%
Washington Public Power Supply
  System Project No. 1 Refunding
  Electric Revenue Bonds VR
   3.850%                      01/07/97  $11,000  $  11,000,000
Washington State Public Power Supply
   4.000%                      01/01/97   11,200     11,200,000
                                                  -------------
                                                     22,200,000
                                                  -------------
WISCONSIN -- 0.5%
Milwaukee, Wisconsin, School Notes
  Series 1996B
   4.250%                      08/21/97    3,000      3,007,329
                                                  -------------
TOTAL MUNICIPAL BONDS
   (Cost $561,120,773)                              561,120,773
                                                  -------------

                                         SHARES
                                        --------
TEMPORARY INVESTMENTS -- 0.8%
Federated Tax-Free Obligation Fund      4,029,281     4,029,281
Fidelity Tax-Exempt Money Market Fund      25,460        25,460
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio       185,596       185,596
Nuveen Tax-Exempt Money Market Fund        99,042        99,042
                                                  -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $4,339,379)                                  4,339,379
                                                  -------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $565,460,152)                              565,460,152
                                                  -------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.3%                                1,792,945
                                                  -------------
NET ASSETS -- 100.0%
Applicable to 388,396,499 and
  178,850,805 shares outstanding
  of Institutional Class and Class
  A, respectively, $.001 par value;
  1.5 billion authorized
  shares (Note 9)                                  $567,253,097
                                                   ============
NET ASSET VALUE,OFFERING PRICE AND
  REDEMPTIONPRICE PER SHARE EACH
  FOR INSTITUTIONAL CLASS AND CLASS A SHARES              $1.00
                                                          =====
---------------
(DAGGER) See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/96. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TECP -- Tax Exempt Commercial Paper.
TRANS -- Tax Revenue Anticipation Note.
RANS -- Revenue Anticipation Note.
BANS -- Bond Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                             SHORT/INTERMEDIATE FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                       MATURITY        PAR
   RATE                     (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------                    ---------------   -----   -------------
AGENCY OBLIGATIONS -- 7.9%
AID -- Israel Guaranteed Notes
   6.050%                      08/15/00      $  520    $  513,499
Federal Home Loan Bank
   5.430%                      12/29/98       8,500     8,414,914
   7.360%                      07/01/04       1,000     1,049,190
Federal Home Loan Mortgage Corp.
   7.980%                      09/08/04       5,000     5,038,600
Federal National Mortgage Association
   6.375%                      10/13/00         400       398,296
   8.400%                      10/25/04       5,000     5,216,500
                                                      -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $20,472,914)                                  20,630,999
                                                      -----------
ASSET-BACKED SECURITIES -- 17.6%
AFC Home Equity Loan Trust Series
  1991-4, Class A
   7.750%                      02/15/06         121       122,671
Banco Nacional De Mexico, S.A
  Series 1996-A, Class A1
   6.250%                      12/01/03       5,000     4,915,625
Bank America Manufactured Housing
  Contract Series 1996-1 Class B-1
   7.875%                      10/10/26       3,500     3,564,904
Bridgestone/Firestone Master Trust
  Series 1996-1, Class A
   6.170%                      07/01/03       4,000     3,978,366
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
   6.280%                      06/15/00       3,500     3,504,648
Chase Manhattan Credit Card Master
  Trust Series 1996-3, Class A
   7.040%                      02/15/04       2,750     2,816,825
Chemical Master Credit Card Trust I
  Series 1996-1, Class A
   5.550%                      09/15/03       3,000     2,913,409
First Deposit Master Trust Series 1995-2,
  Class A
   6.050%                      08/15/02       5,000     5,007,490
Fleet Financial Home Equity Series 1991-1,
  Class A
   8.450%                      04/15/06         106       107,443
Ford Credit Auto Loan Master Trust
  Series 1995-1, Class A
   6.500%                      08/15/02       1,000     1,003,736
Goldome Credit Corporation Home
  Equity Trust Series 1990-1, Class A
   10.000%                     07/15/05         242       248,228
Greentree Financial Corporation
  Series 1996-2, Class B1
   7.550%                      04/21/03       1,500     1,516,263
Merrill Lynch Home Equity Loan
  Series 1994-1, Class A1
   6.168%                      07/15/22         613       611,272
Nissan Auto Receivable Grantor Trust
  Series 1994-A, Class A
   6.450%                      09/15/99         251       252,301

  COUPON                       MATURITY        PAR
   RATE                     (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------                    ---------------   -----   -------------
ASSET-BACKED SECURITIES (CONTINUED)
Premier Auto Trust Series 1995-4,
  Class CTFS
   6.200%                      09/06/00       $4,662   $ 4,661,339
Premier Auto Trust Series 1996,
  Class CTFS
   6.350%                      07/06/00        4,000     4,011,327
Private Label Credit Card Master Trust II
  Series 1994-1, Class A
   7.150%                      06/20/01          333       334,404
Security Pacific Home Equity Loan
  Series 1991-1, Class A
   7.850%                      05/15/98           48        47,735
Standard Credit Card Master Trust
  Series 1995-3, Class A
   7.850%                      02/07/02        2,000     2,081,284
WFS Financial Owner Trust Series
  1996-A, Class A3
   6.050%                      06/01/00        4,000     3,993,922
                                                       -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $45,669,407)                                   45,693,192
                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 26.1%
Asset Securitization Corp. Series
  1996-D3, Class A-1C
   7.330%                      10/31/26        2,300     2,356,063
DLJ Mortgage Acceptance Corp.
  Series 1995-Q1, Class A1-S IO
   1.967%                      03/25/25          599       145,087
DLJ Mortgage Acceptance Corp.
  Series 1996-M Class 1
   9.000%                      11/28/11        7,456     7,646,571
Federal Home Loan Mortgage Association
  Series 1571, Class BA PO
    8.612%                     04/15/19          627       586,531
Federal Home Loan Mortgage Corp.
  1988 Series 15, Class A
   9.100%                      10/15/19           --           136
Federal Home Loan Mortgage Corp.
  FHR, Series 1758, Class K
   5.500%                      11/15/02          750       746,588
Federal Home Loan Mortgage Corp.
  Series 1645, Class B
   5.500%                      01/15/08        8,011     7,377,211
Federal National Mortgage Association
  Pool 303724
   6.000%                      01/01/11        7,955     7,723,386
Federal National Mortgage Association
  Pool 305189
   9.000%                      01/01/25           50        52,893
Federal National Mortgage Association
  Pool 305555
   9.000%                      01/01/25          489       515,677
Federal National Mortgage Association
  Pool 306031
   9.000%                      02/01/25        1,082     1,140,738

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                             SHORT/INTERMEDIATE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                       MATURITY        PAR
   RATE                     (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------                    ---------------   -----   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Pool 306674
   9.000%                      03/01/25      $  385    $  405,445
Federal National Mortgage Association
  Pool 317306
   9.000%                      07/01/25         435       458,911
Federal National Mortgage Association
  Pool 338001
   9.000%                      10/01/25          41        43,398
Federal National Mortgage Association
  Series 1990-32, Class E
   9.000%                      08/01/01       6,650     6,932,625
Federal National Mortgage Association
  Series 1993-146, Class B PO
    7.702%                     05/25/23         859       827,434
Federal National Mortgage Association
  Series 1994-85, Class E
   6.000%                      06/01/00       1,200     1,187,211
Federal National Mortgage Association
  Series 1996-M4, Class A
   7.750%                      01/15/30       6,949     7,104,874
Federal National Mortgage Association
   7.000%                      01/15/27       2,785     2,738,438
FGLMC Pool G00143
   7.500%                      06/01/23       1,028     1,033,712
GE Capital Mortgage Services, Inc.
  Series 1994-12, Class A8
   6.000%                      03/25/09       5,280     5,093,919
GNMA Pool 326150
   7.000%                      09/15/23         271       266,671
GNMA Pool 333668
   7.000%                      07/15/23         741       728,639
GNMA Pool 345039
   7.000%                      09/15/23         823       809,598
GNMA Pool 345536
   7.000%                      01/15/24         529       520,076
GNMA Pool 351638
   7.000%                      01/15/24         741       729,124
GNMA Pool 377553
   7.000%                      07/15/25         740       723,691
GNMA Pool 383330
   7.000%                      12/01/23         963       942,027
GNMA Pool 391901
   7.000%                      12/01/23         808       790,721
GNMA Pool 397755
   7.000%                      05/15/24         682       670,823
GNMA Pool 406568
   7.000%                      07/15/25         965       944,040
GNMA Pool 407660
   7.000%                      12/01/23         859       840,024
GNMA Pool 780023
   7.000%                      09/15/24         877       861,711
GNMA Pool 8747
   6.500%                      01/15/25         262       267,812

  COUPON                       MATURITY        PAR
   RATE                     (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------                    ---------------   -----   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Merrill Lynch Mortgage Investors, Inc.
  Series 1996-C2, Class A3
   6.960%                      11/21/28      $1,345    $ 1,335,543
Mortgage Capital Funding Inc. Series
  1996-MC2, Class A3
   7.008%                      12/21/26       2,450      2,456,125
Prudential Home Mortgage Securities
  1992-6, Class A3
   7.000%                      04/01/97         324        323,867
Ryland Acceptance Corporation
  Series 74, Class D
   7.500%                      08/01/13         545        544,503
                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $67,702,249)                                   67,871,843
                                                       -----------
CORPORATE BONDS -- 26.9%
BANKS -- 3.1%
First Chicago NBD Bancorp
   7.250%                      08/15/04       3,320      3,398,850
Korea Development Bank
   5.875%                      12/01/98       4,000      3,975,000
State Bank of New South Wales
   10.375%                     04/26/99         750        813,375
                                                       -----------
                                                         8,187,225
                                                       -----------
FINANCE -- 11.3%
American Express Credit Corp.
   6.125%                      11/15/01         440        433,950
Associates Corp.
   5.750%                      10/15/03         190        180,975
Banco Bibao Vizcaya, SA International
  Finance
   6.875%                      10/27/05       4,080      3,988,200
BankAmerica Institutional Series 144A
   8.070%                      12/31/26         875        885,938
Beneficial Corp.
   8.400%                      05/15/08          20         22,225
Beneficial Corp., MTN
   9.130%                      07/25/01       1,000      1,095,000
British Gas Financial European Bond
   8.375%                      09/08/99       3,485      3,646,181
Caterpillar Financial Services Corp., MTN
   8.290%                      03/04/99       1,000      1,040,000
First Chicago NBD Institutional
   7.950%                      12/01/26       1,725      1,718,531
General Motors Acceptance Corp., MTN
   8.250%                      12/09/97       2,000      2,044,980
Household Finance Corp.
   8.550%                      10/15/04       3,000      3,116,250
Lehman Brothers Holdings
   6.890%                      10/10/00       4,600      4,611,500
Merrill Lynch
   6.500%                      04/01/01       3,940      3,905,525
Sears Overseas Financial
    0.000%                     07/12/98       3,000      2,741,250
                                                       -----------
                                                        29,430,505
                                                       -----------
                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                             SHORT/INTERMEDIATE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                       MATURITY        PAR
   RATE                     (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------                    ---------------   -----   -------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- 11.2%
Atlantic Richfield
   9.125%                      03/01/11      $  100    $  118,125
Browning - Ferris Industries Inc.
   6.100%                      01/15/03       1,000       968,750
E.I. DuPont de Nemours & Co.
   7.500%                      06/11/99         440       451,660
Ford Motor Co.
   9.000%                      09/15/01       4,000     4,370,000
H.J. Heinz Co.
   7.500%                      04/26/00       1,000     1,031,250
Hertz Corp.
   8.300%                      02/02/98       1,000     1,025,000
Lockheed Martin Corp.
   6.550%                      05/15/99       4,200     4,226,250
National Power European Bond
   7.125%                      07/11/01       4,500     4,567,500
Pohang Iron & Steel
   7.125%                      11/01/06       1,970     1,965,075
Ryder Systems, Inc.
   5.770%                      04/21/98       1,475     1,471,313
Sears Roebuck, Co., MTN
   8.390%                      02/14/02         800       863,000
Telstra Corp. Ltd.
   6.500%                      11/28/05       4,625     4,520,938
Walt Disney Co.
   6.375%                      03/30/01       2,785     2,774,556
Waste Management Technologies, Inc.
   6.250%                      10/15/00         700       693,875
                                                      -----------
                                                       29,047,292
                                                      -----------
UTILITIES-ELECTRIC -- 1.3%
Commonwealth Edison Co.
   6.000%                      03/15/98         715       714,106
Consolidated Edison
   6.625%                      07/01/05       2,150     2,117,750
Pacific Gas & Electric
   7.875%                      03/01/02         500       529,375
                                                      -----------
                                                        3,361,231
                                                      -----------
TOTAL CORPORATE BONDS
   (Cost $69,524,828)                                  70,026,253
                                                      -----------
VARIABLE RATE OBLIGATIONS -- 1.6%
Comdisco Inc. (Cost $4,000,578)
   5.750%                      02/24/97       4,000     4,003,947
                                                      -----------
U.S. TREASURY OBLIGATIONS -- 19.1%
U.S. Treasury Bonds
   8.750%                      08/15/20       1,360     1,676,893
                                                      -----------

  COUPON                       MATURITY        PAR
   RATE                     (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------                    ---------------   -----   -------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. Treasury Notes
   8.875%                      11/15/98      $  900    $  947,277
   7.500%                      10/31/99       1,515     1,570,782
   7.875%                      11/15/99       5,000     5,241,850
   7.750%                      11/30/99       3,320     3,470,097
   7.750%                      12/31/99       2,850     2,982,582
   5.625%                      11/30/00       3,500     3,436,755
   5.500%                      12/31/00       5,800     5,666,135
   6.625%                      06/30/01       4,430     4,502,829
   5.750%                      08/15/03       1,000       970,520
   7.875%                      11/15/04      17,120    18,693,322
   7.000%                      07/15/06         515       535,291
                                                     ------------
                                                       48,017,440
                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $49,605,408)                                  49,694,333
                                                     ------------
                                       SHARES
                                      --------
TEMPORARY INVESTMENTS -- 1.1%
Goldman Sachs Financial Square
  Money Market Portfolio
  (Cost $2,930,017)                   2,930,017         2,930,017
                                                     ------------
TOTAL INVESTMENTS-- 100.3%
  (Cost $259,905,401)                                 260,850,584
                                                     ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS-- (0.3%)                                (845,226)
                                                     ------------
NET ASSETS -- 100.0%
Applicable to 25,204,518 and 437,115
  shares outstanding of Institutional
  Class and Class A, respectively,
  $.001 par value; 200,000,000
  authorized shares (Note 9)                         $260,005,358
                                                     ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($255,573,048/25,204,518)                 $10.14
                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE
  ($4,432,310/437,115)                                  $10.14
                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                            $10.62
                                                        ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER) Maturity dates for asset-backed securities, including collateralized mortgage obligations, represent weighted average maturities of the underlying securities at December 31, 1996.
MTN -- Medium Term Note.
IO -- Interest Only security.
PO -- Principal Only security.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                 MATURITY        PAR
   RATE               (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------              ---------------   -----   -------------
AGENCY OBLIGATIONS -- 14.7%
Federal National Mortgage Association
   7.000%                 11/01/11     $   48    $   48,026
   7.000%                 11/01/11        127       126,807
   7.000%                 11/01/11         55        55,183
   7.000%                 12/01/11        534       533,557
   7.000%                 12/01/11        835       834,535
   7.000%                 12/01/11        419       419,076
Federal National Mortgage Association
  Pool #305555
   9.000%                 01/01/25        500       526,930
Federal National Mortgage Association
  Pool #359740
   7.000%                 10/01/26        334       327,055
Federal National Mortgage Association
  Pool #364248
   7.000%                 01/01/27        342       334,296
Federal National Mortgage Association
  Pool #364731
   7.000%                 12/01/26        334       327,186
Federal National Mortgage Association
   8.000%                 12/01/26      1,400     1,426,250
Government National Mortgage
  Association
   7.500%                 01/15/26      1,400     1,400,438
                                                -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $9,261,636)                              6,359,339
                                                -----------
ASSET-BACKED SECURITIES -- 20.2%
Asset Securitization Corp.
   7.400%                 10/13/26        700       717,063
American Southwest Financial Securities
  Corp. Series 1996-FH, Class A1
   6.675%                 12/30/26      1,000     1,001,249
Bank America Manufactured Housing
  Contract Series 1996-1, Class B1
   7.875%                 10/10/26        500       508,750
Bridgestone/Firestone Master Trust
  Series 1996-1, Class A
   6.170%                 07/01/03        800       795,000
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
   6.280%                 06/15/00        500       500,664
Chase Manhattan Credit Card Master
  Trust Series 1996-3, Class A
   7.040%                 02/15/04        500       512,150
Chemical Master Credit Card Trust
  Series 1995-2, Class A
   6.230%                 06/15/03        610       608,454
Countrywide Funding Corp.
   6.750%                 03/25/24        776       740,360
   8.423%                 05/25/24        651       619,223
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A
   9.000%                 11/28/11        994     1,019,543
Household Credit Card Master Trust I
   5.545%                 01/15/97        780       781,404
Merrill Lynch Mortgage Series
  1996-C2, Class A3
   6.960%                 11/21/28        290       287,961

  COUPON                 MATURITY        PAR
   RATE               (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------              ---------------   -----   -------------
ASSET-BACKED SECURITIES (CONTINUED)
Standard Credit Card Master Trust
  Series 1995-3A
   7.850%                 02/07/02     $  250    $  260,904
Standard Credit Card Master
  Series 1994-3, Class B
   7.000%                 04/07/01        400       405,697
                                                -----------
TOTAL-ASSET BACKED SECURITIES
   (Cost $8,697,713)                              8,758,422
                                                -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.4%
Federal Home Loan Mortgage Corp.
  Series 1184, Class Z
   8.000%                 12/15/21      1,126     1,165,056
Federal Home Loan Mortgage Corp.
  Series 1865
   7.000%                 07/15/26        750       721,100
Federal Home Loan Mortgage Corp.
  Series 1871, Class H
   7.000%                 11/15/12      1,000       991,153
Federal National Mortgage Association
  Series 1996-1, Class A
   6.000%                 12/25/08        800       737,625
Federal National Mortgage Association
   7.000%                 12/25/22        516       470,325
                                                -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $1,183,443)                              4,085,259
                                                -----------
CORPORATE BONDS -- 23.1%
FINANCE -- 7.6%
Allstate Finance II
   7.830%                 12/01/45        600       588,180
Bank of America, Inc. Series 144A
   8.070%                 12/31/26        400       405,000
Banco Bibao Vizcaya, SA
  International Finance
   6.875%                 10/27/05        250       244,375
General Motors Acceptance Corp.
   6.625%                 10/15/05        210       204,750
Lehman Brothers Holdings Co.
   7.125%                 09/15/03        400       399,500
Mellon Financial
   6.300%                 06/01/00        500       497,500
Merrill Lynch
   6.500%                 04/01/01        200       198,750
Smith Barney Holdings
   6.500%                 10/15/02        200       198,750
State Bank New South Wales
  10.375%                 04/26/99        500       542,250
                                                -----------
                                                  3,279,055
                                                -----------
INDUSTRIAL -- 12.9%
Abbey National PLC
   7.350%                 10/15/06        190       193,431
Comdisco, Inc.
   6.050%                 10/31/97        500       500,540
Dayton-Hudson Co.
   9.750%                 11/01/98        500       530,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                 MATURITY        PAR
   RATE               (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------              ---------------   -----   -------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Ford Motor Co.
   8.875%                 01/15/22     $  200     $  230,750
Hertz Corp.
   6.500%                 04/01/00        500        500,000
Honeywell Inc.
   7.350%                 05/15/00        200        205,500
Lockheed Martin
   7.650%                 05/01/16        200        206,250
National Power Euro Bond
   7.125%                 07/11/01        500        507,500
Pepsico, Inc. Euro Bond
   5.800%                 08/31/98        500        498,150
Pohang Iron & Steel
   7.125%                 11/01/06        215        214,291
Procter & Gamble Euro Bond
   9.625%                 01/14/01        400        440,500
Ryder Systems, Inc.
   5.770%                 04/21/98        400        399,000
Telstra Corp. Ltd. Euro Bond
   6.500%                 11/28/05        750        733,125
Wal-Mart Stores Euro Bond
   6.750%                 05/24/02        125        127,188
Wal-Mart Stores
   9.100%                 07/15/00        100        108,375
Xerox Corp. Euro Bond
   5.750%                 07/21/00        200        195,200
                                                 -----------
                                                   5,589,800
                                                 -----------
UTILITIES -- 2.2%
Bell South Telecommunication
   7.625%                 05/15/35        215        215,000
British Gas Financial Euro Bond
   8.375%                 09/08/99        200        209,250
GTE Corp.
   8.850%                 03/01/98        500        515,625
                                                 -----------
                                                     939,875
                                                 -----------
YANKEE -- 0.4%
Quebec Province, Series NN
   7.125%                 02/09/24        200        190,750
                                                 -----------
TOTAL CORPORATE BONDS
   (Cost $9,951,365)                               9,999,480
                                                 -----------
U.S. TREASURY OBLIGATIONS -- 31.8%
U.S. Treasury Bonds
   7.500%                 11/15/16      2,970      3,218,232
                                                 -----------

  COUPON                 MATURITY        PAR
   RATE               (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------              ---------------   -----   -------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. Treasury Notes
   5.125%                 11/30/98    $ 1,000     $  987,190
   6.250%                 08/31/00      1,950      1,957,995
   5.625%                 02/28/01      1,250      1,225,687
   7.875%                 11/15/04      5,480      5,983,611
   7.500%                 02/15/05        355        379,623
                                                 -----------
                                                  10,534,106
                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $13,664,510)                             13,752,338
                                                 -----------

                                      SHARES
                                     --------
TEMPORARY INVESTMENTS -- 6.0%
Goldman Sachs Financial Square
  Money Market Portfolio              612,198        612,198
Goldman Sachs Institutional Liquid
  Assets Money Market Portfolio     1,964,957      1,964,957
                                                 -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $2,577,155)                               2,577,155
                                                 -----------
TOTAL INVESTMENTS-- 105.2% (Cost $45,335,822)     45,531,993
                                                 -----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (5.2%)
Payable for Investments Purchased                 (2,576,702)
Other Assets and Liabilities, Net                    317,231
                                                 -----------
Total Liabilities in Excess of
   Other Assets                                   (2,259,471)
                                                 -----------
NET ASSETS -- 100.0%
Applicable to 4,283,385 and 12,929
  shares of beneficial interest
  outstanding of Institutional Class
  and Class A, respectively,
  $.001 par value (Note 9)                      $ 43,272,522
                                                ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($43,142,310/4,283,385)             $10.07
                                                  ======
NET ASSET VALUE ANDREDEMPTION
  PRICE PER CLASS A SHARE
  ($130,212/12,929)                               $10.07
                                                  ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                      $10.54
                                                  ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER) Maturity dates for asset-backed securities, including collateralized mortgage obligations, represent weighted average maturities of the underlying securities at December 31, 1996.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          INTERMEDIATE TAX-EXEMPT FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS -- 96.8%
ARIZONA -- 12.4%
Arizona State Transportation Highway
  Revenue
   6.500%                 07/01/11   $6,300  $ 6,914,244
Maricopa County, Arizona, Unified
  School District No. 48, Scottsdale
   7.750%                 07/01/02    1,570    1,815,313
Phoenix, Arizona, General Obligation
  Bonds
   7.500%                 07/01/08    5,000    6,062,500
Salt River Project Arizona Agriculture
  and Improvement District
   6.500%                 01/01/04    6,050    6,692,813
Tucson, Arizona, Street and Highway
  User Revenue Series A
   7.000%                 07/01/11    1,800    2,112,750
   7.000%                 07/01/12    2,000    2,342,500
                                             -----------
                                              25,940,120
                                             -----------
CALIFORNIA -- 7.1%
California State General Obligation Bonds
   6.200%                 09/01/02    1,750    1,896,563
   6.750%                 04/01/07    1,750    2,008,125
Riverside County, California, Transportation
  Commission Sales Tax Revenue
  Series A
   6.000%                 06/01/06    2,000    2,177,500
Riverside County, California, Transportation
  Commission Sales Tax Revenue
  Series A
   6.000%                 06/01/07    2,430    2,642,625
San Diego, California, Public Facilities
  Financing Authority Sewer Revenue
   6.000%                 05/15/05    5,600    6,076,000
                                             -----------
                                              14,800,813
                                             -----------
COLORADO -- 2.8%
Denver, Colorado, City and County
  Airport Revenue Bond, Series A
   7.500%                 11/15/06    5,000    5,812,500
                                             -----------
CONNECTICUT -- 1.0%
Connecticut State General Obligation
  Bonds Series B
   5.300%                 09/15/07    2,000    2,050,000
                                             -----------
DELAWARE -- 1.9%
Delaware State General Obligation Bonds
   6.125%                 04/01/01    3,700    3,963,625
                                             -----------
FLORIDA -- 3.4%
Gainesville, Florida, Utilities System
  Revenue Series A
   5.750%                 10/01/07    1,500    1,597,500
Reedy Creek, Florida, Improvement
  Dist., Florida Utilities Revenue
   6.500%                 10/01/16    5,000    5,475,000
                                             -----------
                                               7,072,500
                                             -----------

ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA -- 3.4%
Georgia State General Obligation Bonds
  Series F
   6.500%                 12/01/06   $3,370  $ 3,833,375
Georgia State General Obligation Bonds
   6.500%                 08/01/02    3,000    3,315,000
                                             -----------
                                               7,148,375
                                             -----------
HAWAII -- 1.7%
Honolulu, Hawaii, City & County
  Reference Series A
   7.350%                 07/01/05    3,000    3,536,250
                                             -----------
ILLINOIS -- 11.3%
Chicago, Illinois, Metropolitan Water
  Capital Improvement Bonds
   6.600%                 01/01/02    2,600    2,830,750
Chicago, Illinois, Metropolitan Water
  Reclamation District-Greater Chicago
   6.300%                 12/01/09    2,000    2,155,000
Cook County, Illinois, General
  Obligation Bonds
   7.000%                 11/01/00    2,000    2,217,500
DuPage County, Illinois, First
  Preservation District
   6.000%                 11/01/03    2,000    2,165,000
Illinois Development Financial Authority
  Revenue School District Rockford
  School 205
   6.550%                 02/01/09    1,000    1,117,500
Illinois State Government General
  Obligation Unlimited Bond
   5.500%                 08/01/01    3,500    3,640,000
Metropolitan Pier Illinois Revenue
   6.000%                 12/15/06    5,000    5,375,000
Sangamon County, Illinois School District
   6.900%                 01/01/07    2,700    3,101,625
University of Illinois Revenue Bonds
   5.800%                 10/01/97    1,000    1,016,140
                                             -----------
                                              23,618,515
                                             -----------
INDIANA -- 4.4%
Indiana Health Facility Financing
  Authority Hospital Revenue
   5.150%                 02/15/05    4,000    4,236,360
Indiana Municipal Power Agency,
  Power Supply System Revenue
  Reference Series B
   6.000%                 01/01/11    3,000    3,202,500
Indiana State Office Building
  Commission Correctional Facilities
  Revenue Service B Women's Prison
   5.200%                 07/01/08    1,835    1,828,119
                                             -----------
                                               9,266,979
                                             -----------
KANSAS -- 1.4%
Kansas State Department of Transportation
  Highway Revenue Bonds
   7.250%                 03/01/04    2,555    2,970,188
                                             -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          INTERMEDIATE TAX-EXEMPT FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
MARYLAND -- 2.8%
Maryland State Department of
  Transportation
   4.200%                 06/15/03   $2,600  $ 2,551,250
Montgomery County, Maryland,
  General Obligation Bonds
   8.600%                 05/01/03    1,000    1,220,000
Maryland State General Obligation Bonds
   5.300%                 10/15/99    2,000    2,065,000
                                             -----------
                                               5,836,250
                                             -----------
MASSACHUSETTS -- 2.7%
Massachusetts State Health &
  Education Facilities Authority
  Revenue Bond
   7.125%                 10/01/10    1,500    1,651,875
Massachusetts State Water Residential
  Authority Series A
   6.500%                 07/15/21    3,500    3,885,000
                                             -----------
                                               5,536,875
                                             -----------
MICHIGAN -- 5.6%
Detroit, Michigan, Water System
   5.200%                 07/01/08    1,000    1,006,250
   5.300%                 07/01/09    1,625    1,639,219
Oakland County, Michigan, Economic
  Development
   6.375%                 11/01/04    8,200    8,968,750
                                             -----------
                                              11,614,219
                                             -----------
MINNESOTA -- 1.3%
Minnesota State General Obligation Bonds
   4.900%                 08/01/02    2,600    2,665,000
                                             -----------
NEBRASKA -- 0.5%
Omaha Nebraska General Obligation Bonds
   5.125%                 12/01/99    1,070    1,099,425
                                             -----------
NEW JERSEY -- 2.6%
New Jersey State Highway, Garden
  State Parkway General Revenue
   6.200%                 01/01/10    5,000    5,456,250
                                             -----------
NEW YORK -- 3.9%
New York State General Obligation Bonds
  Series B
   6.375%                 08/15/00    3,750    3,998,438
New York State Housing Finance
  Agency Special Health Facilities
  New York City-Series A
   6.700%                 05/01/99    4,000    4,225,000
                                             -----------
                                               8,223,438
                                             -----------
OHIO -- 4.1%
Warren Ohio Hospital Revenue Bond
  Series B
   7.300%                 11/15/14    7,290    8,538,413
                                             -----------

ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 1.1%
Washington County Authority Lease
  Revenue Municipal Facilities-Pool
  Capital C Subseries C-1C
   7.450%                 12/15/18   $2,000  $ 2,247,500
                                             -----------
SOUTH CAROLINA -- 1.4%
South Carolina State Capital
  Improvement Series V
   6.500%                 02/01/00    2,635    2,809,569
                                             -----------
TENNESSEE -- 2.4%
Tennessee State General Obligation Bonds
  Series B
   5.500%                 05/01/04    4,800    5,082,000
                                             -----------
TEXAS -- 5.8%
Bexar County, Texas, Detention Facilities
   7.250%                 06/15/04    1,000    1,162,500
Harris County, Texas, General Obligation
  Bonds
   9.000%                 06/01/02    1,250    1,507,813
Plano, Texas, Independent School District
   5.900%                 02/15/10    1,000    1,041,250
Spring Branch, Texas, Independent
  School District
   6.500%                 02/01/02    1,750    1,905,313
University of Texas Revenue Financing
  System Series B
   6.000%                 08/15/06    3,540    3,867,450
West Central Texas Municipal Water
  District Revenue Water Transmission
  Line Contract
   6.750%                 11/01/03    2,325    2,601,094
                                             -----------
                                              12,085,420
                                             -----------
UTAH -- 4.6%
Utah State General Obligation Bonds
   6.000%                 07/01/01    5,000    5,356,250
Utah State Gereral Obligation Bonds
  Series 1991
   5.500%                 07/01/98    4,100    4,197,375
                                             -----------
                                               9,553,625
                                             -----------
WASHINGTON -- 1.4%
Washington State Refunding
   5.600%                 09/01/04    2,750    2,904,688
                                             -----------
WISCONSIN -- 5.8%
Appleton, Wisconsin, Area School
  District General Obligation Bonds
   5.000%                 04/01/09    2,000    1,970,000
Kenosha, Wisconsin Waterworks
  Revenue
   4.700%                 12/01/01    3,000    3,011,250
Milwaukee, Wisconsin, General
  Obligation Bonds
   6.000%                 02/01/09    1,380    1,481,775

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          INTERMEDIATE TAX-EXEMPT FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
WISCONSIN (CONTINUED)
Wisconsin State Transportation
  Revenue Series A
   7.500%                 07/01/04   $2,000  $  2,332,500
Wisconsin State Transportation Revenue
   6.250%                 07/01/02    3,135     3,381,881
                                             ------------
                                               12,177,406
                                             ------------
TOTAL MUNICIPAL BONDS
   (Cost $198,561,695)                        202,009,943
                                             ------------

                                    SHARES
                                   --------
TEMPORARY INVESTMENTS -- 4.5%
Federated Tax-Free Obligation Fund 5,032,553    5,032,553
Goldman Sachs Financial Square Tax-
  Exempt Money Market Portfolio    4,447,322    4,447,322
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $9,479,875)                            9,479,875
                                             ------------
TOTAL INVESTMENTS-- 101.3%
   (Cost $208,041,570)                        211,489,818
                                             ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS-- (1.3%)                       (2,799,356)
                                             ------------
NET ASSETS -- 100.0%
Applicable to 19,725,200 and 4.655
  shares of beneficial interest outstanding
  of Institutional Class and Class A,
  respectively, $.001 par value
  (Note 9)                                   $208,690,462
                                             ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($208,690,413/19,725,200)         $10.58
                                                ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE ($49.27/4.655)        $10.58
                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER
  CLASS A SHARE (NOTE 6)                        $11.08
                                                ======
---------------
(DAGGER) See Note 2a to the Financial Statements.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 TAX-EXEMPT FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS -- 96.1%
ARIZONA -- 5.0%
Arizona State Transportation Board
  Highway Revenue Series B
   8.000%                 07/01/06   $4,000  $ 4,949,998
Phoenix, Arizona, Civic Corporation
  Water System Revenue
   5.625%                 07/01/09    3,345    3,424,444
                                             -----------
                                               8,374,442
                                             -----------
CALIFORNIA -- 6.6%
California State, General Obligation
  Bonds
   5.900%                 03/01/25    1,000    1,022,500
East Bay, California, Municipal
  Utilities
  District, Water System Revenue
   5.000%                 06/01/14    3,500    3,320,625
Los Angeles, California, Waste Water
  System Revenue Series A
   4.750%                 02/01/09    4,000    3,820,000
Pasadena, California, Water Revenue
   5.000%                 07/01/18    3,000    2,718,750
                                             -----------
                                              10,881,875
                                             -----------
CONNECTICUT -- 1.8%
Connecticut State Series B
   6.000%                 11/15/01    2,725    2,922,563
                                             -----------
FLORIDA -- 8.6%
Broward County, Florida, General
  Obligation Bonds
  12.500%                 01/01/06    4,000    6,175,000
Florida State, Broward County
  Expressway Authority
   9.875%                 07/01/09    4,000    5,745,000
Orlando, Florida, Utilities Commission
  Water and Electric Revenue BANS
  Series 1985B
   6.750%                 10/01/17    1,000    1,168,750
Orlando, Florida, Utilities Commission
  Water and Electric
   6.000%                 10/01/10    1,000    1,076,250
                                             -----------
                                              14,165,000
                                             -----------
GEORGIA -- 3.2%
Atlanta, Georgia, Airport Revenue
   6.000%                 01/01/07    2,000    2,170,000
Metropolitan Atlanta Rapid
  Transportation Authority, Georgia
  Sales Tax Revenue
   6.200%                 07/01/10    2,890    3,146,488
                                             -----------
                                               5,316,488
                                             -----------
HAWAII -- 1.1%
Hawaii State General Obligation Bonds
  Series B
   5.600%                 10/01/03    1,755    1,858,106
                                             -----------

ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS -- 11.9%
Cook County, Illinois, General
  Obligation Bonds
   5.875%                 11/15/22   $6,280  $ 6,334,950
Illinois Development Finance Authority
  Revenue School District PG-
  Rockford School 205
   6.550%                 02/01/09    1,000    1,117,500
Illinois Development Finance Authority
  Revenue, School District Number U46
   9.000%                 01/01/07    4,250    5,551,563
Illinois Development Finance Authority
  Revenue
   6.650%                 02/01/11    4,000    4,520,000
Illinois State Sales Tax Revenue
  Series V
   6.375%                 06/15/20    1,000    1,048,750
Metropolitan Pier & Exposition
  Authority, Illinois Dedicated State
  Tax Revenue
   6.500%                 06/01/06    1,000    1,108,750
                                             -----------
                                              19,681,513
                                             -----------
INDIANA -- 4.9%
Indiana Municipal Power Agency
  Supply System Revenue Series B
   6.000%                 01/01/11    6,455    6,890,713
Saint Joseph's County, Indiana,
  Educational Facilities Revenue
  University of Notre Dame
   6.500%                 03/01/26    1,000    1,133,750
                                             -----------
                                               8,024,463
                                             -----------
MARYLAND -- 4.2%
Maryland State Department
  Transportation Construction Revenue
   4.125%                 06/15/02    3,480    3,432,150
Maryland State Health and Higher
  Education Facility Authority, Doctors
  Community Hospital
   8.750%                 07/01/22    3,000    3,472,500
                                             -----------
                                               6,904,650
                                             -----------
MICHIGAN -- 4.4%
Detroit, Michigan, Water Supply
  System Revenue
   6.500%                 07/01/15    1,000    1,121,250
Michigan State Trunk Line Revenue
  Series A
   5.250%                 11/15/04    3,035    3,122,256
Oakland County, Michigan, Economic
  Development Corporation, Limited
  Obligation Revenue
   6.900%                 11/01/14    2,725    3,065,625
                                             -----------
                                               7,309,131
                                             -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 TAX-EXEMPT FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
MINNESOTA -- 1.5%
Metropolitan Council Minneapolis-
  St. Paul Metropolitan Area
   5.150%                 09/01/08   $2,425  $ 2,431,063
                                             -----------
NEW JERSEY -- 3.1%
New Jersey State General Obligation
  Bonds
   6.250%                 09/15/00    2,750    2,949,375
New Jersey State Highway Authority
   6.200%                 01/01/10    2,000    2,182,500
                                             -----------
                                               5,131,875
                                             -----------
NEW YORK -- 8.1%
New York State General Obligation Bonds
  Series B
   6.375%                 08/15/00    6,000    6,397,500
New York, New York, Municipal Water
  Finance Authority Water and Sewage
  Revenue
   5.625%                 06/15/19    3,000    2,936,250
Port Authority of New York and New
  Jersey Consolidated Series One
  Hundred Revenue
   5.625%                 10/15/17    4,000    4,030,000
                                             -----------
                                              13,363,750
                                             -----------
OHIO -- 3.7%
Centerville, Ohio, General Obligation
  Bonds
   5.625%                 12/01/26    1,930    1,939,650
Ohio State Higher Education Facilities
  Community Revenue, Denison
  University Project
   5.350%                 11/01/10    1,370    1,363,150
   5.400%                 11/01/11    1,000      995,000
Ohio State Water Development
  Authority Revenue
   5.000%                 06/01/98    1,750    1,776,250
                                             -----------
                                               6,074,050
                                             -----------
OKLAHOMA -- 2.0%
South Oklahoma City, Oklahoma
  Hospital Treasury Revenue
   9.750%                 02/01/10    1,300    1,743,625
Tulsa, Oklahoma, Tulsa Industrial
  Authority Revenue University of
  Tulsa Series A
   6.000%                 10/01/16    1,500    1,597,500
                                             -----------
                                               3,341,125
                                             -----------
SOUTH CAROLINA -- 2.1%
South Carolina State Public Service
  Authority Revenue Series B
   5.875%                 01/01/23    3,450    3,514,688
                                             -----------

ANNUALIZED                            PAR
YIELD/RATE                MATURITY   (000)   VALUE(DAGGER)
----------                --------  -------  ------------
MUNICIPAL BONDS (CONTINUED)
SOUTH DAKOTA -- 3.2%
South Dakota State Building Authority
  Lease Revenue Series A
   4.800%                 12/01/04   $5,375  $  5,341,406
                                             ------------
TENNESSEE -- 1.3%
Shelby County, Tennessee, School
  District, Series A
   5.625%                 06/01/07    2,000     2,097,500
                                             ------------
TEXAS -- 9.8%
Dallas, Texas, General Obligation Bonds
   6.000%                 02/15/03    2,320     2,514,300
Harris County, Texas, Unlimited Tax
  Subordinate Lien on Revenues Toll
  Road 1985 A, B, C, D, E
   5.500%                 10/01/12    2,540     2,543,175
Houston, Texas, Water and Sewage
  Revenue
   6.200%                 12/01/23    4,750     4,963,750
Texas Municipal Power Agency Revenue
   5.100%                 09/01/03    6,000     6,150,000
                                             ------------
                                               16,171,225
                                             ------------
VIRGINIA -- 2.9%
Norfolk, Virginia, Water Revenue
   5.875%                 11/01/15    2,400     2,469,000
Richmond, Virginia, General Obligation
  Bonds Series B
   6.500%                 07/15/02    2,160     2,367,900
                                             ------------
                                                4,836,900
                                             ------------
WASHINGTON -- 1.9%
Washington State Public Power Supply
  System Nuclear Project No. 1 Revenue
   6.000%                 07/01/05    3,000     3,191,250
                                             ------------
WISCONSIN -- 4.8%
Kenosha, Wisconsin, Waterworks
  Revenue
   4.700%                 12/01/01    3,000     3,011,250
Wisconsin State General Obligation
  Bonds Series 3
   5.250%                 11/01/10    5,000     4,987,500
                                             ------------
                                                7,998,750
                                             ------------
TOTAL MUNICIPAL BONDS
   (Cost $153,448,568)                        158,931,813
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 TAX-EXEMPT FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                       SHARES     VALUE(DAGGER)
                                      --------    -------------
TEMPORARY INVESTMENTS -- 2.7%
Federated Tax-Free Obligation Fund   1,953,722     $  1,953,722
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio  2,599,269        2,599,269
                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $4,552,991)                                  4,552,991
                                                   ------------
TOTAL INVESTMENTS -- 98.8%
   (Cost $158,001,559)                              163,484,804
                                                   ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 1.2%                                1,941,249
                                                   ------------
NET ASSETS -- 100.0%
Applicable to 16,133,092 and 3,719
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 9)          $165,426,053
                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($165,387,937/16,133,092)                           $10.25
                                                      ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE ($38,116/3,719)             $10.25
                                                      ======
MAXIMUM PUBLIC OFFERING PRICE PER
  CLASS A SHARE (NOTE 6)                              $10.73
                                                      ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
BANS -- Bond Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                CONVERTIBLE FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                       SHARES     VALUE(DAGGER)
                                      --------    -------------
COMMON STOCK -- 8.9%
ADVERTISING -- 2.8%
Omnicom Group, Inc.                     728        $    33,306
                                                   -----------
INDUSTRIAL -- 2.2%
U.S. Filter Corp.*                      828             26,289
                                                   -----------
RETAIL -- 3.9%
Pier 1 Imports, Inc.                  2,625             46,266
                                                   -----------
TOTAL COMMON STOCK
   (Cost $61,885)                                      105,861
                                                   -----------
CONVERTIBLE PREFERRED STOCK -- 41.1%
BANKS AND SAVINGS AND LOANS -- 5.8%
Ahmanson, H.F. & Co.                    230             16,042
First Chicago NBD Corp.                 500             45,125
Sovereign Bancorp                       100              6,937
                                                   -----------
                                                        68,104
                                                   -----------
BUILDING AND CONSTRUCTION -- 1.4%
Owens Corning Capital                   300             17,100
                                                   -----------
COMMUNICATION SERVICES -- 2.8%
Airtouch Communications, Inc.         1,000             27,250
Cox Communications STRYPES              150              3,337
Triathlon Broadcasting Co.              300              2,550
                                                   -----------
                                                        33,137
                                                   -----------
FINANCIAL SERVICES -- 5.5%
Penncorp Financial Group, Inc.          300             25,200
The Money Store                       1,000             27,375
Salomon, Inc.*                          200             12,050
                                                   -----------
                                                        64,625
                                                   -----------
FOOD AND AGRICULTURE -- 2.4%
IMC Global, Inc. STRYPES                700             28,087
                                                   -----------
INDUSTRIAL -- 6.0%
Cooper Industries, Inc.               1,500             29,063
Corning Glass Works                     200             12,725
GATX Corp.                              500             29,188
                                                   -----------
                                                        70,976
                                                   -----------
INSURANCE -- 1.4%
American General                        200             11,000
St. Paul Capital                        100              5,538
                                                   -----------
                                                        16,538
                                                   -----------
LEISURE RELATED -- 0.9%
Tyco Toys                             1,000             10,125
                                                   -----------
METALS -- 0.9%
TIMET Capital Trust 1                   200             10,950
                                                   -----------
OIL-DOMESTIC -- 1.0%
Ultramar Diamond Shamrock Corp.         200             12,200
                                                   -----------
PACKAGING -- 4.4%
Crown Cork & Seal                     1,000             52,000
                                                   -----------

                                       SHARES     VALUE(DAGGER)
                                      --------    -------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
PAPER-FOREST PRODUCTS -- 3.5%
James River Corp.                       800        $    41,400
                                                   -----------
RETAIL -- 1.8%
Ann Taylor                              400             20,850
                                                   -----------
TECHNOLOGY -- 2.5%
Seagate Technology, Inc.*               761             30,060
                                                   -----------
UTILITIES-ELECTRIC -- 0.8%
Citizens Utilities Trust                200              9,550
                                                   -----------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost $399,076)                                     485,702
                                                   -----------

  COUPON                                 PAR
   RATE                   MATURITY      (000)   VALUE(DAGGER)
  ------                 ----------     -----   -------------
CONVERTIBLE CORPORATE BONDS -- 37.1%
AIR TRANSPORTATION -- 2.9%
Alaska Air Group, Inc.
   6.875%                 06/15/14      $  35        34,212
                                                -----------
APPAREL -- 3.5%
Guilford Mills, Inc.
   6.000%                 09/15/12         40        41,500
                                                -----------
FINANCIAL -- 1.7%
Pioneer Financial Services
   6.500%                 04/01/03         15        20,475
                                                -----------
HEALTHCARE -- 0.8%
Alza Corp.
   5.000%                 05/01/06         10         9,688
                                                -----------
INDUSTRIAL -- 3.4%
Trinova Corp.
   6.000%                 10/15/02         40        39,750
                                                -----------
LODGING -- 2.2%
Hilton Hotels
   5.000%                 05/15/06         25        26,219
                                                -----------
METALS -- 7.8%
Agnico Eagle Mines Ltd.
   3.500%                 01/27/04         34        30,898
GCV Stillwater Mining
   7.000%                 05/01/03         25        24,125
Inco Ltd.
   7.750%                 03/15/16         35        37,012
                                                -----------
                                                     92,035
                                                -----------
PETROLEUM-DOMESTIC -- 6.8%
Lomak Petroleum, Inc.
   6.000%                 02/01/07         25        26,875
Pennzoil Co.
   4.750%                 10/01/03         20        22,850
USX Corp.
   7.000%                 06/15/17         30        29,850
                                                -----------
                                                     79,575
                                                -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                CONVERTIBLE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                                 PAR
   RATE                   MATURITY      (000)   VALUE(DAGGER)
  ------                 ----------     -----   -------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
TECHNOLOGY -- 8.0%
Altera Corp.
   5.750%                 06/15/02      $  15    $   23,175
Integrated Device Technology
   5.500%                 06/01/02         15        12,206
Quantum Corp.
   6.375%                 04/01/02         20        31,550
S3, Inc.
   5.750%                 10/01/03         25        27,844
                                                -----------
                                                     94,775
                                                -----------
TOTAL CONVERTIBLE CORPORATE BONDS
   (Cost $387,303)                                  438,229
                                                -----------
AGENCY OBLIGATIONS -- 10.2%
Federal Farm Credit Bank Discount Note
  (Cost $119,961)
   5.850%                 01/03/97        120       119,961
                                                -----------

                                       SHARES
                                      --------
TEMPORARY INVESTMENTS -- 2.5%
Goldman Sachs Institutional Liquid
  Assets Government Portfolio           2,019         2,019
Goldman Sachs Institutional Liquid
  Assets Money Market Portfolio        27,289        27,289
                                                -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $29,308)                                    29,308
                                                -----------
TOTAL INVESTMENTS -- 99.8%
   (Cost $997,533)                                1,179,061
                                                -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.2%                                1,936
                                                -----------
NET ASSETS -- 100.0%
Applicable to 107,373 shares
  outstanding, $.001 par value;
  100,000,000 shares authorized (Note 9)        $ 1,180,997
                                                ===========
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE ($1,180,997/107,373)                  $11.00
                                                   ======
MAXIMUM PUBLIC OFFERING PRICE PER SHARE
  (NOTE 6)                                         $11.52
                                                   ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
 *       Non-income producing security.
STRYPES -- Structured Yield Product Exchangeable for Stock.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES    VALUE(DAGGER)
                                     ------   -------------
COMMON STOCK -- 96.9%
ADVERTISING -- 1.8%
Omnicom Group, Inc.                 230,300    $ 10,536,225
                                               ------------
AEROSPACE -- 6.1%
Lockheed Martin Corp.               163,600      14,969,400
Northrop Grumman Corp.               72,100       5,966,275
Textron, Inc.                       146,800      13,835,900
                                               ------------
                                                 34,771,575
                                               ------------
AIR TRANSPORTATION -- 2.8%
AMR Corp.*                           48,200       4,247,625
British Airways P.L.C. ADR          115,100      11,826,525
                                               ------------
                                                 16,074,150
                                               ------------
APPAREL -- 1.9%
Fruit of the Loom, Inc.*            133,200       5,044,950
VF Corp.                             91,200       6,156,000
                                               ------------
                                                 11,200,950
                                               ------------
AUTOMOTIVE -- 4.6%
Chrysler Corp.                      472,400      15,589,200
Ford Motor Co.                      338,200      10,780,125
                                               ------------
                                                 26,369,325
                                               ------------
BANKS AND SAVINGS AND LOANS -- 10.7%
Bank of Boston Corp.                194,000      12,464,500
BankAmerica Corp.                   127,700      12,738,075
Chase Manhattan Corp.               173,280      15,465,240
Citicorp                             40,700       4,192,100
Southtrust Corp.                    165,700       5,758,075
Washington Mutual, Inc.             250,900      10,851,425
                                               ------------
                                                 61,469,415
                                               ------------
COAL-GAS-PIPELINES -- 3.3%
Coastal Corp.                       394,300      19,271,413
                                               ------------
CONSUMER DURABLES -- 0.6%
Mark IV Industries, Inc.            157,400       3,561,175
                                               ------------
ELECTRONICS -- 2.2%
Avnet, Inc.                         140,000       8,155,000
Harris Corp.                         67,175       4,609,884
                                               ------------
                                                 12,764,884
                                               ------------
FINANCIAL SERVICES -- 4.1%
Bear Stearns Companies, Inc.        221,000       6,160,375
Edwards (A.G.), Inc.                 92,100       3,096,862
Merrill Lynch & Co., Inc.           100,000       8,150,000
Travelers Group, Inc.               137,200       6,225,450
                                               ------------
                                                 23,632,687
                                               ------------
FOOD AND AGRICULTURE -- 5.0%
Conagra, Inc.                        57,100       2,840,725
Dean Foods Co.                      268,700       8,665,575
Dole Food, Inc.                     231,300       7,835,288


                                     SHARES    VALUE(DAGGER)
                                     ------   -------------
COMMON STOCK (CONTINUED)
FOOD AND AGRICULTURE (CONTINUED)
IBP, Inc.                           213,050     $ 5,166,462
Smithfield Foods, Inc.*             108,900       4,110,975
                                               ------------
                                                 28,619,025
                                               ------------
HOSPITAL SUPPLIES AND SERVICES -- 1.2%
Tenet Healthcare Corp.*             305,200       6,676,250
                                               ------------
INSURANCE -- 4.2%
Allstate Corp.                       27,954       1,617,838
American Bankers Insurance Co.       87,500       4,451,563
Cigna Corp.                          69,200       9,454,450
Conseco, Inc.                       138,800       8,848,500
                                               ------------
                                                 24,372,351
                                               ------------
LEISURE RELATED -- 0.6%
Fleetwood Enterprises, Inc.         132,500       3,643,750
                                               ------------
OFFICE EQUIPMENT-SERVICES -- 6.3%
Compaq Computer Corp.*               70,500       5,234,625
Dell Computer Corp.*                100,100       5,317,813
Gateway 2000, Inc.*                  73,800       3,948,300
International Business Machines
   Corp.                            122,000      18,422,000
Tech Data Corp.*                    131,500       3,583,375
                                               ------------
                                                 36,506,113
                                               ------------
OIL-DOMESTIC -- 4.8%
Atlantic Richfield Co.               69,700       9,235,250
Phillips Petroleum Co.              410,500      18,164,625
                                               ------------
                                                 27,399,875
                                               ------------
OIL-INTERNATIONAL -- 5.3%
Exxon Corp.                          39,200       3,841,600
Mobil Corp.                          61,050       7,463,362
Texaco, Inc.                        198,400      19,468,000
                                               ------------
                                                 30,772,962
                                               ------------
PHARMACEUTICALS -- 5.4%
American Home Products Corp.        106,000       6,214,250
Bergen Brunswig Corp.               280,900       8,005,650
Bristol-Myers Squibb Co.            101,000      10,983,750
Rhone-Poulenc Rorer, Inc.            78,400       6,125,000
                                               ------------
                                                 31,328,650
                                               ------------
PROFESSIONAL SERVICES -- 0.3%
Olsten Corp., Class B                98,050       1,483,006
                                               ------------
RETAIL-FOOD -- 3.7%
Safeway, Inc.*                      505,400      21,605,850
                                               ------------
RETAIL-GENERAL -- 7.4%
Dayton-Hudson Corp.                 150,500       5,907,125
Sears, Roebuck & Co.                201,300       9,284,963
T.J.X. Companies, Inc.              366,300      17,353,463
Toys "R" Us, Inc.*                  143,100       4,293,000
Waban, Inc.*                        216,100       5,618,600
                                               ------------
                                                 42,457,151
                                               ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES    VALUE(DAGGER)
                                     ------   -------------
COMMON STOCK (CONTINUED)
TECHNOLOGY -- 2.6%
Intel Corp.                          59,300     $ 7,760,887
Western Digital Corp.*              128,200       7,291,375
                                               ------------
                                                 15,052,262
                                               ------------
TELECOMMUNICATIONS -- 0.3%
Lucent Technologies, Inc.            39,321       1,818,596
                                               ------------
TOBACCO -- 3.2%
Loews Corp.                          45,500       4,288,375
Philip Morris Companies, Inc.       125,700      14,156,962
                                               ------------
                                                 18,445,337
                                               ------------
UTILITIES-ELECTRIC -- 4.3%
General Public Utilities Corp.      425,300      14,300,712
N.Y. State Electric & Gas Corp.     486,000      10,509,750
                                               ------------
                                                 24,810,462
                                               ------------
UTILITIES-TELEPHONE -- 4.2%
British Telecommunications
  P.L.C. ADR                        141,400       9,703,575
Southern New England
  Telecommunications Corp.          196,025       7,620,472
Telefonica De Espania ADR            94,800       6,564,900
                                               ------------
                                                 23,888,947
                                               ------------
TOTAL COMMON STOCK
   (Cost $433,100,330)                          558,532,386
                                               ------------
TEMPORARY INVESTMENTS -- 3.0%
Goldman Sachs Institutional Liquid
  Assets Government Portfolio     8,506,078       8,506,078
Goldman Sachs Institutional Liquid
  Assets Money Market Portfolio   8,505,720       8,505,720
                                               ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $17,011,798)                            17,011,798
                                               ------------
TOTAL INVESTMENTS -- 99.9%
   (Cost $450,112,128)                          575,544,184
                                               ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1%                              647,848
                                               ------------
NET ASSETS -- 100.0%
Applicable to 36,605,364 and 501,783
  shares outstanding of Institutional
  Class and Class A, respectively, $.001
  par value; 200,000,000 authorized
  shares (Note 9)                              $576,192,032
                                               ============


                                               VALUE(DAGGER)
                                               -------------
NET ASSET VALUE,OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
   ($568,400,320/36,605,364)                     $15.53
                                                 ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE
   ($7,791,712/501,783)                          $15.53
                                                 ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                     $16.26
                                                 ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES    VALUE(DAGGER)
                                     ------   -------------
COMMON STOCK -- 97.3%
AEROSPACE -- 0.4%
Textron, Inc.                         1,300    $    122,522
                                               ------------
AUTOMOTIVE -- 3.2%
Chrysler Corp.                       13,800         455,400
Ford Motor Co.                       17,700         564,188
                                               ------------
                                                  1,019,588
                                               ------------
BANKS -- 2.2%
Chase Manhattan Corp.                 7,800         696,150
                                               ------------
BEVERAGES -- 0.6%
Coca Cola Enterprises                 3,700         179,450
                                               ------------
BUSINESS EQUIPMENT & SERVICE -- 0.4%
Cisco Systems, Inc.*                  2,000         127,250
                                               ------------
CAPITAL GOODS -- 3.1%
Deere & Co.                           7,800         316,875
General Electric Co.                  6,700         662,463
                                               ------------
                                                    979,338
                                               ------------
COMPUTER AND OFFICE EQUIPMENT -- 6.8%
Compaq Computer Corp.*                5,700         423,225
Dell Computer Corp.*                  5,000         265,625
International Business Machines Corp. 4,500         679,500
Seagate Technologies*                17,800         703,100
Sun Microsystems, Inc.*               4,400         112,750
                                               ------------
                                                  2,184,200
                                               ------------
ELECTRONICS -- 0.9%
Harris Corp.                          4,100         281,363
                                               ------------
ENERGY -- 0.6%
Ogden Corp.                           9,900         185,625
                                               ------------
ENERGY AND UTILITIES -- 0.9%
GPU, Inc.                             9,000         302,625
                                               ------------
FINANCIAL SERVICES -- 12.5%
Banc One Corp.                       10,930         469,990
Bankers Trust New York Corp.          8,900         767,625
First Chicago NBD Co.                16,471         885,316
Great Western Financial Corp.*        5,000         145,000
Keycorp                              13,500         681,750
Merrill Lynch & Co.                   9,300         757,950
Student Loan Marketing Association    3,200         298,000
                                               ------------
                                                  4,005,631
                                               ------------
FOOD AND AGRICULTURE -- 0.2%
Sara Lee Corp.                        1,400          52,150
                                               ------------
HEALTH CARE -- 1.8%
American Home Products Corp.         10,000         586,250
                                               ------------
INSURANCE -- 5.1%
Cigna Corp.                           7,700       1,052,013
Conseco, Inc.                         9,300         592,875
                                               ------------
                                                  1,644,888
                                               ------------

                                     SHARES    VALUE(DAGGER)
                                     ------   -------------
COMMON STOCK (CONTINUED)
MANUFACTURING-CLOTHING -- 1.1%
VF Corp.                              5,200      $  351,000
                                               ------------
OFFICE EQUIPMENT-SERVICES -- 0.4%
Deluxe Corp.                          4,000         131,000
                                               ------------
OIL-DOMESTIC -- 3.5%
Phillips Petroleum Co.               25,700       1,137,225
                                               ------------
OIL-INTERNATIONAL -- 6.4%
Exxon Corp.                          13,300       1,303,400
Mobil Corp.                           5,000         611,250
Sun Co.                               6,155         150,028
                                               ------------
                                                  2,064,678
                                               ------------
PAPER AND FOREST PRODUCTS -- 1.7%
Georgia Pacific Corp.                 7,700         554,400
                                               ------------
PHARMACEUTICALS -- 4.0%
Bristol-Myers Squibb Co.             11,900       1,294,125
                                               ------------
RAW MATERIALS -- 3.1%
Olin Corp.                           10,400         391,300
USX-U.S. Steel Group, Inc.           19,200         602,400
                                               ------------
                                                    993,700
                                               ------------
RETAIL -- 4.8%
Penney, J. C. Co.                    11,600         565,500
Sears, Roebuck and Co.               21,000         968,625
                                               ------------
                                                  1,534,125
                                               ------------
RETAIL-FOOD -- 0.3%
Safeway, Inc.*                        2,500         106,875
                                               ------------
RETAIL-MERCHANDISING -- 2.2%
Dayton-Hudson Corp.                  11,600         455,300
Waban, Inc.*                          9,500         247,000
                                               ------------
                                                    702,300
                                               ------------
TECHNOLOGY -- 8.5%
Honeywell, Inc.                       2,800         184,100
Intel Corp.                           7,900       1,033,913
Microsoft Corp.*                      1,600         132,200
United Technologies Corp.            14,400         950,400
Xerox Corp.                           8,100         426,263
                                               ------------
                                                  2,726,876
                                               ------------
TIRES AND RUBBER -- 1.1%
Goodyear Tire & Rubber Co.            6,900         354,488
                                               ------------
TOBACCO -- 3.0%
Philip Morris Companies, Inc.         8,400         946,050
                                               ------------
TRANSPORTATION -- 3.2%
AMR Corp.*                            7,500         660,938
British Airways P.L.C.ADR             3,700         380,175
                                               ------------
                                                  1,041,113
                                               ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
UTILITIES -- 8.6%
GTE Corp.                            16,400  $    746,200
Nicor, Inc.                           3,000       107,250
Pacific Enterprises                  20,400       619,650
Public Service Co. Colorado          15,400       598,675
Texas Utilities Co.                  16,600       676,450
                                             ------------
                                                2,748,225
                                             ------------
UTILITIES-ELECTRIC -- 1.5%
Entergy Corp.*                        7,700       213,675
Unicom Corp.                         10,400       282,100
                                             ------------
                                                  495,775
                                             ------------
UTILITIES-TELEPHONE -- 5.2%
AT&T Corp.                           10,200       443,700
BCE, Inc.                             4,200       200,550
British Telecommunications
   P.L.C. ADR                         3,100       212,737
NYNEX Corp.                          16,600       798,875
                                             ------------
                                                1,655,862
                                             ------------
TOTAL COMMON STOCK
   (Cost $23,612,650)                          31,204,847
                                             ------------
TEMPORARY INVESTMENTS -- 2.5%
Dreyfus Cash Management Plus #719   394,837       394,837
Goldman Sachs Financial Square
  Money Market Portfolio            389,141       389,141
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $783,978)                                783,978
                                             ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $24,396,628)                           31,988,825
                                             ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.2%                             69,306
                                             ------------
NET ASSETS -- 100.0%
Applicable to 2,313,283 and 21,703
  shares of beneficial interest
  outstanding of Institutional
  Class and Class A, respectively,
  $.001 par value (Note 9)                   $ 32,058,131
                                             ============
NET ASSET VALUE,OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($31,760,291/2,313,283)           $13.73
                                                ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE
  ($297,840/21,703)                             $13.72
                                                ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                    $14.37
                                                ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK -- 99.2%
AEROSPACE -- 1.5%
Textron, Inc.                        12,500  $  1,178,122
                                             ------------
BUILDING AND CONSTRUCTION -- 1.4%
Fleetwood Enterprise, Inc.           15,000       412,500
Honeywell, Inc.                      10,000       657,500
                                             ------------
                                                1,070,000
                                             ------------
BUSINESS EQUIPMENT & SERVICE -- 9.3%
Automatic Data Processing, Inc.      10,000       428,750
Cisco Systems, Inc.*                 45,000     2,863,125
Computer Sciences Corp.*             14,000     1,149,750
Compaq Computer Corp.*               10,000       742,500
Gateway 2000, Inc.*                   7,000       374,500
International Business Machines Corp. 7,000     1,057,000
Xerox Corp.                          10,000       526,250
                                             ------------
                                                7,141,875
                                             ------------
CAPITAL GOODS -- 7.2%
General Electric Co.                 28,000     2,768,500
Harnischfeger Industries, Inc.       19,000       914,375
Illinois Tool Works, Inc.             7,000       559,125
United Technologies Corp.            20,000     1,320,000
                                             ------------
                                                5,562,000
                                             ------------
CHEMICALS -- 1.0%
Dow Chemical Co.                     10,000       783,750
                                             ------------
CONSUMER NON-DURABLES -- 13.3%
Coca Cola Co.                        14,000       736,750
Coca-Cola Enterprises, Inc.          10,000       485,000
Conagra, Inc.                        26,700     1,328,325
Fruit of the Loom, Inc.*             10,000       378,750
Gillette Co.                         20,000     1,555,000
IBP, Inc.                            30,000       727,500
Kimberly-Clark Corp.                  8,000       762,000
Pepsico, Inc.                        26,000       760,500
Philip Morris Companies, Inc.        16,000     1,802,000
Procter & Gamble Co.                 12,000     1,290,000
Service Corp. International          15,000       420,000
                                             ------------
                                               10,245,825
                                             ------------
CONSUMER SERVICES -- 1.7%
Mattel, Inc.                         20,062       556,721
McDonalds Corp.                      15,972       722,733
                                             ------------
                                                1,279,454
                                             ------------
ELECTRONICS -- 0.5%
Applied Materials, Inc.*             10,000       358,750
                                             ------------
FINANCIAL SERVICES -- 11.1%
AMBAC, Inc.                          16,500     1,095,188
American International Group, Inc.   20,032     2,168,464
Bank of Boston Corp.                 12,100       777,425
Beneficial Corp.                     13,000       823,875
Citicorp                              5,000       515,000


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Federal Home Loan Mortgage Corp.      5,000   $   550,625
Student Loan Marketing Association    7,500       698,438
Travelers Group, Inc.                33,333     1,512,485
Vesta Insurance Group, Inc.          12,150       381,206
                                             ------------
                                                8,522,706
                                             ------------
FOOD AND AGRICULTURE -- 0.7%
Archer-Daniels-Midland Co.           25,000       550,000
                                             ------------
HEALTH CARE -- 14.8%
Abbott Laboratories, Inc.            35,332     1,793,099
American Home Products Corp.         10,000       586,250
Amgen, Inc.*                          7,700       418,688
Bristol-Myers Squibb Co.             10,000     1,087,500
Columbia HCA Healthcare Corp.        30,050     1,224,538
Dura Pharmaceuticals, Inc.*          20,000       952,500
Johnson & Johnson                    23,600     1,174,100
Medtronic, Inc.                      10,000       680,000
Merck & Co., Inc.                     6,000       475,500
Pfizer, Inc.                         12,000       994,500
Schering Plough Corp.                31,200     2,020,200
                                             ------------
                                               11,406,875
                                             ------------
INSURANCE -- 1.9%
Reliastar Financial Corp.            10,000       577,500
SunAmerica, Inc.                     20,000       887,500
                                             ------------
                                                1,465,000
                                             ------------
MACHINERY AND HEAVY EQUIPMENT -- 0.8%
Deere & Co.                          15,000       609,375
                                             ------------
OIL-DOMESTIC -- 4.5%
Atlantic Richfield Co.                5,000       662,500
Phillips Petroleum Co.               50,000     2,212,500
Tosco Corp.                           7,000       553,875
                                             ------------
                                                3,428,875
                                             ------------
OIL-SUPPLIES AND CONSTRUCTION -- 0.5%
Global Marine, Inc.*                 20,000       412,500
                                             ------------
PAPER-FOREST PRODUCTS -- 0.6%
Fort Howard Corp.*                   15,000       414,375
                                             ------------
RETAIL -- 8.7%
Dayton-Hudson Corp.                  20,000       785,000
Home Depot, Inc.                      9,000       451,125
Price Costco Inc.*                   15,000       376,875
Safeway, Inc.*                       40,800     1,744,200
Sears, Roebuck & Co.                 25,000     1,153,125
Sysco Corp.                          20,400       665,550
TJX. Companies, Inc.                 20,000       947,500
Walgreen Co.                         15,000       600,000
                                             ------------
                                                6,723,375
                                             ------------
TECHNOLOGY -- 11.5%
Andrew Corp.*                        12,275       650,575
Hewlett Packard Co.                  25,000     1,256,250

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
TECHNOLOGY (CONTINUED)
Intel Corp.                          22,500  $  2,944,688
ITT Industries, Inc.                 16,854       412,923
Microsoft Corp.*                     24,000     1,983,000
Parker-Hannifin Corp.                15,000       581,250
Tellabs, Inc.*                       26,000       978,250
                                             ------------
                                                8,806,936
                                             ------------
TELECOMMUNICATIONS -- 1.1%
Frontier Corp.                       20,000       452,500
Lucent Technologies, Inc.             9,139       422,679
                                             ------------
                                                  875,179
                                             ------------
TRANSPORTATION -- 1.1%
Conrail, Inc.                         8,476       844,422
                                             ------------
UTILITIES -- 6.0%
AT&T Corp.                           28,200     1,226,700
Coastal Corp.                        25,000     1,221,875
GTE Corp.                            17,500       796,250
Illinova Corp.                       26,300       723,250
MCI Communications Corp.             20,000       652,500
                                             ------------
                                                4,620,575
                                             ------------
TOTAL COMMON STOCK
   (Cost $51,309,017)                          76,299,969
                                             ------------


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
TEMPORARY INVESTMENTS -- 0.7%
Dreyfus Cash Management Plus #719   271,325  $    271,325
Goldman Sachs Financial Square
  Money Market Portfolio            270,532       270,532
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $541,857)                                541,857
                                             ------------
TOTAL INVESTMENTS -- 99.9%
   (Cost $51,850,874)                          76,841,826
                                             ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.1%                             71,131
                                             ------------
NET ASSETS -- 100.0%
Applicable to 4,093,320 and 21,247
  shares of beneficial interest
  outstanding  of Institutional
  Class and Class A, respectively,
  $.001 par value (Note 9)                   $ 76,912,957
                                             ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($76,515,889/4,093,320)           $18.69
                                                ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE
  ($397,068/21,247)                             $18.69
                                                ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                    $19.57
                                                ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
 *       Non-income producing security.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 SMALL-CAP FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK -- 98.0%
ADVERTISING -- 1.8%
Ha-Lo Industries Corp.*              40,625  $  1,117,180
Omnicom Group, Inc.                  36,000     1,647,000
                                             ------------
                                                2,764,180
                                             ------------
APPAREL -- 0.2%
Vans, Inc.*                          25,000       303,125
                                             ------------
AUTO PARTS -- 0.3%
Breed Technologies                    8,900       231,400
Mascotech, Inc.*                     10,000       163,750
                                             ------------
                                                  395,150
                                             ------------
BASIC-PAPER -- 0.6%
Wausau Paper Mills Co.               52,493       964,559
                                             ------------
BROADCASTING -- 0.8%
Infinity Broadcasting Corp.*         12,500       420,313
Univision Communications, Inc.*      10,000       370,000
Westwood One*                        23,500       387,750
                                             ------------
                                                1,178,063
                                             ------------
BUSINESS EQUIPMENT & SERVICES -- 1.4%
Comdisco, Inc.                       37,500     1,190,625
Encad, Inc.*                         10,000       407,500
G. & K. Services, Inc.*              10,000       375,000
Myer Industries, Inc.                 5,000        84,375
                                             ------------
                                                2,057,500
                                             ------------
BUSINESS SERVICES -- 1.7%
ABR Information Services, Inc.*       5,000       196,250
Merrill Corp.*                       32,000       736,000
Mosinee Paper                        29,000     1,022,250
Robert Half International, Inc.*     10,000       343,750
Superior Consulting Holdings*        10,000       240,000
                                             ------------
                                                2,538,250
                                             ------------
CAPITAL GOODS -- 5.2%
Crane Co.                            20,250       587,250
Graco, Inc.                               1            25
Hubbell, Inc.                        36,248     1,567,726
Idex Corp.                           35,000     1,395,625
Precision Castparts Corp.            60,000     2,977,500
U. S. Filter Corp.*                  25,000       793,750
Zycon Corp.*                         25,000       443,750
                                             ------------
                                                7,765,626
                                             ------------
CHEMICALS -- 0.1%
Hexcel Corp.*                        10,000       162,500
                                             ------------
COMPUTER AND OFFICE EQUIPMENT -- 2.1%
Black Box Corp.*                     40,000     1,620,000
CDW Computer Center Inc.*             2,500       148,125
Mastech Corp.*                       40,000       760,000
Procom Technology, Inc.*             20,000       185,000
Quantum Corp.*                       15,000       425,625
                                             ------------
                                                3,138,750
                                             ------------

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
CONSTRUCTION -- 0.2%
Triangle Pacific Corp.*              10,000  $    240,000
                                             ------------
CONSUMER DURABLES -- 1.3%
K2, Inc.                             25,000       687,500
Nautica Enterprises, Inc.*           30,000       750,000
St. John Knits, Inc.                 13,200       574,200
                                             ------------
                                                2,011,700
                                             ------------
CONSUMER NON-DURABLES -- 4.1%
Alberto Culver Co. Class A           25,000     1,031,250
Alberto Culver Co. Class B            2,600       124,800
Arbor Drugs, Inc.                    90,500     1,549,813
First Brands Corp.                   53,400     1,515,225
Morningstar Group, Inc.*             25,100       492,588
Robert Mondavi Corp.*                15,000       540,000
Springs Industries, Inc.             23,100       993,300
                                             ------------
                                                6,246,976
                                             ------------
CONSUMER SERVICES -- 4.8%
Blyth Industries, Inc.*              15,000       684,375
Bush Industries, Inc.                 4,500        86,625
CDI Corp.*                           10,000       283,750
Checkpoint Systems, Inc.*            62,000     1,534,500
Corestaff, Inc.*                     15,000       352,500
Delta & Pine Land Co.                 4,000       128,000
Griffon Corp.*                       58,000       710,500
Millipore Corp.                      40,000     1,655,000
PHH Corp.                            20,000       860,000
Prime Hospitality Corp.*             25,000       403,125
Robbins & Myers, Inc.                20,000       500,000
                                             ------------
                                                7,198,375
                                             ------------
CONTAINERS -- 0.2%
Bemis, Inc.                          10,000       368,750
                                             ------------
ELECTRONICS -- 5.4%
Amphenol Corp.*                      20,000       445,000
Analog Devices, Inc.*                65,000     2,201,875
BMC Industries, Inc.                 25,000       787,500
C-Cube Microsystems, Inc.*            5,000       184,375
Electronics for Imaging, Inc.*        5,000       407,500
Input/Output, Inc.*                   7,500       138,750
MEMC Electronic Materials, Inc.*      5,000       112,500
Microchip Technology, Inc.*          30,000     1,522,500
Sanmina Corp.*                       15,000       843,750
Vitesse Semiconductors Corp.*        32,500     1,478,750
                                             ------------
                                                8,122,500
                                             ------------
ENERGY -- 4.2%
Global Industries, Ltd.*             10,000       182,500
Nuevo Energy Co.*                    36,000     1,872,000
Stone Energy Corp.*                  10,000       298,750
Tosco Corp.                          21,000     1,661,625
United Meridian Corp.*               43,500     2,251,125
                                             ------------
                                                6,266,000
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 SMALL-CAP FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES -- 14.8%
Aames Financial Corp.                 5,000  $    179,375
Alex. Brown, Inc.                    23,700     1,718,250
Americredit Corp.*                   62,400     1,279,200
City National Corp.                  10,000       216,250
Commerce Bancshares, Inc.            51,051     2,361,109
Compass Bancshares, Inc.             10,000       397,500
Corrections Corp.*                   40,000     1,225,000
Corus Bankshares, Inc.               17,000       548,250
Financial Federal Corp.*             30,000       502,500
Hibernia Corp.                       25,000       331,250
Keystone Financial, Inc.              7,500       187,500
MAF Bancorp, Inc.                    10,000       342,500
North Fork Bancorporation, Inc.      16,200       577,125
Old Kent Financial Corp.             49,999     2,381,202
Old Republic International Corp.    127,950     3,422,663
Provident Bancorp                    11,250       376,875
Quick & Reilly Group, Inc.           47,130     1,408,009
RCSB Financial, Inc.                 10,000       287,500
Reliastar Financial Corp.            28,200     1,628,550
Renaissance RE Holdings Ltd.         16,000       528,000
Southtrust Corp.                     17,400       604,650
USLife Corp.                         22,500       748,125
Washington National Corp.            22,000       605,000
West America Bancorporation           3,000       173,250
Zions Bancorp*                        3,000       310,500
                                             ------------
                                               22,340,133
                                             ------------
HEALTH CARE -- 9.5%
Beckman Instruments, Inc.            34,200     1,312,425
Bergen Brunswig Corp.                79,280     2,259,480
Healthcare Financial Partners, Inc.* 30,000       382,500
Mentor Corp.                         64,600     1,889,550
Paraxel International Corp.*         20,000     1,025,000
Quintiles Transnational Corp.*        2,000       131,000
Rotech Medical Corp.*                25,000       518,750
Safeskin Corp.*                      25,500     1,243,125
Shared Medical Systems Corp.         18,000       884,250
Tecnol Medical Products, Inc.*       40,050       590,738
Total Renal Care Holdings*           10,000       362,500
Universal Health Services, Inc.*    129,400     3,704,075
                                             ------------
                                               14,303,393
                                             ------------
HOSPITAL SUPPLIES AND SERVICES -- 0.8%
Boston Science Corp.*                 8,600       516,000
Hologic, Inc.*                        5,000       123,125
Rexall Sundown, Inc.*                10,000       270,000
Ventana Medical Systems, Inc.*       18,000       261,000
                                             ------------
                                                1,170,125
                                             ------------
INSURANCE -- 0.9%
Conseco, Inc.                        21,885     1,395,169
                                             ------------
LEISURE RELATED -- 0.6%
Showboat, Inc.                       10,000       172,500
Sodak Gaming, Inc.*                  50,000       750,000
                                             ------------
                                                  922,500
                                             ------------

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
MACHINERY AND HEAVY EQUIPMENT -- 0.4%
Miller Industries*                   30,000  $    600,000
                                             ------------
MANUFACTURING -- 0.7%
Apogee Enterprises, Inc.             10,000       395,000
Scotsman Industries, Inc.            30,000       708,750
                                             ------------
                                                1,103,750
                                             ------------
MEDICAL INSTRUMENTS AND SUPPLIES -- 0.1%
Depuy, Inc.*                         10,000       202,500
                                             ------------
METALS AND MINING -- 0.3%
Gibraltar Steel Corp.*               20,000       515,000
                                             ------------
OIL-DOMESTIC -- 3.0%
BJ Services Co.*                      6,000       306,000
Chesapeake Energy Corp.*             22,500     1,251,563
Costilla Energy, Inc.*                5,000        66,250
Newfield Exploration Co.*            82,600     2,147,600
Norrell Corp.*                       27,600       752,100
                                             ------------
                                                4,523,513
                                             ------------
PHARMACEUTICALS -- 1.0%
American Medserve Corp.*              5,000        76,250
Caraustar Industries, Inc.           27,400       904,200
Jones Medical Industries, Inc.*      15,000       543,750
                                             ------------
                                                1,524,200
                                             ------------
PUBLISHING -- 1.0%
Gartner Group, Inc.*                 40,000     1,555,000
                                             ------------
RAW MATERIALS -- 0.9%
Ferro Corp.                          49,645     1,408,677
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
First Industrial Realty Trust, Inc.  10,000       303,750
Innkeepers USA Trust, Inc.           21,500       298,313
Redwood Trust, Inc.                   5,000       182,500
                                             ------------
                                                  784,563
                                             ------------
RETAIL -- 3.5%
Boston Chicken*                      15,000       536,250
Claire's Store                       22,500       292,500
Dominick's Supermarkets, Inc.*       20,000       435,000
Gymboree Corp.*                      10,000       226,250
La-Z-Boy Chair Co.                   38,800     1,144,600
Papa John's International, Inc.*     15,750       531,563
Pier 1 Imports                       22,000       387,750
Regis Corp.                          42,500       685,313
Ruddick Corp.                        29,400       411,600
Ryan's Family Steak Houses, Inc.*    90,000       618,750
                                             ------------
                                                5,269,576
                                             ------------
RETAIL-MERCHANDISING -- 2.5%
Eagle Hardware & Garden, Inc.*       10,000       206,250
Just for Feet, Inc.*                 26,000       679,250
Meyer Fred., Inc.*                    5,000       177,500
Neiman-Marcus Group*                 48,000     1,224,000
The Sports Authority*                33,000       717,750

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 SMALL-CAP FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
RETAIL-MERCHANDISING (CONTINUED)
Tiffany & Co.*                       15,000  $    549,375
Urban Outfitters*                    10,000       130,000
Wet Seal Inc. - Class A*              2,500        52,500
                                             ------------
                                                3,736,625
                                             ------------
SHELTER -- 1.2%
Centex Corp.                         35,240     1,325,905
Fleetwood Enterprises, Inc.          14,925       410,438
                                             ------------
                                                1,736,343
                                             ------------
TECHNOLOGY -- 18.6%
ACC Corp.*                            3,750       112,969
ADC Telecommunications, Inc.*       111,600     3,459,600
Aspen Technology, Inc.*               7,500       596,250
Atmel Corp.*                         15,000       496,875
Cable Design Technologies, Inc.*     17,500       538,125
CFM Technologies, Inc.*              66,800     1,386,100
Comsat Corp.                         54,400     1,339,600
Comverse Technology, Inc.*           10,000       376,250
Cubic Corp.                          14,995       346,759
Cytyc Corp.*                          4,000       107,500
Dynatech Corp.*                      37,600     1,654,400
Henry (Jack) & Associates, Inc.      30,000     1,057,500
Information Management Resources,
  Inc.*                               7,500       156,563
Logicon, Inc.                        50,400     1,839,600
McAfee Associates, Inc.*              7,500       327,188
Micrel, Inc.*                        10,000       310,000
MTS Systems Corp.                    47,400       948,000
Pairgain Technologies, Inc.*         10,000       303,750
Pioneer Standard Electronics, Inc.   93,487     1,191,959
Quickturn Design Systems, Inc.*      20,000       410,000
Rational Software Corp.*             15,000       588,750
Remedy Corp.*                        14,000       745,500
Reynolds & Reynolds Co.             199,000     5,174,000
Spyglass Inc.*                       10,000       123,750
Systemsoft Corp.*                    20,000       292,500
Tech Data Corp.*                     25,000       681,250
Technology Solutions Co.*            15,000       615,000
Thiokol Corp.                        40,000     1,790,000
Valmont Industries Inc.              20,000       815,000
Wyman-Gordon Co.*                    10,000       221,250
                                             ------------
                                               28,005,988
                                             ------------
TELECOMMUNICATIONS -- 1.5%
Dialogic Corp.*                      60,000     1,860,000
Stanford Telecommunications*          5,000       169,375
TCSI Corp.*                          30,000       187,500
                                             ------------
                                                2,216,875
                                             ------------
TRANSPORTATION -- 0.6%
GATX Corp.                           20,000       970,000
                                             ------------


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
UTILITIES -- 1.2%
LCI International, Inc.*             15,600  $    335,400
Piedmont Natural Gas Co., Inc.       26,100       610,088
Washington Water Power Co.           44,200       823,223
                                             ------------
                                                1,768,711
                                             ------------
TOTAL COMMON STOCK
   (Cost $99,879,939)                         147,774,645
                                             ------------
PREFERRED STOCK -- 0.7%
OIL-DOMESTIC -- 0.7%
Cross Timbers Oil Series A Pfd.*
  (Cost $987,859)                    36,120     1,083,600
                                             ------------
TEMPORARY INVESTMENTS -- 1.3%
Dreyfus Cash Management Plus #719   969,164       969,164
Goldman Sachs Financial Square
  Money Market Portfolio            956,845       956,845
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,926,009)                            1,926,009
                                             ------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $102,793,807)                        150,784,254
                                             ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- 0.0%                           (35,745)
                                             ------------
NET ASSETS -- 100.0%
Applicable to 9,685,493 and 28,513
  shares of beneficial interest
  outstanding of Institutional
  Class and Class A, respectively,
  $.001 par value (Note 9)                   $150,748,509
                                             ============
NET ASSET VALUE,OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($150,306,160/9,685,493)          $15.52
                                                ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE
  ($442,349/28,513)                             $15.51
                                                ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                    $16.24
                                                ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
 *       Non-income producing security.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK -- 98.4%
ADVERTISING -- 0.1%
Interpublic Group of Cos., Inc.       2,000  $     94,933
                                             ------------
AEROSPACE -- 1.8%
Boeing Co.                            9,031       960,673
General Dynamics Corp.                1,600       112,800
Lockheed Martin Corp.                 4,771       436,547
McDonnell Douglas Corp.               5,300       339,200
Northrop Grumman Corp.                1,400       115,850
Textron, Inc.                         2,100       197,925
United Technologies Corp.             6,000       396,000
                                             ------------
                                                2,558,995
                                             ------------
AIR TRANSPORTATION -- 0.4%
AMR Corp.*                            2,300       202,688
Delta Air Lines, Inc.                 1,900       134,663
Federal Express Corp.*                2,800       124,600
Southwest Airlines Co.                3,800        84,075
U.S. Air Group, Inc.*                 1,600        37,400
                                             ------------
                                                  583,426
                                             ------------
APPAREL -- 0.8%
Charming Shoppes, Inc.*               2,600        13,000
Gap, Inc.                             7,100       213,888
Limited, Inc.                         6,813       125,189
Liz Claiborne, Inc.                   1,900        73,388
Nike, Inc.                            7,200       430,200
Reebok International, Ltd.            1,400        58,800
Russell Corp.                         1,100        32,725
Springs Industries, Inc. - Class A      500        21,500
Stride Rite Corp.                     1,300        13,000
VF Corp.                              1,600       108,000
                                             ------------
                                                1,089,690
                                             ------------
AUTOMOTIVE -- 2.2%
Chrysler Corp.                       18,300       603,900
Cummins Engine Co., Inc.              1,100        50,600
Dana Corp.                            2,600        84,825
Eaton Corp.                           2,000       139,500
Echlin, Inc.                          1,500        47,438
Ford Motor Co.                       29,800       949,875
General Motors Corp.                 19,000     1,059,250
Genuine Parts Co.                     3,050       135,725
T.R.W., Inc.                          3,200       158,400
                                             ------------
                                                3,229,513
                                             ------------
BANKS -- 7.0%
Banc One Corp.                       10,648       457,864
Bank of Boston Corp.                  3,800       244,150
Bank of New York Co., Inc.            9,800       330,750
BankAmerica Corp.                     8,988       896,553
Bankers Trust New York Corp.          2,000       172,500
Barnett Banks, Inc.                   4,800       197,400
Boatmens Bancshares, Inc.             3,900       251,063
Chase Manhattan Corp.                10,984       980,322
Citicorp                             11,800     1,215,400
Comerica, Inc.                        2,700       141,413

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
CoreStates Financial Corp.            5,600  $    290,500
Fifth Third Bancorp.                  2,600       163,150
First Bank System, Inc.               3,400       232,050
First Chicago NBD Corp.               8,013       430,699
First Union Corp.                     7,100       525,400
Fleet Financial Group, Inc.           6,655       331,918
Keycorp                               5,656       285,628
MBNA Corp.                            5,550       230,325
Mellon Bank Corp.                     3,300       234,300
National City Corp.                   5,500       246,813
NationsBank, Corp.                    7,200       703,800
Norwest Corp.                         9,300       404,550
Republic New York Corp.               1,400       114,275
Suntrust Banks, Inc.                  5,600       275,800
U.S. Bancorp, Inc.                    3,800       170,525
Wells Fargo & Co.                     2,333       629,327
                                             ------------
                                               10,156,475
                                             ------------
BEVERAGES -- 3.7%
Anheuser-Busch Cos., Inc.            12,600       504,000
Brown-Forman Corp.                    1,800        82,350
Coca-Cola Co.                        62,200     3,273,275
Coors Adolph Co.                      1,100        20,900
Pepsico, Inc.                        38,900     1,137,825
Seagram Co., Ltd                      9,300       360,375
                                             ------------
                                                5,378,725
                                             ------------
BROADCASTING -- 0.4%
Comcast Corp. - Class A               4,800        84,600
Comcast Corp. - Special Class A
   Non-Voting                         3,400        60,350
Tele-Communications, Inc. -
   Class A*                          16,600       215,800
Viacom, Inc. - Class A*                 560        19,320
Viacom, Inc. - Class B*               8,243       287,475
                                             ------------
                                                  667,545
                                             ------------
BUSINESS MACHINES -- 1.8%
D.S.C. Communication Corp.*           2,900        51,838
Intergraph Corp.*                     1,100        11,275
International Business Machines
    Corp.                            13,000     1,963,000
Pitney Bowes, Inc.                    3,800       207,100
Unisys Corp.*                         4,200        28,350
Xerox Corp.                           8,200       431,525
                                             ------------
                                                2,693,088
                                             ------------
BUSINESS SERVICES -- 0.8%
Alco Standard Corp.                   3,200       165,200
Automatic Data Processing, Inc.       7,200       308,700
Deluxe Corp.                          2,100        68,775
Ecolab, Inc.                          1,600        60,200
First Data Corp.                     11,400       416,100
John H. Harland Co.                     800        26,400
Moore Corp., Ltd.                     2,500        51,749
Shared Medical Systems Corp.            600        29,475
                                             ------------
                                                1,126,599
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
CAPITAL GOODS -- 0.0%
EMCor Group, Inc.*                        8  $        104
                                             ------------
CHEMICALS -- 3.1%
Air Products & Chemicals, Inc.        2,800       193,550
B.F. Goodrich Co.                     1,400        56,700
Dow Chemical Co.                      6,100       478,088
E.I. DuPont de Nemours & Co.         14,100     1,330,688
Eastman Chemical Co.                  2,000       110,500
Engelhard Corp.                       3,687        70,514
F.M.C. Corp.*                           900        63,113
Great Lakes Chemical Corp.            1,600        74,800
Hercules, Inc.                        2,600       112,450
Mallinckrodt Group, Inc.              1,900        83,838
Monsanto Co.                         14,700       571,463
Morton International, Inc.            3,700       150,775
Nalco Chemical Co.                    1,700        61,413
P.P.G. Industries, Inc.               4,600       258,175
Praxair, Inc.                         3,900       179,888
Rohm & Haas Co.                       1,600       130,600
Safety-Kleen Corp.                    1,500        24,563
Sherwin Williams Co.                  2,200       123,200
Sigma Aldrich Corp.                   1,300        81,088
Union Carbide Corp.                   3,200       130,800
W.R. Grace & Co.                      2,200       113,850
                                             ------------
                                                4,400,056
                                             ------------
COMPUTER AND OFFICE EQUIPMENT-- 6.5%
Amdahl Corp.*                         2,900        35,163
Apple Computer, Inc.*                 3,200        66,400
Bay Networks, Inc.*                   4,800       100,200
Cabletron Systems, Inc.*              3,800       126,350
Ceridian Corp.*                       1,700        68,850
Cisco Systems, Inc .*                16,300     1,037,088
Compaq Computer Corp.*                6,800       504,900
Computer Associates International,
   Inc.                               9,175       456,456
Computer Sciences Corp.*              1,900       156,038
Data General Corp.*                   1,000        14,500
Digital Equipment Corp.*              3,800       138,225
Intel Corp.                          20,500     2,682,938
Microsoft Corp.*                     30,000     2,478,750
Novell, Inc.*                         9,200        86,825
Oracle Corp.*                        16,625       692,016
Silicon Graphics, Inc.*               4,154       105,927
Sun Microsystems, Inc.*               9,200       235,750
Tandem Computers, Inc.*               2,900        39,875
3Com Corp.*                           4,200       307,650
                                             ------------
                                                9,333,901
                                             ------------
CONGLOMERATES -- 0.1%
I.T.T. Industries, Inc.               3,100        75,950
                                             ------------
CONSTRUCTION -- 1.0%
Armstrong World Industries, Inc.        900        62,550
Centex Corp.                            800        30,100
Corning, Inc.                         5,700       263,625
Fluor Corp.                           2,100       131,775
Foster Wheeler Corp.                  1,000        37,125

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
CONSTRUCTION (CONTINUED)
Halliburton Co.                       3,100  $    186,775
Home Depot, Inc.                     11,966       599,796
Kaufman & Broad Home Corp.              900        11,588
Owens Corning                         1,300        55,413
Pulte Corp.                             700        21,525
                                             ------------
                                                1,400,272
                                             ------------
CONSUMER DURABLES -- 0.2%
Black & Decker Corp.                  2,200        66,275
Maytag Corp.                          2,600        51,350
Newell Co.                            4,000       126,000
Whirlpool Corp.                       1,900        88,588
                                             ------------
                                                  332,213
                                             ------------
CONSUMER NON-DURABLES -- 0.4%
Brunswick Corp.                       2,500        60,000
CUC International, Inc.*              9,450       224,438
Rubbermaid, Inc.                      3,700        84,175
Service Corp. International           5,900       165,200
Tupperware Corp.                      1,600        85,800
                                             ------------
                                                  619,613
                                             ------------
CONTAINERS -- 0.2%
Ball Corp.                              900        23,400
Bemis Co., Inc.                       1,400        51,625
Crown Cork & Seal Co., Inc.           3,200       174,000
                                             ------------
                                                  249,025
                                             ------------
DRUGS AND HEALTH CARE -- 8.8%
Abbott Laboratories                  19,400       984,550
Allergan, Inc.                        1,600        57,000
Alza Corp.*                           2,100        54,338
American Home Products Corp.         16,100       943,863
Amgen, Inc.*                          6,600       358,875
Bristol-Myers Squibb Co.             12,500     1,359,375
Columbia HCA Healthcare Corp.        16,782       683,867
Eli Lilly & Co.                      13,800     1,007,400
Humana, Inc.*                         4,000        76,500
Johnson & Johnson                    33,300     1,656,675
Manor Care, Inc.                      1,550        41,850
Merck & Co., Inc.                    30,200     2,393,350
Pfizer, Inc.                         16,200     1,342,575
Pharmacia & Upjohn, Inc.             12,880       510,370
Schering Plough Corp.                 9,300       602,175
U.S. Surgical Corp.                   1,500        59,063
Warner-Lambert Co.                    6,800       510,000
                                             ------------
                                               12,641,826
                                             ------------
ELECTRONICS -- 3.8%
Advanced Micro Devices, Inc.*         3,300        84,975
A.M.P., Inc.                          5,496       210,909
Allegheny Teledyne, Inc.              4,395       101,085
Andrew Corp.*                         1,525        80,825
Applied Materials, Inc.*              4,500       161,438
E.G. & G., Inc.                       1,200        24,150
Emerson Electric Co.                  5,700       551,475

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
General Instruments Corp.*            3,100  $     67,038
General Signal Corp.                  1,200        51,300
Harris Corp.                          1,000        68,625
Hewlett Packard Co.                  25,400     1,276,350
Honeywell, Inc.                       3,200       210,400
Johnson Controls, Inc.                1,000        82,875
LSI Logic Corp.*                      3,200        85,600
Micron Technology, Inc.               5,200       151,450
Motorola, Inc.                       15,000       920,625
National Semiconductor Corp.*         3,500        85,313
Raytheon Co.                          6,100       293,563
Rockwell International Corp.          5,500       334,813
Scientific Atlanta, Inc.              2,000        30,000
Tektronix, Inc.                         800        41,000
Texas Instruments, Inc.               4,800       306,000
Thomas & Betts Corp.                  1,300        57,688
Westinghouse Electric Corp.          12,300       244,463
                                             ------------
                                                5,521,960
                                             ------------
ENERGY AND RAW MATERIALS -- 2.4%
Baker Hughes, Inc.                    3,500       120,750
Dresser Industries, Inc.              4,600       142,600
Eastern Enterprises                     500        17,688
Helmerich & Payne, Inc.                 700        36,488
Royal Dutch Petroleum Co.            13,400     2,288,050
Schlumberger, Ltd.                    6,200       619,225
USX-Marathon Group, Inc.              7,500       179,063
                                             ------------
                                                3,403,864
                                             ------------
ENERGY AND UTILITIES -- 3.7%
American Electric Power Co.           4,800       197,400
Baltimore Gas & Electric Co.          3,800       101,650
Carolina Power & Light Co.            3,900       142,350
Central & South West Corp.            5,400       138,375
Cinergy Corp.                         4,036       134,702
Coastal Corp.                         2,700       131,963
Consolidated Edison Co., Inc.         6,000       175,500
Consolidated Natural Gas Co.          2,400       132,600
Dominion Resources, Inc.              4,550       175,175
DTE Energy Co.                        3,700       119,788
Duke Power Co.                        5,100       235,875
Edison International                 11,000       218,625
El Paso Natural Gas Co.                 409        20,655
Enron Corp.                           6,500       280,313
Enserch Corp.                         1,800        41,400
Entergy Corp.                         5,900       163,725
F.P.L. Group, Inc.                    4,700       216,200
G.P.U., Inc.                          3,100       104,238
Houston Industries, Inc.              6,000       135,750
Niagara Mohawk Power Corp.*           3,700        36,538
Nicor, Inc.                           1,300        46,475
Noram Energy Corp.                    3,500        53,813
Northern States Power Co.             1,800        82,575
Ohio Edison Co.                       3,900        88,725
Oneok, Inc.                             700        21,000

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
ENERGY AND UTILITIES (CONTINUED)
Oryx Energy Co.*                      2,600  $     64,350
P.P.& L. Resources, Inc.              4,000        92,000
Pacific Enterprises                   2,100        63,788
Pacific Gas & Electric Co.           10,500       220,500
Pacificorp                            7,600       155,800
Panenergy Corp.                       3,900       175,500
PECO Energy Co.                       5,700       143,925
Peoples Energy Corp.                    900        30,488
Public Service Enterprise Group, Inc. 6,100       166,225
Sonat, Inc.                           2,200       113,300
Southern Co.                         17,100       386,888
Texas Utilities Co.                   5,700       232,275
Unicom Corp.                          5,500       149,188
Union Electric Co.                    2,600       100,100
                                             ------------
                                                5,289,737
                                             ------------
FINANCE -- 4.0%
American Express Co.                 11,900       672,350
Beneficial Corp.                      1,300        82,388
Dean Witter Discover & Co.            4,052       268,445
Federal Home Loan Mortgage Corp.      4,500       495,563
Federal National Mortgage
  Association                        27,300     1,016,925
Golden West Financial Corp.           1,500        94,688
Great Western Financial Corp.         3,500       101,500
Green Tree Financial Corp.            3,500       135,188
H.F. Ahmanson & Co.                   2,600        84,500
Household International, Inc.         2,400       221,400
J.P. Morgan & Co., Inc.               4,700       458,838
MBIA, Inc.                            1,100       111,375
Merrill Lynch & Co., Inc.             4,100       334,150
MGIC Investment Corp.                 1,500       114,000
Morgan Stanley Group, Inc.            3,900       222,788
PNC Bank Corp.                        8,500       319,813
Salomon, Inc.                         2,700       127,238
Travelers Group, Inc.                16,056       728,541
Wachovia Corp.                        4,200       237,300
                                             ------------
                                                5,826,990
                                             ------------
FOOD AND AGRICULTURE -- 2.6%
Archer-Daniels-Midland Co.           13,641       300,102
Campbell Soup Co.                     5,800       465,450
Conagra, Inc.                         6,050       300,988
CPC International, Inc.               3,600       279,000
Fleming Cos., Inc.                    1,000        17,250
General Mills, Inc.                   3,900       247,163
H.J. Heinz Co.                        9,200       328,900
Hershey Foods Corp.                   3,900       170,625
Kellogg Co.                           5,300       347,813
Pioneer Hi-Bred International, Inc.   2,100       147,000
Quaker Oats Co.                       3,300       125,813
Ralston Purina Group                  2,700       198,113
Sara Lee Corp.                       12,100       450,725
Sysco Corp.                           4,600       150,075
W.M. Wrigley Jr., Co.                 2,900       163,125
                                             ------------
                                                3,692,142
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
INSURANCE -- 3.6%
Aetna, Inc.                           3,753  $    300,240
Alexander & Alexander Services, Inc.  1,200        20,850
Allstate Corp.                       11,170       646,464
American General Corp.                5,100       208,463
American International Group, Inc.   11,775     1,274,644
Aon Corp.                             2,700       167,738
Chubb Corp.                           4,400       236,500
Cigna Corp.                           1,900       259,588
General Re Corp.                      2,100       331,275
Jefferson-Pilot Corp.                 1,800       101,925
Lincoln National Corp.                2,600       136,500
Loews Corp.                           2,900       273,325
Marsh & McLennan Cos., Inc.           1,800       187,200
Providian Corp.                       2,400       123,300
Safeco Corp.                          3,200       125,600
St. Paul Cos., Inc.                   2,100       123,113
Torchmark Corp.                       1,750        88,375
Transamerica Corp.                    1,700       134,300
U.S. Life Corp.                         900        29,925
U.S.F.&G. Corp.                       2,900        60,538
United Healthcare Corp.               4,600       207,000
UNUM Corp.                            1,800       130,050
                                             ------------
                                                5,166,913
                                             ------------
MACHINERY AND HEAVY EQUIPMENT -- 0.6%
Case Corp.                            1,800        98,100
Caterpillar, Inc.                     4,800       361,200
Deere & Co.                           6,700       272,188
Giddings & Lewis, Inc.                  900        11,588
McDermott International, Inc.         1,300        21,613
Thermo Electron Corp.*                2,700       111,375
                                             ------------
                                                  876,064
                                             ------------
MANUFACTURING -- 1.4%
Allied Signal, Inc.                   7,200       482,400
Avery Dennison Corp.                  2,600        91,975
Masco Corp.                           4,000       144,000
Millipore Corp.                       1,100        45,513
Minnesota Mining & Manufacturing Co. 10,500       870,188
Nacco Industries, Inc.                  200        10,700
National Service Industries, Inc.     1,200        44,850
Tenneco, Inc.*                        4,400       198,550
Whitman Corp.                         2,700        61,763
                                             ------------
                                                1,949,939
                                             ------------
MEDIA -- 1.0%
Gannett Co., Inc.                     3,500       262,063
King World Productions, Inc.*         1,000        36,875
Knight-Ridder, Inc.                   2,400        91,800
New York Times Co.                    2,400        91,200
Time Warner, Inc.                    14,200       532,500
Tribune Co.                           1,600       126,200
U.S. West Media Group*               15,600       288,600
                                             ------------
                                                1,429,238
                                             ------------


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
MEDICAL AND MEDICAL SERVICES -- 0.2%
Beverly Enterprises, Inc.*            2,300  $     29,325
Cognizant Corp.                       4,200       138,600
Tenet Healthcare Corp.*               5,500       120,313
                                             ------------
                                                  288,238
                                             ------------
MEDICAL INSTRUMENTS AND SUPPLIES -- 1.0%
Bausch & Lomb, Inc.                   1,500        52,500
Baxter International, Inc.            6,900       282,900
Becton, Dickinson & Co.               3,200       138,800
Biomet, Inc.                          3,000        45,375
Boston Scientific Corp.*              4,500       270,000
C.R. Bard, Inc.                       1,400        39,200
Guidant Corp.                         1,900       108,300
Medtronic, Inc.                       5,900       401,200
Perkin-Elmer Corp.                    1,100        64,763
St. Jude Medical, Inc.*               2,000        85,250
                                             ------------
                                                1,488,288
                                             ------------
METALS AND MINING -- 1.2%
Alcan Aluminium, Ltd.                 5,600       188,300
Aluminum Co. of America               4,400       280,500
ASARCO, Inc.                          1,100        27,363
Barrick Gold Corp.                    8,800       253,000
Battle Mountain Gold Co.              5,700        39,188
Cyprus AMAX Minerals Co.              2,350        54,931
Echo Bay Mines, Ltd.                  3,300        21,863
Freeport-McMoran Copper & Gold, Inc.  4,800       143,400
Homestake Mining Co.                  3,600        51,300
Inco, Ltd.                            4,300       137,063
Newmont Mining Corp.                  2,445       109,414
Phelps Dodge Corp.                    1,700       114,750
Placer Dome, Ltd.                     5,900       128,325
Reynolds Metals Co.                   1,600        90,200
Santa Fe Pacific Gold Corp.           3,520        54,120
                                             ------------
                                                1,693,717
                                             ------------
OIL-DOMESTIC -- 1.4%
Ashland, Inc.                         1,600        70,200
Atlantic Richfield Co.                4,000       530,000
Burlington Resources, Inc.            3,200       161,200
Kerr-McGee Corp.                      1,300        93,600
Louisiana Land & Exploration Co.        800        42,900
Occidental Petroleum Corp.            8,100       189,338
Pennzoil Co.                          1,200        67,800
Phillips Petroleum Co.                6,500       287,625
Rowan Cos., Inc.*                     2,100        47,513
Santa Fe Energy Resources, Inc.*      2,400        33,300
Sun Co., Inc.                         1,955        47,653
Unocal Corp.                          6,100       247,813
Western Atlas, Inc.*                  1,300        92,138
Williams Cos., Inc.                   4,050       151,875
                                             ------------
                                                2,062,955
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
OIL-INTERNATIONAL -- 4.9%
Amerada Hess Corp.                    2,400  $    138,900
Amoco Corp.                          12,400       998,200
Chevron Corp.                        16,300     1,059,500
Exxon Corp.                          31,100     3,047,800
Mobil Corp.                           9,900     1,210,275
Texaco, Inc.                          6,700       657,438
                                             ------------
                                                7,112,113
                                             ------------
OIL-SUPPLIES AND CONSTRUCTION -- 0.1%
Union Pacific Resources Group         6,251       182,842
                                             ------------
PAPER AND FOREST PRODUCTS -- 1.5%
Boise Cascade Corp.                   1,200        38,100
Champion International, Corp.         2,400       103,800
Georgia Pacific Corp.                 2,300       165,600
International Paper Co.               7,307       295,020
James River Corp.                     2,100        69,563
Kimberly-Clark Corp.                  7,164       682,371
Louisiana-Pacific Corp.               2,800        59,150
Mead Corp.                            1,400        81,375
Potlatch Corp.                          700        30,100
Stone Container Corp.                 2,554        37,991
Temple Inland, Inc.                   1,400        75,775
Union Camp Corp.                      1,800        85,950
Westvaco Corp.                        2,500        71,875
Weyerhaeuser Co.                      5,000       236,875
Willamette Industries, Inc.           1,400        97,300
                                             ------------
                                                2,130,845
                                             ------------
PERSONAL SERVICES -- 0.1%
H & R Block, Inc.                     2,700        78,300
                                             ------------
PHOTOGRAPHIC EQUIPMENT -- 0.5%
Eastman Kodak Co.                     8,300       666,075
Polaroid Corp.                        1,100        47,850
                                             ------------
                                                  713,925
                                             ------------
PRODUCER GOODS -- 3.9%
Briggs & Stratton Corp.                 700        30,800
Cincinnati Milacron, Inc.               900        19,688
Cooper Industries, Inc.               2,700       113,738
Crane Co.                             1,200        34,800
Dover Corp.                           2,900       145,725
General Electric Co.                 41,200     4,073,650
Harnischfeger Industries, Inc.        1,200        57,750
Illinois Tool Works, Inc.             3,000       239,625
Ingersoll Rand Co.                    2,800       124,600
Paccar, Inc.                            995        67,411
Pall Corp.                            2,933        74,792
Parker-Hannifin Corp.                 1,850        71,688
Raychem Corp.                         1,100        88,138
Snap-On, Inc.                         1,500        53,438
Stanley Works                         2,200        59,400
Timken Co.                              800        36,700
Trinova Corp.                           800        29,100
Tyco International, Ltd.              3,900       206,213


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
PRODUCER GOODS (CONTINUED)
W.W. Grainger, Inc.                   1,300  $    104,325
Worthington Industries, Inc.          2,450        44,406
                                             ------------
                                                5,675,987
                                             ------------
PUBLISHING -- 0.4%
American Greetings Corp.              1,900        53,913
Dow Jones & Co., Inc.                 2,500        84,688
Dun & Bradstreet Corp.                4,200        99,750
McGraw-Hill Companies, Inc.           2,500       115,313
Meredith Corp.                          700        36,925
R.R. Donnelley & Sons, Inc.           3,800       119,225
Times Mirror Co.                      2,500       124,375
                                             ------------
                                                  634,189
                                             ------------
RAILROADS AND SHIPPING -- 1.0%
Burlington Northern Santa Fe Corp.    3,831       330,903
Conrail, Inc.                         2,048       204,032
C.S.X. Corp.                          5,200       219,700
Newport News Shipbuilding, Inc.*        880        13,200
Norfolk Southern Corp.                3,100       271,250
Union Pacific Corp.                   6,200       372,775
                                             ------------
                                                1,411,860
                                             ------------
RESTAURANTS -- 0.6%
Darden Restaurants                    4,100        35,875
Luby's Cafeterias, Inc.                 600        11,925
McDonald's Corp.                     17,400       787,350
Ryan's Family Steak Houses, Inc.*     1,300         8,938
Shoney's, Inc.*                       1,200         8,400
Wendy's International, Inc.           3,100        63,550
                                             ------------
                                                  916,038
                                             ------------
RETAIL-MERCHANDISING -- 4.0%
Albertson's, Inc.                     6,400       228,000
American Stores Co.                   3,600       147,150
Autozone, Inc.*                       2,700        74,250
Circuit City Stores, Inc.             2,500        75,313
Dayton Hudson Corp.                   5,500       215,875
Dillard Department Stores, Inc.       2,900        89,538
Federated Department Stores, Inc.*    5,300       180,863
Fruit of the Loom, Inc.*              1,900        71,963
Giant Food, Inc.                      1,500        51,750
Great Atlantic & Pacific Tea Co.,
  Inc.                                1,000        31,875
Harcourt General, Inc.                1,800        83,025
Hasbro, Inc.                          2,200        85,525
J.C. Penney Co., Inc.                 5,700       277,875
Jostens, Inc.                         1,000        21,125
K Mart Corp.*                        12,200       126,575
Kroger Co.*                           3,100       144,150
Longs Drug Stores, Inc.                 500        24,563
Lowe's Cos., Inc.                     4,400       156,200
Mattel, Inc.                          6,937       192,502
May Department Stores Co.             6,300       294,525
Melville Corp.                        2,700       111,713
Mercantile Stores Co., Inc.             900        44,438
Nordstrom, Inc.                       2,000        70,750

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
RETAIL-MERCHANDISING (CONTINUED)
Pep Boys-Manny, Moe & Jack            1,600  $     49,200
Price Costco, Inc.*                   5,021       126,153
Rite Aid Corp.                        3,100       123,225
Sears, Roebuck & Co.                  9,800       452,025
Supervalu, Inc.                       1,700        48,238
Tandy Corp.                           1,500        66,000
T.J.X. Cos., Inc.                     1,800        85,275
Toys "R" Us, Inc.*                    7,000       210,000
Wal-Mart Stores, Inc.                57,400     1,313,025
Walgreen Co.                          6,300       252,000
Winn-Dixie Stores, Inc.               3,800       120,175
Woolworth Corp.*                      3,300        72,188
                                             ------------
                                                5,717,047
                                             ------------
SOAPS AND COSMETICS -- 3.0%
Alberto-Culver Co.                      700        33,600
Avon Products, Inc.                   3,400       194,225
Clorox Co.                            1,300       130,488
Colgate-Palmolive Co.                 3,700       341,325
Gillette Co.                         13,200     1,026,300
International Flavors & Fragrances,
   Inc.                               2,800       126,000
Procter & Gamble Co.                 17,100     1,838,250
Unilever N.V.                         4,000       701,000
                                             ------------
                                                4,391,188
                                             ------------
STEEL -- 0.2%
Armco, Inc.*                          3,100        12,788
Bethlehem Steel Corp.*                2,900        26,100
Inland Steel Industries, Inc.         1,200        24,000
Nucor Corp.                           2,300       117,300
USX-U.S. Steel Group, Inc.            2,000        62,750
                                             ------------
                                                  242,938
                                             ------------
TECHNOLOGY -- 0.5%
Autodesk, Inc.                        1,200        33,600
Dell Computer Corp.*                  4,600       244,375
EMC Corp.*                            5,900       195,438
Seagate Technology, Inc.*             5,400       213,300
                                             ------------
                                                  686,713
                                             ------------
TELECOMMUNICATIONS -- 7.7%
AirTouch Communications, Inc.*       12,700       320,675
Alltel Corp.                          4,900       153,738
Ameritech Corp.                      13,700       830,563
AT&T Corp.                           40,842     1,776,627
Bell Atlantic Corp.                  11,100       718,725
BellSouth Corp.                      24,800     1,001,300
Frontier Corp.                        2,900        65,613
GTE Corp.                            24,100     1,096,550
ITT Corp.*                            3,000       130,125
ITT Hartford Group, Inc.              2,900       195,750
Lucent Technologies, Inc.            15,936       737,040
MCI Communications Corp.             17,100       557,888


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Northern Telecom, Ltd.                6,500  $    402,188
NYNEX Corp.                          11,100       534,188
Pacific Telesis Group                10,700       393,225
SBC Communications, Inc.             15,100       781,425
Sprint Corp.                         10,800       430,650
TCI Satellite Entertainment, Inc.*    1,660        16,393
Tellabs, Inc.*                        4,400       165,550
US West, Inc.                        12,000       387,000
WorldCom, Inc.*                      17,900       465,400
360 Communications Co.*                   1            23
                                             ------------
                                               11,160,636
                                             ------------
TIRES AND RUBBER -- 0.2%
Cooper Tire & Rubber Co.              2,200        43,450
Goodyear Tire & Rubber Co.            3,900       200,363
                                             ------------
                                                  243,813
                                             ------------
TOBACCO -- 1.9%
American Brands, Inc.                 4,300       213,388
Philip Morris Cos., Inc.             20,400     2,297,550
UST, Inc.                             4,900       158,638
                                             ------------
                                                2,669,576
                                             ------------
TRAVEL AND RECREATION -- 1.2%
Fleetwood Enterprises, Inc.           1,200        33,000
Harrah's Entertainment, Inc.*         2,650        52,669
HFS, Inc.*                            3,100       185,225
Hilton Hotels Corp.                   6,200       161,975
Marriott International, Inc.          3,100       171,275
Walt Disney Co.                      17,000     1,183,625
                                             ------------
                                                1,787,769
                                             ------------
TRUCKING AND FREIGHT -- 0.1%
Caliber Systems, Inc.                 1,000        19,250
Ryder System, Inc.                    2,100        59,063
                                             ------------
                                                   78,313
                                             ------------
WASTE MANAGEMENT -- 0.4%
Browning-Ferris Industries, Inc.      5,400       141,750
Laidlaw, Inc.                         7,200        83,703
WMX Technologies, Inc.               12,100       394,763
                                             ------------
                                                  620,216
                                             ------------
TOTAL COMMON STOCK
   (Cost $85,096,081)                         141,776,302
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
  COUPON                                 PAR
   RATE                   MATURITY      (000)   VALUE(DAGGER)
  ------                 ---------      -----   -------------
U.S. TREASURY OBLIGATIONS -- 0.2%
U.S. Treasury Bills**
   (Cost $289,595)
   5.385%                 08/21/97     $   300   $    290,076
                                                 ------------
                                       SHARES
                                     ---------
TEMPORARY INVESTMENTS -- 1.7%
Dreyfus Cash Management Plus #719    1,265,755      1,265,755
Goldman Sachs Financial Square
  Money Market Portfolio             1,265,844      1,265,844
                                                 ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $2,531,599)                                2,531,599
                                                 ------------
TOTAL INVESTMENTS -- 100.3%
   (Cost $87,917,275)                             144,597,977
                                                 ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (0.3%)                            (493,877)
                                                 ------------
NET ASSETS -- 100.0%
Applicable to 7,790,232 and 8,134
  shares of beneficial interest
  outstanding of Institutional Class
  and Class A, respectively,
  $.001 par value (Note 9)                       $144,104,100
                                                 ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($143,953,824/7,790,232)              $18.48
                                                    ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE ($150,276/8,134)          $18.48
                                                    ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                        $19.35
                                                    ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
**Security pledged as collateral for futures contracts.

                                     NUMBER OF     UNREALIZED
                                     CONTRACTS    DEPRECIATION
                                     ---------    ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 1997              6          ($24,550)
                                         =          ========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK -- 98.2%
AUSTRALIA -- 2.9%
Amcor, Ltd.                          15,021   $    96,578
Boral, Ltd.                          40,922       116,432
Brambles Industries, Ltd.             8,111       158,256
Broken Hill Proprietary Co., Ltd.    40,130       571,532
Coca Cola Amatil, Ltd.               10,393       111,095
Coles Myer, Ltd.                     35,216       144,978
CRA, Ltd.                            10,404       163,305
CSR, Ltd.                            20,458        71,540
Lend Lease Corp., Ltd.                8,518       165,181
MIM Holdings, Ltd.                   42,075        58,853
National Australia Bank, Ltd.        37,497       441,054
The News Corp., Ltd.                 38,415       202,723
The News Corp., Ltd.-Pref.           26,758       119,090
North Limited NBH                    36,085       105,538
Pacific Dunlop, Ltd.                 31,014        78,875
Pioneer International, Ltd.          55,515       165,453
Westpac Banking Corp.                49,443       281,353
WMC Limited                          25,048       157,863
                                              -----------
                                                3,209,699
                                              -----------
BELGIUM -- 1.2%
Bekaert SA                               35        22,143
Cies Reunies Electrobel et Tractabel
   SA                                   400       185,557
Electrabel SA                         1,000       235,793
Etablissement Delhaize Freres & Cie
  Le Lion SA                          1,140        67,469
Fortis AG                               614        98,124
Generale de Banque SA                   450       160,714
Groupe Bruxelles Lambert SA             682        87,472
Kredietbank NV                          263        85,878
Petrofina SA                            456       144,603
Royale Belge SA                         319        65,603
Solvay et Cie SA                        247       150,643
                                              -----------
                                                1,303,999
                                              -----------
DENMARK -- 0.8%
Carlsberg AS                            667        44,880
Dampskibsselskabet AF 1912 AS             5       128,064
Dampskibsselskabet Svendborg              4       149,451
Danisco AS                            1,432        86,670
Den Danske Bank AS                    1,000        80,304
FLS Industries                          177        22,593
Novo-Nordisk AS                         557       104,526
SAS Danmark AS                        1,200        14,810
Sophus Berendsen AS                     550        70,482
Tele Danmark AS- `B'                  2,700       148,352
Unidanmark AS                         1,100        56,720
                                              -----------
                                                  906,852
                                              -----------
FINLAND -- 0.6%
Cultor OY                               500        27,100
Kesko OY                              2,000        28,141
Merita, Ltd.-A*                      10,000        31,003
Metra OY                                500        28,076
Outokumpu OY                          3,000        51,057


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
FINLAND (CONTINUED)
OY Nokia AB Series A                  4,400   $   254,508
OY Nokia AB Series K                  2,000       115,339
Sampo Insurance Co., Ltd.               300        23,610
UPM-Kymmene Corp.*                    6,500       135,989
                                              -----------
                                                  694,823
                                              -----------
FRANCE -- 6.8%
Accor SA                              1,000       126,152
Alcatel Alsthom Cie Generale
  D'electricite SA                    3,000       240,092
AXA SA                                3,300       209,101
Banque Nationale de Paris             4,100       158,080
Bouygues                                650        67,147
Canal Plus SA                           439        96,600
Carrefour Supermarche SA                891       577,576
Cie Bancaire                            950       112,001
Cie Financiere de Paribas SA          2,400       161,705
Cie Generale Des Eaux                 2,350       290,140
Cie Generale Des Etablissements
  Michelin SA                         3,150       169,415
Compagnie De St. Gobain               2,107       296,954
Compagnie De Suez SA                  3,350       141,899
Compagnie UAP SA                      7,647       190,147
CSF (Thomson-CSF)                     2,500        80,789
Elf Aquitaine SA                      5,450       494,246
Eridania Beghin-Say SA                  650       104,215
Groupe Danone                         1,500       208,237
Havas SA                              1,150        80,376
Immindo SA                            1,400       121,774
L'air Liquide                         2,331       362,525
L'Oreal                               1,595       598,431
Lafarge SA                            2,050       122,536
Legrand SA                              526        89,283
LVMH (Louis Vuitton Moet Hennessey)   1,938       539,202
Lyonnaise De Eaux SA                  1,500       139,084
Peugeot SA                            1,400       156,989
Pinault Printemps                       600       237,097
Promodes                                488       137,273
Rhone-Poulenc SA                      6,850       232,674
Sanofi SA                             2,150       213,018
Schneider SA                          3,202       147,496
SEFIMEG Ste. Francaise
  D'investissaments
  Immobiliers & De Gestion            1,650       119,124
Total SA                              4,550       368,683
Usinor Sacilor                        5,131        74,384
                                              -----------
                                                7,464,445
                                              -----------
GERMANY -- 8.1%
Aktiengesellschaft Holding              400       719,481
AMB Aachener und Muenchener
  Beteiligungs AG                       100        71,429
BASF AG                              12,500       478,896
Bayer AG                             15,000       608,279
Bayerische Vereinsbank AG             6,378       258,433
Beiersdorf AG                         2,000        99,091

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
GERMANY (CONTINUED)
Daimler-Benz AG                      10,500   $   719,318
Degussa Benz AG                         250       113,636
Deutsche Bank AG                     10,600       494,208
Deutsche Lufthansa AG                 7,000        94,455
Deutsche Telekom AG                  43,500       906,721
Dresdner Bank AG                      9,050       270,325
Heidelberger Zement AG                1,440       116,135
Hochtief AG                           3,430       134,750
Karstadt AG                             500       166,234
Linde AG                                200       121,429
M.A.N. AG                               400        96,494
Mannesmann AG                           850       365,500
Merck KGAA                            3,255       116,990
Metro AG                              1,810       141,627
Muenchener Rueckver                     150       363,799
Preussag AG                             600       135,584
RWE Aktiengesellschaft                7,500       313,636
RWE Aktiengesellschaft                5,000       167,208
SAP AG                                1,496       204,486
Schering AG                           1,400       118,091
Siemens AG                           11,500       533,331
Thyssen AG                              750       132,906
Veba AG                               7,321       420,720
Viag AG                                 500       195,617
Volkswagen AG                           600       248,377
                                             ------------
                                                8,927,186
                                             ------------
HONG KONG -- 3.6%
Bank of East Asia, Ltd.              38,280       170,210
Cathay Pacific Airways, Ltd.         46,000        72,539
Cheung Kong Holdings, Ltd.           50,000       444,322
China Light & Power Co., Ltd.        39,000       173,412
Hang Seng Bank, Ltd.                 37,300       453,202
Hong Kong & China Gas Co., Ltd.      74,400       143,770
Hong Kong & Shanghai Hotels, Ltd.    44,000        83,035
Hong Kong Telecommunications, Ltd.  224,000       360,473
Hopewell Holdings, Ltd.              80,000        51,703
Hutchison Whampoa, Ltd.              75,000       588,929
New World Development Co., Ltd.      29,000       195,857
Shangri-La Asia, Ltd.                28,000        41,440
Sun Hung Kai Properties, Ltd.        47,000       575,616
Swire Pacific, Ltd.                  36,500       347,945
Television Broadcasts, Ltd.          11,000        43,935
The Wharf Holdings, Ltd.             44,000       219,531
                                             ------------
                                                3,965,919
                                             ------------
ITALY -- 3.1%
Assicurazioni Generali SPA           22,550       425,821
Banca Commerciale Italiana SPA       36,000        65,261
Banco Ambrosiano Veneto SPA           9,000        21,576
Benetton Group SPA                    6,500        81,928
Credito Italiano SPA                 57,500        62,920
Edison SPA                           18,000       113,498
Eni SPA                             153,000       782,335
Fiat SPA                             24,000        72,355
Fiat SPA - D                         19,000        33,195

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
ITALY (CONTINUED)
Fiat SPA - PRIV                      96,000  $    157,951
Istituto Bancario San Paola Torino
  SPA                                25,500       155,764
Italgas Sta Italiana Per Il Gas SPA  22,000        91,540
Mediaset SPA*                        27,000       124,138
Mediobanca SPA                       15,500        83,328
Montedison SPA*                     111,000        75,385
Pirelli SPA                          40,000        73,957
Riunione Adriatica Disicurta RAS SPA  9,250        85,969
Sirti SPA                             6,500        39,278
SNIA BPD SPA                         35,000        36,092
Telecom Italia Mobile SPA           138,031       347,684
Telecom Italia SPA                  145,000       375,238
Telecom Italia-RNC                   40,000        77,767
                                             ------------
                                                3,382,980
                                             ------------
JAPAN -- 32.3%
Ajinomoto Co., Inc.                  36,000       367,156
Aoki Corp.*                          25,000        52,074
Asahi Bank, Ltd.                     42,000       373,898
Asahi Chemical Industry Co., Ltd.    61,000       345,860
Asahi Glass Co., Ltd.                23,000       216,681
Ashikaga Bank, Ltd.                  20,000        96,629
Bank of Tokyo-Mitsubishi, Ltd.       83,600     1,553,500
Bank of Yokohama, Ltd.               37,000       239,844
Bridgestone Corp.                    22,000       418,323
Canon, Inc.                          19,000       420,398
Chiba Bank, Ltd.                     12,000        81,936
Chugai Pharmaceutical Co., Ltd.      14,000       117,373
Citizen Watch Co., Ltd.              18,000       129,127
Dai Nippon Printing Co., Ltd.        20,000       350,908
Daiei, Inc.                          18,000       137,684
Daikin Industries, Ltd.              14,000       124,633
Daiwa House Industry Co., Ltd.       13,000       167,416
Daiwa Securities Co., Ltd.           35,000       311,582
Denki Kagaku Kogyo, K.K.             48,000       118,237
Fanuc, Ltd.                           6,300       202,014
Fuji Bank, Ltd.                      58,000       847,191
Fuji Photo Film Co., Ltd.            10,000       330,164
Fujita Corp.                          9,000        25,903
Fujitsu, Ltd.                        59,000       550,735
Furukawa Electric Co., Ltd.          38,000       180,311
Gunma Bank, Ltd.                     20,000       174,589
Hitachi, Ltd.                        77,000       718,755
Honda Motor Co., Ltd.                20,000       572,169
Industrial Bank of Japan             45,000       781,763
Ito-Yokado Co., Ltd.                  9,000       392,048
Itochu Corp.                         66,000       354,814
Japan Airlines, Co., Ltd.*           58,000       308,297
Japan Energy Corp.                   45,000       122,515
Joyo Bank, Ltd.                      17,000       102,558
Jusco Co., Ltd.                      12,000       407,606
Kajima Corp.                         28,000       200,380
Kaneka Corp.                         21,000       107,632
Kansai Electric Power Co., Inc.      16,800       348,487
Kao Corp.                            20,000       233,362
Kawasaki Kisen Kaisha, Ltd.*         12,000        27,381

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
Kawasaki Steel Corp.                 71,000  $    204,347
Kinki Nippon Railway Co., Ltd.       53,560       334,692
Kirin Brewery Co., Ltd.              29,000       285,739
Komatsu, Ltd.                        21,000       172,429
Kubota Corp.                         67,000       323,708
Kumagai Gumi Co., Ltd.               26,000        64,494
Kyocera Corp.                         4,000       249,611
Kyowa Hakko Kogyo Co., Ltd.          21,000       160,449
Kyushu Electric Power Co., Inc.          90         1,750
Marubeni Corp.                       38,000       163,561
Marui Co., Ltd.                      11,000       198,704
Matsushita Electric Industrial Co.,
   Ltd.                              40,000       653,414
Meiji Seika Kaisha, Ltd.             24,000       124,667
Misawa Homes Co., Ltd.                6,000        42,005
Mitsubishi Chemical Corp.            40,000       129,646
Mitsubishi Corp.                     38,000       394,123
Mitsubishi Electric Corp.            51,000       304,149
Mitsubishi Estate Co., Ltd.          30,000       308,557
Mitsubishi Heavy Industries, Ltd.    78,000       620,225
Mitsubishi Trust & Banking Corp.     28,000       375,108
Mitsui Engineering & Shipbuilding
  Co., Ltd.*                         48,000        97,908
Mitsui Fudosan Co., Ltd.             17,000       170,441
Mitsui Osk Lines, Ltd.*              29,000        69,430
Mitsui Toatsu Chemicals, Inc.        22,000        67,122
Mitsui Trust and Banking Co., Ltd.   11,000        86,041
Mitsukoshi, Ltd.                     24,000       170,510
Nagoya Railroad Co., Ltd.            28,000       107,692
NEC Corp.                            43,000       520,311
New Oji Paper Co., Ltd.              32,000       202,731
Nichirei Corp.                       16,000        77,857
Nippon Express Co., Ltd.             25,000       171,564
Nippon Light Metal Co., Ltd.         37,000       152,221
Nippon Oil Co., Ltd.                 67,000       344,555
Nippon Sheet Glass Co., Ltd.         64,000       227,347
Nippon Steel Corp.                  121,000       357,666
Nippon Yusen K.K.                    26,000       117,753
Nippon Denso Co., Ltd.               31,000       747,537
Nissan Motors Co., Ltd.              45,000       261,366
NKK Corp.                           130,000       293,258
Nomura Securities Co., Ltd.          46,000       691,789
Odakyu Electric Railway Co., Ltd.    40,870       245,503
Olympus Optical Co., Ltd.            15,000       142,610
Osaka Gas Co., Ltd.                  47,000       128,773
Penta-Ocean Construction Co., Ltd.   15,000        66,897
Rohm Co., Ltd.                        4,000       262,748
Sakura Bank, Ltd.                    63,000       450,856
Sankyo Co., Ltd.                      8,000       226,793
Sanyo Electric Co., Ltd.             65,000       269,663
Sekisui Chemical Co., Ltd.           21,000       212,360
Sekisui House, Ltd.                  17,000       173,379
Seven-Eleven Japan Co., Ltd.            800        46,880
Sharp Corp.                          28,000       399,309
Shimizu Corp.                        37,000       276,621
Shizuoka Bank, Ltd.                  18,000       191,357
Showa Denko K.K.*                    54,000       124,149

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
Sony Corp.                           10,000  $    656,007
Sumitomo Bank, Ltd.                  61,000       880,467
Sumitomo Chemical Co., Ltd.          44,000       174,555
Sumitomo Corp.                       32,000       252,515
Sumitomo Electrical Industries, Ltd. 29,000       406,050
Sumitomo Metal Industries, Ltd.      93,000       229,084
Sumitomo Metal Mining Co., Ltd.      11,000        74,252
Taisho Pharmaceutical Co., Ltd.      19,000       448,315
Takashimaya Co., Ltd.                16,000       192,221
Takeda Chemical Industries, Ltd.     31,000       651,080
Tobu Railway Co., Ltd.               52,000       254,831
Tohoku Electric Power Co., Inc.       4,500        89,455
Tokai Bank, Ltd.                     41,000       428,781
Tokio Marine & Fire Insurance Co.,
    Ltd.                             41,000       386,258
Tokyo Electric Power Co., Inc.       19,200       421,504
Tokyo Gas Co., Ltd.                  60,000       162,835
Tokyu Corp.                          44,000       250,233
Toppan Printing Co., Ltd.            30,000       375,972
Toray Industries, Inc.               43,000       265,730
Tostem Corp.                          6,000       165,946
Toto, Ltd.                           10,000       114,088
Toyobo Co., Inc.                     48,000       144,373
Toyota Motor Corp.                   69,000     1,985,912
Yamaichi Securities Co., Ltd.        35,000       155,791
Yamanouchi Pharmaceutical Co., Ltd.  13,000       267,416
Yamato Transport Co., Ltd.           25,000       259,291
Yasuda Trust & Banking Co., Ltd.     24,000       101,850
                                             ------------
                                               35,671,120
                                             ------------
MALAYSIA -- 2.5%
AMMB Holdings BHD                    24,000       201,425
DCB Holdings BHD                     23,000        78,761
Edaran Otomobil Nasional BHD         11,000       109,956
Golden Hope Plantations BHD          49,000        83,413
Hong Leong Properties BHD            53,000        70,079
Land & General BHD                   28,000        67,063
Magnum Corp., Berhad                 55,500       107,660
Malayan Banking BHD                  28,000       310,372
Malaysian International Shipping
  Corp., BHD                         30,000        89,074
Multi Purpose Holdings BHD           46,000        89,232
Perusahaan Otomobil Nasional BHD
  Proton                             25,000       158,353
Public Bank Berhad                   52,000       110,135
Resorts World BHD                    25,000       113,816
Sime Darby Berhad                    62,000       244,220
Technology Resources (Industries)
    BHD*                             21,000        41,401
Telekom Malaysia BHD                 41,000       365,202
Tenaga Nasional BHD                  64,000       306,572
United Engineers (Malaysia) BHD      17,000       153,444
YTL Corp., Berhad                    19,500       104,988
                                             ------------
                                                2,805,166
                                             ------------
NETHERLANDS -- 4.6%
ABN AMRO Bank NV                      7,666       497,005
Elsevier NV                          15,016       252,908

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
NETHERLANDS (CONTINUED)
ING Groep NV                         16,965  $    608,654
Koninklijke PTT Nederland NV          9,300       353,504
Philips Electronics NV                9,930       400,934
Royal Dutch Petroleum Co.            12,586     2,198,938
Unilever NV                           4,614       813,312
                                             ------------
                                                5,125,255
                                             ------------
SINGAPORE -- 1.7%
Amcol Holdings, Ltd.                  3,000         5,618
City Developments, Ltd.              14,000       126,090
Cycle & Carriage, Ltd.                4,000        48,892
D.B.S. Land, Ltd.                    15,000        55,218
Development Bank of Singapore, Ltd.  14,000       189,135
First Capital Corporation, Ltd.       7,000        21,115
Fraser & Neave, Ltd.                  6,600        67,934
Hotel Properties, Ltd.               11,000        17,770
Jurong Shipyard, Ltd.                 2,000        10,079
Keppel Corp., Ltd.                   12,000        93,495
Natsteel, Ltd.                       10,000        22,731
Neptune Orient Lines, Ltd.           36,000        31,137
Oversea-Chinese Banking Corp., Ltd.  20,000       248,749
Parkway Holdings, Ltd.                3,000        11,794
Singapore Airlines, Ltd.             26,000       236,026
Singapore Press Holdings              7,000       138,099
Singapore Telecommunications, Ltd.  120,000       283,059
Straits Trading Co., Ltd.            14,000        34,024
United Industrial Corp., Ltd.        37,000        31,208
United Overseas Bank, Ltd.           17,232       192,151
United Overseas Land, Ltd.            4,000         6,090
                                             ------------
                                                1,870,414
                                             ------------
SPAIN -- 2.2%
Autopistas Concesionaria Espanola SA  4,464        61,395
Banco Bilbao Vizcaya SA               4,783       257,617
Banco Central Hispano Americano SA    4,066       104,188
Banco Santander SA                    3,050       194,741
Corporacion Bancaria de Espana SA     2,474       110,441
Corporacion Financiera Alba SA          686        69,153
Empresa Nacional de Electricidad SA   4,627       328,494
Fomento de Construcciones y
   Contratas SA                         707        65,730
Gas Natural SDG SA                      748       173,566
Iberdrola SA                         25,428       359,489
Repsol SA                             5,801       221,967
Tabacalera SA                           861        36,980
Telefonica de Espana SA              18,224       422,169
                                             ------------
                                                2,405,930
                                             ------------
SWEDEN -- 2.4%
AB Astra-A                            9,600      473,052
AB Astra-B                            3,100      149,130
AB Electrolux                           600       34,742
AB Skanska/Frueher                    2,500      110,213
AB Volvo-A                            2,950       64,271
AB Volvo-B                            6,100      134,237
AGA AB                                6,050       91,117
ASEA AB                               1,600      180,143

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
SWEDEN (CONTINUED)
ASEA AB Series `B'                      350  $     39,509
Enskilda Banken                      12,000       122,825
Foersaekrings AB                      2,100        59,263
Mauritz AB                              702        96,898
Stadshypotek AB                       2,193        59,964
Stora Kopparbergs Berglags AB        11,650       160,126
Svenska Cellulosa AB                  7,200       145,811
Svenska Handelsbanken                 4,800       137,564
Swedish Match AB*                     9,050        31,759
Telefon AB L.M. Ericsson             17,500       539,918
                                             ------------
                                                2,630,542
                                             ------------
SWITZERLAND -- 5.5%
ABB AG                                  200       248,137
CS Holding                            3,860       395,492
Holderbank Financiere Glarus AG         329       234,370
Nestle SA                               838       897,322
Novartis AG                           1,256     1,435,524
Novartis AG-B                            53        60,504
Roche Holding AG-Basel                   37       416,319
Roche Holding AG-Basel-Bearer           144     1,117,556
Schweizerische Bankgesellschaft (SBG)   410       358,368
Schweizerische Bankgesellschaft (SBG)   600       105,291
Schweizerische Rueckversicherungs-
   Gesellschaft                         250       266,207
Schweizerischer Bankverein            1,500       284,463
Zurich Versicherungs-Gesellschaft       800       221,759
                                             ------------
                                                6,041,312
                                             ------------
UNITED KINGDOM -- 19.9%
Abbey National                       29,254       383,693
Arjo Wiggins Appleton P.L.C.         28,604        87,784
Barclays P.L.C.                      29,024       497,865
Bass P.L.C.                          27,787       391,131
BAT Industries P.L.C.                61,989       514,927
Bicc P.L.C.                          15,116        71,788
Boc Group P.L.C.                     14,763       221,093
Boots Co., P.L.C..                   31,456       324,936
British Aerospace P.L.C.             13,032       285,995
British Airways P.L.C.               25,984       269,748
British Gas P.L.C.                   87,820       338,024
British Petroleum Co., P.L.C.       114,518     1,375,369
British Sky Broadcasting Group,
   P.L.C.                            34,821       311,637
British Steel P.L.C.                 48,774       134,215
British Telecommunications P.L.C.   117,681       795,959
BTR P.L.C.                           77,651       378,097
Cable & Wireless P.L.C.              48,470       403,459
Cadbury Schweppes P.L.C.             21,655       182,853
Caradon P.L.C.                       21,119        86,538
Coats Viyella P.L.C.                 42,075        95,943
Commercial Union P.L.C.              16,982       199,005
De La Rue P.L.C.                      2,677        26,276
East Midlands Electricity             5,255        59,960
EMI Group P.L.C.                     11,495       271,973
General Electric Co., P.L.C.         60,816       398,308
Glaxo Wellcome P.L.C.                65,069     1,057,596
Granada Group P.L.C.                  7,490       110,638

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
Grand Metropolitan P.L.C.            47,425  $    373,214
Great Universal Stores P.L.C.        28,636       300,470
Guinness P.L.C.                      50,992       399,973
Hanson P.L.C.                       128,196       179,131
HSBC Holdings P.L.C.                 35,126       766,043
HSBC Holdings P.L.C. (75P)           18,706       418,853
Imperial Chemical Industries P.L.C.  20,487       269,935
Imperial Tobacco Group P.L.C.        11,022        71,243
Kingfisher P.L.C.                    19,852       214,939
Ladbroke Group P.L.C.                32,024       126,831
Land Securities P.L.C.               15,836       202,002
Legal & General Group P.L.C.         23,478       149,738
Lloyds TSB P.L.C.                   159,904     1,180,239
Marks & Spencer P.L.C.               63,580       535,229
National Grid Group P.L.C.           48,148       161,385
National Power P.L.C.                26,998       226,349
Pearson P.L.C.                       15,545       199,756
Peninsular & Oriental Steam
  Navigation Co.                     17,264       174,635
Prudential Corp.,P.L.C.              49,327       415,667
Rank Group P.L.C.                    23,567       175,966
Redland P.L.C.                       23,527       147,835
Reed International P.L.C.            23,877       450,922
Reuters Holdings P.L.C.              24,032       309,640
Rexam P.L.C.                          6,400        39,557
RMC Group P.L.C.                     10,882       186,105
Rolls-Royce P.L.C.                   38,075       168,095
Royal Bank of Scotland Group P.L.C.  28,380       274,185
RTZ Corp. P.L.C.                     27,356       439,236
Safeway P.L.C.                       17,868       123,764
Sainsbury (J.) P.L.C.                32,897       218,839
Schroders P.L.C.                      4,883       126,834
Scottish & Newcastle P.L.C.          37,135       437,081
Scottish Power P.L.C.                25,090       151,419
Sears P.L.C.                         83,910       136,671
Smith Industries P.L.C.              17,363       238,449
Smithkline Beecham P.L.C.            51,802       718,954
Tesco P.L.C.                         38,477       233,859
Thames Water P.L.C.                  14,032       147,354
Thorn EMI P.L.C.                     11,495        49,566
Unilever P.L.C. Holdings             13,489       327,592
United Biscuits Holdings P.L.C.      30,481       109,745
United Utilities P.L.C.              11,214       119,396
Vodafone Group P.L.C.                68,537       289,654
Wolseley P.L.C.                      15,355       121,627
Zeneca Group P.L.C.                  19,153       541,003
                                             ------------
                                               21,923,790
                                             ------------
UNITED STATES -- 0.0%
Millennium Chemicals                  1,574        27,939
                                             ------------
TOTAL COMMON STOCK
   (Cost $100,979,182)                        108,357,371
                                             ------------


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
RIGHTS AND WARRANTS -- 0.0%
Hong Kong China Gas Warrants
  (Cost $0)                           6,200  $          0
                                             ------------
TEMPORARY INVESTMENTS -- 1.5%
Dreyfus Cash Management Plus #719   808,524       808,524
Goldman Sachs Financial Square
  Money Market Portfolio            807,652       807,652
                                             ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,616,176)                            1,616,176
                                             ------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $102,595,358)                        109,973,547
                                             ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.3%                            371,009
                                             ------------
NET ASSETS -- 100.0%
Applicable to 7,099,806 and 38,644
  shares of beneficial interest
  outstanding of Institutional
  Class and Class A, respectively,
  $.001 par value (Note 9)                   $110,344,556
                                             ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  ($109,747,217/7,099,806)                      $15.46
                                                ======
NET ASSET VALUE ANDREDEMPTION
  PRICE PER CLASS A SHARE
  ($597,339/38,644)                             $15.46
                                                ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                    $16.19
                                                ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
 *       Non-income producing security.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 HEMISPHERE FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
UNITED STATES -- COMMON STOCK -- 41.2%
AEROSPACE -- 0.4%
Litton Industries, Inc.*                800  $     38,100
                                             ------------
APPAREL -- 2.0%
Galey & Lord Inc.*                    3,000        44,625
Nike, Inc.                            2,400       143,400
Tultex Corp.*                         4,000        28,000
                                             ------------
                                                  216,025
                                             ------------
AUTO PARTS -- 0.2%
Arvin Industries, Inc.                1,000        24,750
                                             ------------
AUTOMOTIVE -- 2.4%
Chrysler Corp.                        2,600        85,800
Ford Motor Co.                        2,800        89,250
General Motors Corp.                  1,700        94,775
                                             ------------
                                                  269,825
                                             ------------
BUSINESS EQUIPMENT & SERVICE -- 0.9%
Comdisco,Inc.                         3,200       101,600
                                             ------------
CHEMICALS -- 0.5%
Olin Corp.                            1,600        60,200
                                             ------------
COMPUTER AND OFFICE EQUIPMENT -- 3.3%
Compaq Computer Corp.*                1,500       111,375
Dell Computer Corp.*                  2,000       106,250
International Business Machines Corp.   700       105,700
Storage Technology Corp.*             1,000        47,625
                                             ------------
                                                  370,950
                                             ------------
CONGLOMERATES -- 1.8%
Philip Morris Co., Inc.                 600        67,575
Textron, Inc.                         1,400       131,950
                                             ------------
                                                  199,525
                                             ------------
CONTAINERS -- 0.4%
Owens-Illinois, Inc.*                 2,200        50,050
                                             ------------
ELECTRONICS -- 1.5%
Avnet , Inc.                          2,300       133,975
Esco Electronics Corp.*               1,000        10,000
Harmon Industries, Inc.               1,000        18,625
                                             ------------
                                                  162,600
                                             ------------
ENERGY -- 1.1%
Mobil Corp.                           1,000       122,250
                                             ------------
FINANCIAL SERVICES -- 9.5%
Aviall, Inc.*                         1,000         9,250
BankAmerica Corp.                     1,700       169,575
Bear Stearns Companies, Inc.          5,040       140,490
Chase Manhattan Corp.                 1,900       169,575
Cigna Corp.                           2,000       273,250
Merrill Lynch & Co., Inc.             1,100        89,650
NationsBank, Inc.                     1,400       136,850
Travelers Group, Inc.                 1,600        72,598
                                             ------------
                                                1,061,238
                                             ------------

                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
UNITED STATES -- COMMON STOCK (CONTINUED)
FOOD AND AGRICULTURE -- 1.3%
IBP, Inc.                             4,600  $    111,550
Supervalu, Inc.                       1,000        28,375
                                             ------------
                                                  139,925
                                             ------------
HEALTH CARE -- 0.1%
Allegiance Corp.                        580        16,023
                                             ------------
HOSPITAL SUPPLIES AND SERVICES -- 1.0%
Becton, Dickinson & Co.               2,600       112,775
                                             ------------
MACHINERY AND HEAVY EQUIPMENT -- 1.0%
Gardner Denver Machinery, Inc.*       3,200       109,600
                                             ------------
MANUFACTURING -- 0.4%
Dexter Corp.                          1,500        47,813
                                             ------------
MULTI-INDUSTRY -- 1.1%
Gencorp, Inc.                         7,000       126,875
                                             ------------
OIL-DOMESTIC -- 0.5%
El Paso Natural  Gas                  1,000        50,500
                                             ------------
OIL-INTERNATIONAL -- 4.1%
Phillips Petroleum Co.                6,000       265,500
Texaco, Inc.                          2,000       196,250
                                             ------------
                                                  461,750
                                             ------------
PAPER AND FOREST PRODUCTS -- 1.6%
Georgia Pacific Corp.                 2,500       179,999
                                             ------------
PHARMACEUTICALS -- 2.5%
Bristol-Myers Squibb Co.              1,000       108,750
Merck & Co., Inc.                       900        71,325
Rhone-Poulenc Rorer, Inc.             1,000        78,125
Schering Plough Corp.                   300        19,425
                                             ------------
                                                  277,625
                                             ------------
RETAIL -- 0.6%
Dayton-Hudson Corp.                     400        15,700
Sears, Roebuck & Co.                  1,000        46,125
                                             ------------
                                                   61,825
                                             ------------
TELECOMMUNICATIONS -- 2.0%
AT&T Corp.                            1,900        82,650
Lucent Technologies, Inc.               615        28,444
Sprint Corp.                          2,800       111,650
                                             ------------
                                                  222,744
                                             ------------
UTILITIES-ELECTRIC -- 1.0%
Edison International                  5,800       115,275
                                             ------------
TOTAL UNITED STATES -- COMMON STOCK
   (Cost $3,951,066)                            4,599,842
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 HEMISPHERE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
UNITED STATES -- TEMPORARY INVESTMENTS -- 1.4%
Dreyfus Cash Management Plus #719    76,377  $     76,377
Goldman Sachs Financial Square
  Money Market Portfolio             77,133        77,133
                                             ------------
TOTAL UNITED STATES TEMPORARY INVESTMENTS
   (Cost $153,510)                                153,510
                                             ------------
CANADA -- COMMON STOCK -- 30.1%
BANKING -- 1.2%
Bank of Nova Scotia                   4,000       133,673
                                             ------------
CHEMICALS -- 0.6%
Nova Corp.                            7,900        69,960
                                             ------------
CONSUMER DURABLES -- 1.0%
CCL Industries, Inc.                 10,000       109,329
                                             ------------
CONSUMER NON-DURABLES -- 0.7%
Loewen Group, Inc.                    2,000        77,988
                                             ------------
CONSUMER SERVICES -- 1.4%
Cinram Ltd.                           5,600       153,061
                                             ------------
ELECTRICAL EQUIPMENT -- 1.2%
Northern Telecom Ltd.                 2,200       136,618
                                             ------------
ELECTRONICS -- 1.0%
CAE, Inc.                            14,000       105,612
                                             ------------
FINANCIAL SERVICES -- 1.1%
Newcourt Credit Group, Inc.           3,700       127,558
                                             ------------
HEALTH CARE -- 0.8%
Extendicare, Inc.*                    8,000        93,878
                                             ------------
INDUSTRIAL EQUIPMENT -- 0.6%
United Dominion Industries, Ltd.      3,000        70,517
                                             ------------
MACHINERY AND HEAVY EQUIPMENT -- 1.1%
ATS Automation Tooling System, Inc.*  7,400       117,311
                                             ------------
METALS AND MINING -- 6.4%
Alcan Aluminium Ltd.                  3,600       121,356
Barrick Gold Corp.                    3,500       100,128
Cameco Corp.                          2,250        90,033
Dayton Mining Corp.*                 15,000        99,490
Dofasco, Inc.                         5,800       109,490
Inco, Ltd.                            3,000        95,663
Teck Corp.                            4,300        99,508
                                             ------------
                                                  715,668
                                             ------------
MULTI-INDUSTRY -- 2.5%
Bombardier, Inc.                      8,700       160,430
Canadian Pacific, Ltd.                4,500       118,240
                                             ------------
                                                  278,670
                                             ------------


                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
CANADA -- COMMON STOCK (CONTINUED)
OIL-DOMESTIC -- 5.8%
Berkley Petroleum Corp.*              8,000  $    193,003
Canadian Natural Resources Ltd.*      3,300        90,437
Northstar Energy Corp.*               9,300       108,116
Renaissance Energy Ltd.*              4,500       153,007
Startech Energy, Inc.*               13,500       105,776
                                             ------------
                                                  650,339
                                             ------------
PAPER AND FOREST PRODUCTS -- 1.3%
Donohue, Inc.                         4,300        77,569
International Forest Products
  Ltd.-Class A                        9,100        71,301
                                             ------------
                                                  148,870
                                             ------------
PUBLISHING -- 1.0%
Thomson Corp.                         5,300       116,855
                                             ------------
TELECOMMUNICATIONS -- 0.8%
Fonorola, Inc.*                       7,200        85,277
                                             ------------
UTILITIES -- 1.6%
BCE, Inc.                             3,700       176,101
                                             ------------
TOTAL CANADA -- COMMON STOCK
   (Cost $2,867,720)                            3,367,285
                                             ------------
MEXICO -- COMMON STOCK -- 25.8%
AUTO PARTS -- 1.3%
San Luis Corp. S.A. de C.V.          23,000       142,889
                                             ------------
BEVERAGES -- 4.4%
Coca Cola Femsa S.A. de C.V.         54,000       156,741
Fomento Economico Mexicano
  S.A.-Series B                      49,000       167,180
Grupo Modelo S.A. de C.V.-
  Series C                           29,000       167,244
                                             ------------
                                                  491,165
                                             ------------
BROADCASTING -- 2.1%
Grupo Televisa S.A. de C.V.*          8,000       102,966
Telefonos de Mexico S.A. de C.V.     79,000       130,342
                                             ------------
                                                  233,308
                                             ------------
BUILDING AND CONSTRUCTION -- 3.4%
Apasco S.A. de C.V.                  23,000       158,116
Empresas ICA Sociedad Controladora
  S.A. de C.V.*                      11,000       161,464
Grupo Cementos de Chihuahua
  S.A. de C.V.-Series B*             58,000        67,488
                                             ------------
                                                  387,068
                                             ------------
CONGLOMERATES -- 0.3%
Cydsa S.A.-Series A                  22,000        40,051
                                             ------------
ELECTRONICS -- 1.1%
Grupo Elektra S.A. de C.V.-CPO       16,000       126,085
                                             ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 HEMISPHERE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                     SHARES  VALUE(DAGGER)
                                     ------  -------------
MEXICO -- COMMON STOCK (CONTINUED)
FOOD AND AGRICULTURE -- 1.5%
Grupo Industrial Maseca S.A.
  de C.V.-Series B                  133,000  $    167,626
                                             ------------
METALS AND MINING -- 3.3%
Altos Hornos de Mexico S.A.*         47,500        93,730
Grupo Mexico S.A.-Series B*          19,000        60,955
Hylsamex S.A. de C.V.-BCP            28,000       110,681
Industrias Penoles S.A.-CP           31,000       110,108
                                             ------------
                                                  375,474
                                             ------------
MULTI-INDUSTRY -- 3.3%
Alfa, S.A. de C.V.-Series A          34,573       159,331
Carso Global Telecom S.A.
  de C.V.-Series A-1*                22,841        52,632
Grupo Carso S.A. de C.V.-
  Series A-1                         29,000       151,369
                                             ------------
                                                  363,332
                                             ------------
PAPER AND FOREST PRODUCTS -- 1.4%
Kimberly-Clark de Mexico S.A. de
  C.V.-Series A                       8,000       155,621
                                             ------------
RAW MATERIALS -- 1.3%
Cemex S.A. de C.V.-CPO               39,000       140,261
                                             ------------
RETAIL -- 0.9%
Cifra S.A. de C.V.-Series C*         82,000        99,590
                                             ------------
TOBACCO -- 0.9%
Empresas La Moderna S.A. de C.V.     20,000        97,645
                                             ------------
TRANSPORTATION -- 0.6%
Transportacion Maritima Mexicana
  S.A. de C.V.                       12,000        63,399
                                             ------------
TOTAL MEXICO -- COMMON STOCK
   (Cost $2,855,973)                            2,883,514
                                             ------------


  COUPON                 MATURITY        PAR
   RATE               (DOUBLE DAGGER)   (000)   VALUE(DAGGER)
  ------              ---------------   -----   -------------
MEXICO -- TREASURY BILLS -- 0.9%
Cetes
  28.500%                 01/23/97     MXP 555   $     70,710
  28.800%                 01/23/97         253         32,250
                                                 ------------
TOTAL MEXICO -- TREASURY BILLS
   (Cost $102,416)                                    102,960
                                                 ------------
TOTAL INVESTMENTS -- 99.4%
   (Cost $9,930,685)                               11,107,111
                                                 ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.6%                                 62,084
                                                 ------------
NET ASSETS -- 100.0%
Applicable to 1,000,001 and 12,290
   shares outstanding of Institutional
   Class and Class A, respectively,
   $.001 par value; 100,000,000
   authorized shares (Note 9)                    $ 11,169,195
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER INSTITUTIONAL
   CLASS SHARE ($11,033,867/1,000,001)              $11.03
                                                    ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER CLASS A SHARE ($135,328/12,290)         $11.01
                                                    ======
MAXIMUM PUBLIC OFFERING PRICE
  PER CLASS A SHARE (NOTE 6)                        $11.53
                                                    ======
---------------
(DAGGER) See Note 2a to the Financial Statements.
 *       Non-income producing.
MXP -- Mexican Pesos.


                       See Notes to Financial Statements.
                                                                              65

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                 MONEY MARKET FUNDS
                                      ---------------------------------------

                                       GOVERNMENT       MONEY      TAX-EXEMPT
                                       MONEY FUND       FUND       MONEY FUND
                                      -----------   -----------   -----------
INVESTMENT INCOME:
  Interest .........................  $13,694,891   $43,398,812   $21,495,618
  Dividends ........................           --            --            --
  Foreign taxes withheld ...........           --            --            --
                                      -----------   -----------   -----------
    Total investment income ........   13,694,891    43,398,812    21,495,618
                                      -----------   -----------   -----------
EXPENSES:
  Investment advisory fee
    (Note 4) .......................      292,088       825,619       667,922
  Rule 12b-1 fee-Class A
    (Note 5) .......................      757,429     1,628,803       633,999
  Shareholder services fee
    (Note 4) .......................       43,781       110,520        99,394
  Administration fee (Note 4) ......      289,773       878,336       717,310
  Custodian fee (Note 4) ...........       65,204       110,000        90,468
  Directors' fees and expenses .....       16,033        45,838        37,510
  Audit fee ........................       14,235        34,962        32,799
  Legal fee ........................        7,887        32,305        18,248
  Amortization of organization
    expenses (Note 2f) .............           --            --            --
  Reports to shareholders ..........        6,396        14,513        12,073
  Registration fees ................       19,255        51,317        76,189
  Miscellaneous ....................       45,881        76,617        50,206
                                      -----------   -----------   -----------
  Total expenses ...................    1,557,962     3,808,830     2,436,118
  Less fee waivers and expense
    reimbursements
    (Notes 4,5) ....................     (278,478)     (531,439)     (187,894)
                                       -----------   -----------   -----------
    Net expenses ...................    1,279,484     3,277,391     2,248,224
                                      -----------   -----------   -----------
    NET INVESTMENT INCOME ..........   12,415,407    40,121,421    19,247,394
                                      -----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........          (72)       (2,590)       11,969
    Futures contracts ..............           --            --            --
    Foreign currency transactions ..           --            --            --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments ....................           --            --            --
    Futures contracts ..............           --            --            --
    Foreign currency transactions ..           --            --            --
                                      -----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS .......          (72)       (2,590)       11,969
                                      -----------   -----------   -----------
INCREASE IN NET ASSETS
  FROM OPERATIONS ..................  $12,415,335   $40,118,831   $19,259,363
                                      ===========   ===========   ===========

                       See Notes to Financial Statements.


                                                                  FIXED INCOME FUNDS
                                       ----------------------------------------------------------------
                                          SHORT/                  INTERMEDIATE
                                       INTERMEDIATE      BOND      TAX-EXEMPT   TAX-EXEMPT  CONVERTIBLE
                                           FUND         FUND(3)      FUND(1)      FUND(1)      FUND
                                        -----------   ----------   ----------   ----------  ----------
INVESTMENT INCOME:
  Interest .........................    $15,067,852   $1,513,358   $9,408,108   $7,443,819   $ 39,819
  Dividends ........................             --           --           --           --     18,595
  Foreign taxes withheld ...........             --           --           --           --         --
                                        -----------   ----------   ----------   ----------   --------
    Total investment income ........     15,067,852    1,513,358    9,408,108    7,443,819     58,414
                                        -----------   ----------   ----------   ----------   --------
EXPENSES:
  Investment advisory fee
    (Note 4) .......................      1,594,951      148,028    1,120,322      829,656      8,054
  Rule 12b-1 fee-Class A
    (Note 5) .......................          5,554           65           --            2         --
  Shareholder services fee
    (Note 4) .......................         27,712        3,566       27,121       18,501      5,031
  Administration fee (Note 4) ......        260,768       24,268      201,598      155,225      1,252
  Custodian fee (Note 4) ...........         39,279       10,267       27,170       20,798        186
  Directors' fees and expenses .....         13,698        1,391       11,272        8,394        659
  Audit fee ........................         13,729        1,562       11,254        8,504         60
  Legal fee ........................          6,598          675        5,472        4,075         35
  Amortization of organization
    expenses (Note 2f) .............            430        2,846        3,394        3,350         --
  Reports to shareholders ..........         18,727          361        5,053        3,272         15
  Registration fees ................         69,978       25,028       83,208       64,308      3,621
  Miscellaneous ....................          9,123        8,034       22,834       17,219      3,716
                                        -----------   ----------   ----------   ----------   --------
  Total expenses ...................      2,060,547      226,091    1,518,698    1,133,304     22,629
  Less fee waivers and expense
    reimbursements
    (Notes 4,5) ....................       (699,386)     (90,370)     (44,999)     (35,107)   (13,403)
                                         -----------   ----------   ----------   ----------   --------
    Net expenses ...................      1,361,161      135,721    1,473,699    1,098,197      9,226
                                        -----------   ----------   ----------   ----------   --------
    NET INVESTMENT INCOME ..........     13,706,691    1,377,637    7,934,409    6,345,622     49,188
                                        -----------   ----------   ----------   ----------   --------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........       (952,341)     250,406      846,717    3,668,482    74,470
    Futures contracts ..............             --           --           --           --        --
    Foreign currency transactions ..             --           --           --           --        --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments ....................     (3,937,487)     196,171   (3,615,528)  (5,155,162)   94,688
    Futures contracts ..............             --           --           --           --        --
    Foreign currency transactions ..             --           --           --           --        --
                                        -----------   ----------   ----------   ----------   --------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS .......     (4,889,828)     446,577   (2,768,811)  (1,486,680)   169,158
                                        -----------   ----------   ----------   ----------   --------
INCREASE IN NET ASSETS
  FROM OPERATIONS ..................    $ 8,816,863   $1,824,214   $5,165,598   $4,858,942   $218,346
                                        ===========   ==========   ==========   ==========   ========


                       See Notes to Financial Statements.




                                                                              EQUITY FUNDS
                                        -----------------------------------------------------------------------------------------
                                                       EQUITY
                                          EQUITY       INCOME       GROWTH      SMALL-CAP      INDEX    INTERNATIONAL  HEMISPHERE
                                           FUND        FUND(1)      FUND(1)      FUND(1)      FUND(1)      FUND(1)       FUND(2)
                                        ----------   ----------   ----------   ----------   ----------   -----------  -----------
INVESTMENT INCOME:
  Interest .........................   $   421,531   $   57,921  $    66,922  $   587,062  $   132,054   $  167,430   $   64,170
  Dividends ........................    11,393,667      802,675      828,833    1,302,223    2,449,648    2,119,155      118,531
  Foreign taxes withheld ...........            --           --           --           --       (2,621)    (191,849)      (6,031)
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
    Total investment income ........    11,815,198      860,596      895,755    1,889,285    2,579,081    2,094,736      176,670
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
EXPENSES:
  Investment advisory fee
    (Note 4) .......................     3,549,319      182,866      529,786    1,137,914      280,516      934,699       68,081
  Rule 12b-1 fee-Class A
    (Note 5) .......................         9,326          310          315          292          121          512          136
  Shareholder services fee
    (Note 4) .......................        79,404        4,697        9,786       16,803       16,594       14,354        1,360
  Administration fee (Note 4) ......       573,867       28,389       64,717      126,884      125,126      109,741        9,076
  Custodian fee (Note 4) ...........        73,571        8,197       14,893       28,310       25,631       63,128       18,020
  Directors' fees and expenses .....        30,691        1,588        3,578        6,921        6,820       5,414           463
  Audit fee ........................        31,215        1,641        3,725        7,159        7,026        5,497          492
  Legal fee ........................        14,980          771        1,737        3,360        3,311        2,628          225
  Amortization of organization
    expenses (Note 2f) .............            --        3,394        3,394        3,394        3,394        3,394        5,031
  Reports to shareholders ..........        15,540          482          928        1,795        1,769        1,404          120
  Registration fees ................       182,017       17,989       33,810       50,110       55,598       45,752       12,663
  Miscellaneous ....................        14,428        3,494        3,889       10,303       21,951       46,418        7,741
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
  Total expenses ...................     4,574,358      253,818      670,558    1,393,245      547,857    1,232,941      123,408
  Less fee waivers and expense
    reimbursements
    (Notes 4,5) ....................            --       (9,997)     (20,952)     (23,743)     (41,424)     (17,146)      (5,701)
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
    Net expenses ...................     4,574,358      243,821      649,606    1,369,502      506,433    1,215,795      117,707
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
    NET INVESTMENT INCOME ..........     7,240,840      616,775      246,149      519,783    2,072,648      878,941       58,963
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ........    95,158,144    2,728,461    6,832,984    9,632,120    3,647,135      511,200     (126,382)
    Futures contracts ..............            --           --           --           --      417,492           --           --
    Foreign currency transactions ..            --           --           --           --           --      (13,529)     (64,726)
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments ....................   (18,411,180)     568,752    4,142,193    8,437,066   12,150,974     2,845,921   1,176,426
    Futures contracts ..............            --           --           --           --      (24,550)           --          --
    Foreign currency transactions ..            --           --           --           --           --       11,569       (1,249)
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS .......    76,746,964    3,297,213   10,975,177   18,069,186   16,191,051    3,355,161      984,069
                                       -----------   ----------  -----------  -----------  -----------   ----------   ----------
INCREASE IN NET ASSETS
  FROM OPERATIONS ..................   $83,987,804   $3,913,988  $11,221,326  $18,588,969  $18,263,699   $4,234,102   $1,043,032
                                       ===========   ==========  ===========  ===========  ===========   ==========   ==========

----------
(1)  For the period 02/26/96 (commencement of operations) to 12/31/96.
(2)  For the period 04/09/96 (commencement of operations) to 12/31/96.
(3)  For the period 04/16/96 (commencement of operations) to 12/31/96.

                       See Notes to Financial Statements.

                                                                           66-67

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1996



                                                   MONEY MARKET FUNDS
                                      ------------------------------------------

                                       GOVERNMENT        MONEY       TAX-EXEMPT
                                       MONEY FUND        FUND        MONEY FUND
                                      ------------   ------------   ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income ............... $ 12,415,407   $ 40,121,421   $ 19,247,394
Net realized gain/(loss) on
  investment transactions,
  futures contracts and foreign
  currency transactions .............         (72)        (2,590)         11,969
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and foreign
  currency transactions .............           --             --             --
                                      ------------   ------------   ------------
Increase in net assets
  from operations ...................   12,415,335     40,118,831     19,259,363
                                      ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class ...............   (1,831,254)   (16,876,839)   (14,006,346)
  Class A(4) ........................  (10,584,153)   (23,255,431)    (5,241,048)
                                      ------------   ------------   ------------
Total distributions from net
  investment income .................  (12,415,407)   (40,132,270)   (19,247,394)
                                      ------------   ------------   ------------
Net realized gains on investments:
  Institutional Class ...............           --             --             --
  Class A ...........................           --             --             --
                                      ------------   ------------   ------------
Total distributions from net
  realized gains ....................           --             --             --
                                      ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ...............   18,802,992    270,581,554    176,249,984
  Class A ...........................  (58,353,363)    37,636,908      8,274,685
                                      ------------   ------------   ------------
Increase/(decrease) in net
  assets from capital share
  transactions ......................  (39,550,371)   308,218,462    184,524,669
                                      ------------   ------------   ------------
Total increase/(decrease) in
  net assets ........................  (39,550,443)   308,205,023    184,536,638

NET ASSETS:
Beginning of period .................  282,792,779    522,425,299    382,716,459

                                      ------------   ------------   ------------
End of period ....................... $243,242,336   $830,630,322   $567,253,097
                                      ============   ============   ============





                                                                  FIXED INCOME FUNDS
                                        ----------------------------------------------------------------------
                                           SHORT/                    INTERMEDIATE
                                        INTERMEDIATE      BOND        TAX-EXEMPT     TAX-EXEMPT    CONVERTIBLE
                                            FUND         FUND(3)        FUND(1)        FUND(1)        FUND
                                        ------------   -----------   ------------   ------------   -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income ...............   $ 13,706,691   $ 1,377,637   $  7,934,409   $  6,345,622   $   49,188
Net realized gain/(loss) on
  investment transactions,
  futures contracts and foreign
  currency transactions .............       (952,341)      250,406        846,717      3,668,482       74,470
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and foreign
  currency transactions .............     (3,937,487)      196,171     (3,615,528)    (5,155,162)      94,688
                                        ------------   -----------   ------------   ------------   ----------
Increase in net assets
  from operations ...................      8,816,863     1,824,214      5,165,598      4,858,942      218,346
                                        ------------   -----------   ------------   ------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class ...............    (12,576,121)   (1,376,263)    (7,932,978)    (6,345,578)          --
  Class A(4) ........................     (1,124,909)       (1,730)        (1,431)           (44)     (49,323)
                                        ------------   -----------   ------------   ------------   ----------
Total distributions from net
  investment income .................    (13,701,030)   (1,377,993)    (7,934,409)    (6,345,622)     (49,323)
                                        ------------   -----------   ------------   ------------   ----------
Net realized gains on investments:
  Institutional Class ...............             --      (139,009)      (720,399)    (3,479,679)          --
  Class A ...........................             --          (378)            --           (767)          --
                                        ------------   -----------   ------------   ------------   ----------
Total distributions from net
  realized gains ....................             --      (139,387)      (720,399)    (3,480,446)          --
                                        ------------   -----------   ------------   ------------   ----------
CAPITAL SHARE TRANSACTIONS :
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ...............    258,641,418    42,834,580    212,178,045    170,354,303           --
  Class A ...........................    (45,565,951)      131,068          1,527         38,776     (158,714)
                                        ------------   -----------   ------------   ------------   ----------
Increase/(decrease) in net
  assets from capital share
  transactions ......................    213,075,467    42,965,648    212,179,572    170,393,079     (158,714)
                                        ------------   -----------   ------------   ------------   ----------
Total increase/(decrease) in
  net assets ........................    208,191,300    43,272,482     208,690,36    165,425,953       10,309

NET ASSETS:
Beginning of period .................     51,814,058            40           100             100    1,170,688

                                        ------------   -----------   ------------   ------------   ----------
End of period .......................   $260,005,358   $43,272,522   $208,690,462   $165,426,053   $1,180,997
                                        ============   ===========   ============   ============   ==========

                       See Notes to Financial Statements.







                                                                                 EQUITY FUNDS
                                      --------------------------------------------------------------------------------------------
                                                      EQUITY
                                         EQUITY       INCOME       GROWTH       SMALL-CAP      INDEX      INTERNATIONAL  HEMISPHERE
                                          FUND        FUND(1)      FUND(1)       FUND(1)      FUND(1)        FUND(1)       FUND(2)
                                      ------------  -----------  -----------  ------------  ------------  -------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income ............... $  7,240,840  $   616,775  $   246,149  $    519,783  $  2,072,648  $    878,941  $    58,963
Net realized gain/(loss) on
  investment transactions,
  futures contracts and foreign
  currency transactions .............   95,158,144    2,728,461    6,832,984     9,632,120     4,064,627       497,671     (191,108)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and foreign
  currency transactions .............  (18,411,180)     568,752    4,142,193     8,437,066    12,126,424     2,857,490    1,175,177
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
Increase in net assets
  from operations ...................   83,987,804    3,913,988   11,221,326    18,588,969    18,263,699     4,234,102    1,043,032
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class ...............   (6,952,962)    (611,754)    (249,564)     (521,897)   (2,071,983)     (857,914)          --
  Class A(4) ........................     (294,553)      (3,860)        (492)         (612)       (1,087)       (1,643)          --
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
Total distributions from net
  investment income .................   (7,247,515)    (615,614)    (250,056)     (522,509)   (2,073,070)     (859,557)          --
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
Net realized gains on investments:
  Institutional Class ...............     (754,414)  (2,299,750)  (4,338,062)   (6,804,684)   (2,672,444)     (475,914)          --
  Class A ...........................  (60,143,772)     (20,638)     (21,411)      (19,522)       (2,645)       (2,596)          --
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
Total distributions from net
  realized gains ....................  (60,898,186)  (2,320,388)  (4,359,473)   (6,824,206)   (2,675,089)     (478,510)          --
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
CAPITAL SHARE TRANSACTIONS :
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ...............  557,058,547   30,791,846   69,917,221   139,069,249   130,446,451   106,861,336   10,000,000
  Class A ...........................  (57,964,695)     189,249      383,809       436,806       141,909       586,985      126,143
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions ......................  499,093,852   30,981,095   70,301,030   139,506,055   130,588,360   107,448,321   10,126,143
                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
Total increase/(decrease) in
  net assets ........................  514,935,955   31,959,081   76,912,827   150,748,309   144,103,900   110,344,356   11,169,175

NET ASSETS:
Beginning of period .................   61,256,077       99,050          130           200           200           200           20

                                      ------------  -----------  -----------  ------------  ------------  ------------  -----------
End of period ....................... $576,192,032  $32,058,131  $76,912,957  $150,748,509  $144,104,100  $110,344,556  $11,169,195
                                      ============  ===========  ===========  ============  ============  ============  ===========

-------------
(1) For the period 02/26/96 (commencement of operations) to 12/31/96.
(2) For the period 04/09/96 (commencement of operations) to 12/31/96.
(3) For the period 04/16/96 (commencement of operations) to 12/31/96.
(4) Shares of Convertible Fund are not designated as Class A shares.

                       See Notes to Financial Statements.

                                                                           68-69

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            TAX-EXEMPT        SHORT/
                                            GOVERNMENT        MONEY           MONEY        INTERMEDIATE   CONVERTIBLE      EQUITY
                                            MONEY FUND         FUND            FUND            FUND           FUND          FUND
                                           ------------    ------------    ------------    ------------   -----------   -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income..................... $ 16,350,982    $ 35,155,654    $ 14,426,474    $ 2,765,514    $   74,101    $   916,856
Net realized gain/(loss) on investment
  transactions............................           --          11,705            (968)       835,603        (2,487)     4,873,879
Net change in unrealized appreciation
  on investments..........................           --              --              --      2,423,206       159,092     10,034,375
                                           ------------    ------------    ------------    -----------    ----------    -----------
Increase in net assets from operations....   16,350,982      35,167,359      14,425,506      6,024,323       230,706     15,825,110
                                           ------------    ------------    ------------    -----------    ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
    Institutional Class...................   (1,525,847)     (6,754,027)     (9,438,847)            --            --             --
    Class A(1)............................  (14,825,135)    (28,401,627)     (4,987,627)    (2,736,934)     (112,506)      (926,271)
Realized net gain on investments..........           --              --              --             --            --     (4,885,308)
                                           ------------    ------------    ------------    -----------    ----------    -----------
Total distributions.......................  (16,350,982)    (35,155,654)    (14,426,474)    (2,736,934)     (112,506)    (5,811,579)
                                           ------------    ------------    ------------    -----------    ----------    -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from
  capital share transactions in:
    Institutional Class...................    8,749,235      66,847,015     (24,954,287)            --            --             --
    Class A(1)............................   34,807,179    (106,789,241)     47,071,146      4,194,142      (363,477)    12,322,500
                                           ------------    ------------    ------------    -----------    ----------    -----------
Increase/(decrease) in net assets from
  capital share transactions..............   43,556,414     (39,942,226)     22,116,859      4,194,142      (363,477)    12,322,500
                                           ------------    ------------    ------------    -----------    ----------    -----------
Total increase/(decrease) in net assets...   43,556,414     (39,930,521)     22,115,891      7,481,531      (245,277)    22,336,031
                                           ------------    ------------    ------------    -----------    ----------    -----------
NET ASSETS:
Beginning of year.........................  239,236,365     562,355,820     360,600,568     44,332,527     1,415,965     38,920,046
                                           ------------    ------------    ------------    -----------    ----------    -----------
End of year............................... $282,792,779    $522,425,299    $382,716,459    $51,814,058    $1,170,688    $61,256,077
                                           ============    ============    ============    ===========    ==========    ===========

--------------
(1)  Shares of Convertible Fund are not designated as Class A shares.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY
                     FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                      FIXED INCOME FUNDS
                                      --------------------------------------------------------------------------------
                                          SHORT/                         INTERMEDIATE
                                       INTERMEDIATE         BOND          TAX-EXEMPT      TAX-EXEMPT       CONVERTIBLE
                                           FUND            FUND(2)          FUND(1)         FUND(1)           FUND
                                      -------------    -------------    -------------    -------------    -------------
AMOUNT
------

INSTITUTIONAL CLASS:
Sold ..............................   $ 315,836,583    $  43,202,747    $ 255,651,844    $ 190,808,486               --
Issued as reinvestment of dividends       1,181,698          102,573            8,778           21,152               --
Redeemed ..........................     (58,376,863)        (470,740)     (43,482,577)     (20,475,335)              --
                                      -------------    -------------    -------------    -------------    -------------
Net Increase/(decrease) ...........   $ 258,641,418    $  42,834,580    $ 212,178,045    $ 170,354,303               --
                                      =============    =============    =============    =============    =============
CLASS A:(3)
Sold ..............................   $  11,894,136    $     222,006    $     179,000    $      38,000    $     136,902
Issued as reinvestment of dividends         637,887            1,569               --              776           31,632
Redeemed ..........................     (58,097,974)         (92,507)        (177,473)              --         (327,248)
                                      -------------    -------------    -------------    -------------    -------------
Net Increase/(decrease) ...........   $ (45,565,951)   $     131,068    $       1,527    $      38,776    $    (158,714)
                                      =============    =============    =============    =============    =============



=======================================================================================================================
SHARES
------

INSTITUTIONAL CLASS:
Sold ..............................      30,880,397        4,319,806       23,864,232       18,118,214               --
Issued as reinvestment of dividends         117,417           10,179              828            2,055               --
Redeemed ..........................      (5,793,296)         (46,602)      (4,139,865)      (1,987,182)              --
                                      -------------    -------------    -------------    -------------    -------------
Net Increase/(decrease) ...........      25,204,518        4,283,383       19,725,195       16,133,087               --
                                      =============    =============    =============    =============    =============
CLASS A:(3)
Sold ..............................       1,167,686           21,973           16,967            3,639           13,417
Issued as reinvestment of dividends          62,690              156               --               75            3,160
Redeemed ..........................      (5,787,240)          (9,202)         (16,967)              --          (32,229)
                                      -------------    -------------    -------------    -------------    -------------
Net Increase/(decrease) ...........      (4,556,864)          12,927               --            3,714          (15,652)
                                      =============    =============    =============    =============    =============

-----------
(1)  For the Period 02/26/96 (commencement of operations) to 12/31/96.
(2)  For the Period 04/16/96 (commencement of operations) to 12/31/96.
(3)  Shares of Convertible Fund are not designated as Class A shares.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)
                     FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                   EQUITY FUNDS
                             ---------------------------------------------------------------------------------------------
                                             EQUITY
                                EQUITY       INCOME       GROWTH      SMALL CAP       INDEX      INTERNATIONAL  HEMISPHERE
                                 FUND        FUND(1)      FUND(1)       FUND(1)       FUND(1)       FUND(1)       FUND(2)
                             ------------  -----------  -----------  ------------  ------------  ------------- -----------
AMOUNT
------

INSTITUTIONAL CLASS:
Sold ......................  $629,627,359  $33,736,818 $72,754,630  $147,029,490   $142,845,246  $123,388,071  $10,000,000
Issued as reinvestment of
  dividends ...............     6,744,978      137,826     186,112       854,418         18,093        52,160           --
Redeemed ..................   (79,313,790)  (3,082,798) (3,023,521)   (8,814,659)   (12,416,888)  (16,578,895)          --
                             ------------  -----------  -----------  ------------  ------------  ------------  -----------
Net Increase/(decrease) ...  $557,058,547  $30,791,846  $69,917,221  $139,069,249  $130,446,451  $106,861,336  $10,000,000
                             ============  ===========  ===========  ============  ============  ============  ===========
CLASS A:
Sold ......................  $ 18,931,677   $  174,475  $   363,832  $    423,415  $    140,207  $    583,595   $  126,143
Issued as reinvestment of
  dividends ...............     4,041,336       15,196       21,898        17,777         3,612         3,390           --
Redeemed ..................   (80,937,708)        (422)      (1,921)       (4,386)       (1,910)           --           --
                             ------------  -----------  -----------  ------------  ------------  ------------  -----------
Net Increase/(decrease) ...  $(57,964,695) $   189,249  $   383,809  $    436,806  $    141,909  $    586,985  $   126,143
                             ============  ===========  ===========  ============  ============  ============  ===========



==========================================================================================================================
SHARES
------

INSTITUTIONAL CLASS:
Sold ......................    41,238,231    2,529,504    4,258,723    10,230,022     8,512,544     8,037,422    1,000,000
Issued as reinvestment of
  dividends ...............       430,491        9,907        9,805        55,551         1,010       149,248           --
Redeemed ..................    (5,063,358)    (226,133)    (175,213)     (600,090)     (723,332)   (1,086,874)          --
                             ------------  -----------  -----------  ------------  ------------  ------------  -----------
Net Increase /(decrease) ..    36,605,364    2,313,278    4,093,315     9,685,483     7,790,222     7,099,796    1,000,000
                             ============  ===========  ===========  ============  ============  ============  ===========
CLASS A:
Sold ......................     1,274,610       13,218       20,199        27,633         8,047        38,413       12,289
Issued as reinvestment of
  dividends ...............       283,639        1,094        1,154         1,156           194           221           --
Redeemed ..................    (5,435,092)         (30)        (114)         (286)         (117)           --           --
                             ------------  -----------  -----------  ------------  ------------  ------------  -----------
Net Increase/(decrease) ...    (3,876,843)      14,282       21,239        28,503         8,124        38,634       12,289
                             ============  ===========  ===========  ============  ============  ============  ===========

------------
(1) For the Period 02/26/96 (commencement of operations) to 12/31/96.
(2) For the Period 04/09/96 (commencement of operations) to 12/31/96.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.


                                                                    MONEY MARKET FUNDS
                             ------------------------------------------------------------------------------------------------------
                                   GOVERNMENT MONEY FUND                   MONEY FUND                     TAX-EXEMPT MONEY FUND
                             ---------------------------------   ---------------------------------    -----------------------------
                                   YEAR             YEAR             YEAR               YEAR             YEAR            YEAR
                                   ENDED            ENDED            ENDED              ENDED            ENDED           ENDED
                                 12/31/96         12/31/95          12/31/96           12/31/95         12/31/96        12/31/95
                             ---------------   ---------------   ---------------   ---------------    -------------   -------------
INSTITUTIONAL CLASS:
Sold ......................  $   232,771,120   $   131,707,872   $   993,846,629   $   582,600,924    $ 902,032,719   $ 557,879,624
Issued as reinvestment of
  dividends ...............           10,764                --           282,379                --            2,813              --
Redeemed ..................     (213,978,892)     (122,958,637)     (723,547,454)     (515,753,909)    (725,785,548)   (582,833,911)
                             ---------------   ---------------   ---------------   ---------------    -------------   -------------
Net Increase/(decrease) ...  $    18,802,992   $     8,749,235   $   270,581,554   $    66,847,015    $ 176,249,984   $ (24,954,287)
                             ===============   ===============   ===============   ===============    =============   =============
CLASS A :
Sold ......................  $ 1,159,556,974   $ 1,616,444,970   $ 2,226,243,194   $ 2,220,465,314    $ 453,682,137   $ 375,279,584
Issued as reinvestment of
  dividends ...............        4,846,048         3,971,290        12,457,401         6,557,546        3,504,283       3,268,939
Redeemed ..................   (1,222,756,385)   (1,585,609,081)   (2,201,063,687)   (2,333,812,101)    (448,911,735)   (331,477,377)
                             ---------------   ---------------   ---------------   ---------------    -------------   -------------
Net Increase/(decrease) ...  $   (58,353,363)  $    34,807,179   $    37,636,908   $  (106,789,241)   $   8,274,685   $  47,071,146
                             ===============   ===============   ===============   ===============    =============   =============



================================================================================
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                   CONVERTIBLE FUND                 EQUITY FUND                SHORT/INTERMEDIATE FUND
                                 --------------------         ------------------------        ------------------------
                                  SHARES     DOLLARS            SHARES      DOLLARS             SHARES      DOLLARS
                                 -------    ---------         ----------  ------------        ----------  ------------
Sold ..........................   13,659    $ 127,741          2,589,189  $ 34,629,202         1,490,117  $ 15,074,161
Issued as reinvestment of
  dividends ...................    4,101       38,901             16,147       215,680           135,887     1,372,471
Redeemed ......................  (55,971)    (530,119)        (1,678,367)  (22,522,382)       (1,219,880)  (12,252,490)
                                 -------    ---------         ----------  ------------        ----------  ------------
Net Increase/(decrease) .......  (38,211)   $(363,477)           926,969  $ 12,322,500           406,124  $  4,194,142
                                 =======    =========         ==========  ============        ==========  ============

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           INSTITUTIONAL CLASS                              CLASS A
                                    --------------------------------  --------------------------------------------------------
                                     YEAR       YEAR        PERIOD      YEAR        YEAR       YEAR        YEAR        YEAR
                                     ENDED      ENDED        ENDED      ENDED       ENDED      ENDED       ENDED       ENDED
GOVERNMENT MONEY FUND               12/31/96   12/31/95   12/31/94(4) 12/31/96    12/31/95   12/31/94     12/31/93    12/31/92
                                    --------   --------   ----------  --------    --------   --------     --------    --------
Net Asset Value, Beginning of
  Period ..........................  $  1.00    $  1.00     $ 1.00    $   1.00    $   1.00    $  1.00     $   1.00    $   1.00
                                     -------    -------     ------    --------    --------    -------     --------    --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income .............    0.051      0.056      0.028       0.049       0.054      0.037        0.026       0.033
                                     -------    -------     ------    --------    --------    -------     --------    --------
Total from Investment
  Operations ......................    0.051      0.056      0.028       0.049       0.054      0.037        0.026       0.033
                                     -------    -------     ------    --------    --------    -------     --------    --------
LESS DISTRIBUTIONS:
Net Investment Income .............   (0.051)    (0.056)    (0.028)     (0.049)     (0.054)    (0.037)      (0.026)     (0.033)
                                     -------    -------     ------    --------    --------    -------     --------    --------
Total Distributions ...............   (0.051)    (0.056)    (0.028)     (0.049)     (0.054)    (0.037)      (0.026)     (0.033)
                                     -------    -------     ------    --------    --------    -------     --------    --------
Net Asset Value, End of Period ....  $  1.00    $  1.00     $ 1.00    $   1.00    $   1.00    $  1.00     $   1.00    $   1.00
                                     =======    =======     ======    ========    ========    =======     ========    ========
TOTAL RETURN                            5.24%      5.79%      2.82%(3)    5.00%       5.51%      3.72%        2.62%       3.42%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ...  $37,169    $18,367     $9,617    $206,073    $264,426    $229,619    $263,909    $140,134
Ratios of Expenses to
  Average Net Assets(1) ...........     0.31%      0.31%      0.29%(2)    0.54%       0.57%       0.60%       0.61%       0.66%
Ratio of Net Investment Income to
  Average Net Assets ..............     5.12%      5.62%      4.52%(2)    4.89%       5.36%       3.62%       2.57%       3.34%

----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, and the period ended December 31, 1994 for the Institutional Class shares would have been 0.32%, 0.32% and 0.31% (annualized), respectively, and for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 for the Class A shares would have been 0.67% , 0.67%, 0.66%, 0.70%, and 0.70%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Commenced operations on May 16, 1994.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           INSTITUTIONAL CLASS                              CLASS A
                                    --------------------------------   ----------------------------------------------------
                                     YEAR       YEAR        PERIOD       YEAR      YEAR       YEAR      YEAR        YEAR
                                     ENDED      ENDED        ENDED       ENDED     ENDED      ENDED     ENDED       ENDED
MONEY FUND                          12/31/96   12/31/95   12/31/94(4)  12/31/96  12/31/95   12/31/94   12/31/93    12/31/92
                                    --------   --------   ----------   --------  --------   --------   --------    --------
Net Asset Value, Beginning of
  Period .........................  $   1.00    $  1.00     $  1.00    $   1.00  $   1.00   $   1.00   $   1.00   $   1.00
                                    --------    -------     -------    --------  --------   --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ............     0.052      0.057       0.039       0.050     0.054      0.037      0.027      0.034
                                    --------    -------     -------    --------  --------   --------   --------   --------
Total from Investment
  Operations .....................     0.052      0.057       0.039       0.050     0.054      0.037      0.027      0.034
                                    --------    -------     -------    --------  --------   --------   --------   --------
LESS DISTRIBUTIONS:
Net Investment Income ............    (0.052)    (0.057)     (0.039)     (0.050)   (0.054)    (0.037)    (0.027)    (0.034)
                                    --------    -------     -------    --------  --------   --------   --------   --------
Total Distributions ..............    (0.052)    (0.057)     (0.039)     (0.050)   (0.054)    (0.037)    (0.027)    (0.034)
                                    --------    -------     -------    --------  --------   --------   --------   --------
Net Asset Value,
  End of Period ..................  $   1.00    $  1.00     $  1.00    $   1.00  $   1.00   $   1.00   $   1.00   $   1.00
                                    ========    =======     =======    ========  ========   ========   ========   ========
TOTAL RETURN .....................      5.38%      5.86%       4.08%(3)    5.11%     5.58%      3.79%      2.69%      3.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ..  $369,417    $98,837     $31,990    $461,213  $423,588   $530,366   $348,984   $383,280
Ratios of Expenses to
  Average Net Assets(1) ..........      0.27%      0.29%       0.29%(2)    0.52%     0.56%      0.55%      0.57%      0.60%
Ratio of Net Investment Income to
  Average Net Assets .............      5.23%      5.69%       4.79%(2)    5.00%     5.42%      3.79%      2.66%      3.34%

----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994 for the Institutional Class shares would have been 0.28%, 0.30% and 0.30% (annualized), respectively, and for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 for the Class A shares would have been 0.63%, 0.65%, 0.65%, 0.72% and 0.73% , respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Commenced operations on January 5, 1994.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           INSTITUTIONAL CLASS                              CLASS A
                                    --------------------------------    ---------------------------------------------------
                                     YEAR       YEAR        PERIOD        YEAR       YEAR      YEAR      YEAR       YEAR
                                     ENDED      ENDED        ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
TAX-EXEMPT MONEY FUND               12/31/96   12/31/95   12/31/94(4)   12/31/96   12/31/95  12/31/94   12/31/93   12/31/92
                                    --------   --------   ----------    --------   --------  --------   --------   --------
Net Asset Value, Beginning of
  Period .........................  $   1.00   $   1.00    $   1.00     $   1.00   $   1.00  $   1.00   $   1.00   $   1.00
                                    --------   --------    --------     --------   --------  --------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income ............     0.031      0.035       0.025        0.029      0.033     0.023      0.020      0.025
                                    --------   --------    --------     --------   --------  --------   --------   --------
Total from Investment Operations .     0.031      0.035       0.025        0.029      0.033     0.023      0.020      0.025
                                    --------   --------    --------     --------   --------  --------   --------   --------
LESS DISTRIBUTIONS:
Net Investment Income ............    (0.031)    (0.035)     (0.025)      (0.029)    (0.033)   (0.023)    (0.020)    (0.025)
                                    --------   --------    --------     --------   --------  --------   --------   --------
Total Distributions ..............    (0.031)    (0.035)     (0.025)      (0.029)    (0.033)   (0.023)    (0.020)    (0.025)
                                    --------   --------    --------     --------   --------  --------   --------   --------
Net Asset Value, End of Period ...  $   1.00   $   1.00    $   1.00     $   1.00   $   1.00  $   1.00   $   1.00   $   1.00
                                    ========   ========    ========     ========   ========  ========   ========   ========
TOTAL RETURN .....................      3.19%      3.60%       2.56%(3)     2.94%      3.31%     2.30%      1.99%      2.54%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ..  $388,404   $212,146    $237,100     $178,849   $170,570  $123,501   $168,440   $152,821
Ratios of Expenses to Average
Net Assets(1) ....................      0.29%      0.29%       0.28%(2)     0.53%      0.56%     0.54%      0.54%      0.62%
Ratio of Net Investment Income to
Average Net Assets ...............      3.14%      3.52%       2.99%(2)     2.89%      3.25%     2.20%      1.97%      2.50%


-----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996 and 1995, and the period ended December 31, 1994 for the Institutional Class shares would have been 0.29%, 0.29% and 0.30% (annualized), respectively, and for the years ended December 31, 1996, 1995, 1994, 1993, and 1992 for the Class A shares would have been 0.64%, 0.65%, 0.65%, 0.71%, and 0.73%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Commenced operations on January 5, 1994.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                   INSTITUTIONAL CLASS                              CLASS A
                                   -------------------   -------------------------------------------------------------
                                      FOR THE PERIOD        YEAR         YEAR         YEAR          YEAR         YEAR
                                       02/26/96(5)         ENDED        ENDED        ENDED         ENDED        ENDED
SHORT/INTERMEDIATE FUND                TO 12/31/96       12/31/96     12/31/95     12/31/94      12/31/93     12/31/92
                                   -------------------   --------    ---------    ---------     ---------    ---------
Net Asset Value, Beginning of
  Period ..........................     $  10.30          $10.38      $  9.66      $ 10.34       $ 10.22      $ 10.57
                                        --------          ------      -------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............        0.517           0.594        0.588        0.559         0.563        0.630
Net Realized and Unrealized
  Gain/(Loss) on Investments ......       (0.160)         (0.247)       0.720       (0.694)        0.435       (0.087)
                                        --------          ------      -------      -------       -------      -------
Total from Investment Operations ..        0.357           0.347        1.308       (0.135)        0.998        0.543
                                        --------          ------      -------      -------       -------      -------
LESS DISTRIBUTIONS:
Net Investment Income .............       (0.517)         (0.587)      (0.588)      (0.545)       (0.564)      (0.631)
Net Realized Gains ................        0.000           0.000        0.000        0.000        (0.314)      (0.262)
                                        --------          ------      -------      -------       -------      -------
Total Distributions ...............       (0.517)         (0.587)      (0.588)      (0.545)       (0.878)      (0.893)
                                        --------          ------      -------      -------       -------      -------
Net Asset Value, End of Period ....     $  10.14          $10.14      $ 10.38      $  9.66       $ 10.34      $ 10.22
                                        ========          ======      =======      =======       =======      =======
TOTAL RETURN(4) ...................         3.61%(3)        3.51%       13.88%       (1.29)%        9.91%        5.28%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ...     $255,573          $4,432      $51,814      $44,333       $74,057      $71,848
Ratios of Expenses to Average
  Net Assets(1) ...................         0.60%(2)        0.62%        0.60%        0.60%         0.60%        0.60%
Ratio of Net Investment Income to
  Average Net Assets ..............         6.06%(2)        5.59%        5.91%        5.29%         5.32%        6.07%
Portfolio Turnover Rate ...........       186.02%         186.02%      194.94%      140.99%       215.07%      133.78%

------------
(1) Without the voluntary waiver of fees, the expense ratios for the period ended December 31, 1996 for the Institutional Class shares would have been 0.90% (annualized) and for the years ended December 31, 1996, 1995, 1994, 1993, and 1992 for the Class A shares would have been 0.92%, 0.96%, 0.92%, 0.94%, and 0.93%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Sales load is not reflected in total return.
(5)  Date commenced operations.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                            INTERMEDIATE
                                               BOND FUND                   TAX-EXEMPT FUND                  TAX-EXEMPT FUND
                                    ------------------------------  ------------------------------  ------------------------------
                                    INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                                        CLASS          CLASS A          CLASS          CLASS A          CLASS          CLASS A
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                    FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD
                                      04/16/96(5)     04/22/96(5)     02/26/96(5)     03/13/96(5)     02/26/96(5)     10/2/96(5)
                                      TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net Asset Value, Beginning of
  Period .............................  $ 10.00         $ 9.99         $  10.74         $ 10.55        $  10.56          $10.33
                                        -------         -------        --------         -------        --------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................    0.425          0.402            0.381           0.084           0.402           0.105
Net Realized and Unrealized Gain/
  (Loss) on Investments ..............    0.103          0.113           (0.124)          0.066          (0.094)          0.136
                                        -------         -------        --------         -------        --------          ------
Total from Investment Operations .....    0.528          0.515            0.257           0.150           0.308           0.241
                                        -------         -------        --------         -------        --------          ------
LESS DISTRIBUTIONS:
Net Investment Income ................   (0.425)        (0.402)          (0.381)         (0.084)         (0.402)         (0.105)
Net Realized Gains ...................   (0.033)        (0.033)          (0.036)         (0.036)         (0.216)         (0.216)
                                        -------         -------        --------         -------        --------          ------
Total Distributions ..................   (0.458)        (0.435)          (0.417)         (0.120)         (0.618)         (0.321)
                                        -------         -------        --------         -------        --------          ------
Net Asset Value, End of Period .......  $ 10.07         $ 10.07        $  10.58         $ 10.58        $  10.25          $10.25
                                        =======         =======        ========         =======        ========          ======
TOTAL RETURN(3)(4) ...................     5.40%           5.27%           2.49%           1.44%           3.04%           2.34%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ......  $43,142         $   130        $208,690              --        $165,388          $   38
Ratios of Expenses to Average
  Net Assets(1)(2) ...................     0.60%           0.85%           0.79%           1.04%           0.80%           1.05%
Ratio of Net Investment Income to
  Average Net Assets(2) ..............     6.03%           5.87%           4.28%           4.33%           4.60%           4.35%
Portfolio Turnover Rate ..............   116.02%         116.02%          57.23%          57.23%          61.60%          61.60%

-----------
(1) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the Institutional Class shares of the Bond Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Fund would have been 0.98%, 0.82% and 0.81%, respectively, and for the Class A shares of the Bond Fund, Intermediate Tax-Exempt Fund, and Tax-Exempt Fund would have been 1.23%, 1.07%, and 1.06% respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Sales load is not reflected in total return.
(5)  Date commenced operations.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         CONVERTIBLE FUND
                                                 --------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                                 12/31/96       12/31/95       12/31/94       12/31/93       12/31/92
                                                 --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period ..........   $  9.52        $  8.78        $  9.84        $  9.16        $  8.41
                                                  -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................     0.445          0.621          0.669          0.538          0.487
Net Realized and Unrealized Gain/(Loss) on
  Investments .................................     1.481          0.975         (1.049)         0.680          0.783
                                                  -------        -------        -------        -------        -------
Total from Investment Operations ..............     1.926          1.596         (0.380)         1.218          1.270
                                                  -------        -------        -------        -------        -------
LESS DISTRIBUTIONS:
Net Investment Income .........................    (0.446)        (0.856)        (0.680)        (0.538)        (0.520)
                                                  -------        -------        -------        -------        -------
Total Distributions ...........................    (0.446)        (0.856)        (0.680)        (0.538)        (0.520)
                                                  -------        -------        -------        -------        -------
Net Asset Value, End of Period ................   $ 11.00        $  9.52        $  8.78        $  9.84        $  9.16
                                                  =======        =======        =======        =======        =======
TOTAL RETURN(2) ...............................     20.62%         18.52%         (4.01)%        13.50%         15.40%


RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ...............   $ 1,181        $ 1,171        $ 1,416        $ 6,064        $ 7,354
Ratios of Expenses to Average Net Assets(1) ...      0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of Net Investment Income to
  Average Net Assets ..........................      4.28%          5.68%          5.21%          5.16%          5.83%
Portfolio Turnover Rate .......................     38.73%         35.59%         31.63%         81.04%         21.27%
Average Commission Rate(3) ....................   $ 0.059             --             --             --             --

-------------
(1) Without the voluntary waiver of fees and expense reimbursements, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, and 1992 would have been 1.97%, 2.58%, 1.26%, 1.20%, and 1.26%, respectively.
(2)  Sales load is not reflected in total return.
(3) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                   INSTITUTIONAL CLASS                              CLASS A
                                   -------------------   -------------------------------------------------------------
                                      FOR THE PERIOD        YEAR         YEAR         YEAR          YEAR         YEAR
                                       02/26/96(5)         ENDED        ENDED        ENDED         ENDED        ENDED
EQUITY FUND                            TO 12/31/96       12/31/96     12/31/95     12/31/94      12/31/93     12/31/92
                                   -------------------   --------    ---------    ---------     ---------    ---------
Net Asset Value, Beginning
   of Period ......................     $  15.30          $ 13.99      $ 11.28      $ 12.86       $ 11.57      $ 12.08
                                        --------          -------      -------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............        0.189            0.451        0.229        0.263         0.197        0.267
Net Realized and Unrealized Gain/
  (Loss) on Investments ...........        1.898            2.926        3.827       (0.514)        1.904        0.703
                                        --------          -------      -------      -------       -------      -------
Total from Investment Operations ..        2.087            3.377        4.056       (0.251)        2.101        0.970
                                        --------          -------      -------      -------       -------      -------
LESS DISTRIBUTIONS:
Net Investment Income .............       (0.193)          (0.173)      (0.232)      (0.263)       (0.204)      (0.290)
Net Realized Gains ................       (1.664)          (1.664)      (1.114)      (1.066)       (0.607)      (1.190)
                                        --------          -------      -------      -------       -------      -------
Total Distributions ...............       (1.857)          (1.837)      (1.346)      (1.329)       (0.811)      (1.480)
                                        --------          -------      -------      -------       -------      -------
Net Asset Value, End of Period ....     $  15.53          $ 15.53      $ 13.99      $ 11.28       $ 12.86      $ 11.57
                                        ========          =======      =======      =======       =======      =======
TOTAL RETURN(4) ...................        13.66%(3)        24.15%       36.26%       (2.05)%       18.23%        8.19%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ...     $568,400          $ 7,792      $61,256      $38,920       $47,241      $31,809
Ratios of Expenses to Average
  Net Assets(1) ...................         0.90%(2)         0.94%        0.96%        0.90%         0.93%        0.96%
Ratio of Net Investment Income to
  Average Net Assets ..............         1.43%(2)         1.47%        1.75%        1.94%         1.59%        2.16%
Portfolio Turnover Rate ...........        75.20%           75.20%       75.93%       87.83%        57.31%       63.79%
Average Commission Rate(6) ........     $  0.056          $ 0.056           --           --            --           --

-----------
(1) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993 and 1992 for the Class A shares would have been 0.97%, 0.92%, 0.96% and 0.98% respectively.
(2)  Annualized.
(3)  Total returns for periods of less than one year are not annualized.
(4)  Sales load is not reflected in total return.
(5)  Date commenced operations.
(6) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         EQITY INCOME FUND                   GROWTH FUND                    SMALL-CAP FUND
                                    ------------------------------  ------------------------------  ------------------------------
                                    INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                                        CLASS          CLASS A          CLASS          CLASS A          CLASS          CLASS A
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                    FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD
                                      04/26/96(6)     04/18/96(6)     02/26/96(6)     04/19/96(6)     02/26/96(6)     04/19/96(6)
                                      TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net Asset Value, Beginning
   of Period .......................    $ 13.34         $ 13.02        $  17.01         $ 16.49        $  14.24         $ 14.25
                                        -------         -------        --------         -------        --------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............      0.270           0.179           0.062           0.030           0.057           0.032
Net Realized and Unrealized Gain
  on Investments ...................      1.387           1.732           2.746           3.273           1.998           1.996
                                        -------         -------        --------         -------        --------          ------
Total from Investment Operations ...      1.657           1.911           2.808           3.303           2.055           2.028
                                        -------         -------        --------         -------        --------          ------
LESS DISTRIBUTIONS:
Net Investment Income ..............     (0.269)         (0.213)         (0.063)         (0.038)         (0.057)         (0.050)
Net Realized Gains .................     (0.998)         (0.998)         (1.065)         (1.065)         (0.718)         (0.718)
                                        -------         -------        --------         -------        --------          ------
Total Distributions ................     (1.267)         (1.211)         (1.128)         (1.103)         (0.775)         (0.768)
                                        -------         -------        --------         -------        --------          ------
Net Asset Value, End of Period .....    $ 13.73         $ 13.72         $ 18.69         $ 18.69        $  15.52          $ 5.51
                                        =======         =======        ========         =======        ========          ======
TOTAL RETURN(3)(4) .................      12.46%          14.67%          16.43%          19.95%          14.49%          14.29%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ....    $31,760         $   298        $ 76,516         $   397        $150,306          $  443
Ratios of Expenses to Average
  Net Assets(1)(2) .................       0.93%           1.18%           1.10%           1.35%           1.20%           1.45%
Ratio of Net Investment Income to
  Average Net Assets(2) ............       2.36%           2.11%           0.42%           0.17%           0.46%           0.10%
Portfolio Turnover Rate ............      52.77%          52.77%          35.36%          35.36%          46.13%          46.13%
Average Commission Rate(5) .........    $ 0.059         $ 0.059         $ 0.058         $ 0.058        $  0.058         $ 0.058

-------------
(1) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the Institutional Class shares of the Equity Income Fund, Growth Fund and Small-Cap Fund, would have been 0.97%, 1.14% and 1.22% respectively, and for the Class A shares of the Equity Income Fund, Growth Fund and Small-Cap Fund would have been 1.19%, 1.39% and 1.47%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Sales load is not reflected in total return.
(5) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(6)  Date commenced operations.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             INDEX FUND                   INTERNATIONAL FUND                HEMISPHERE FUND
                                    ------------------------------  ------------------------------  ------------------------------
                                    INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
                                        CLASS          CLASS A          CLASS          CLASS A          CLASS          CLASS A
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                    FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD  FOR THE PERIOD
                                      02/26/96(6)     04/19/96(6)     02/26/96(6)     03/13/96(6)     04/09/96(6)     04/11/96(6)
                                      TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96     TO 12/31/96
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net Asset Value, Beginning
   of Period........................    $  16.72         $ 16.35        $  15.04         $ 14.69        $ 10.00         $10.00
                                        --------         -------        --------         -------        -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............       0.268           0.188           0.128           0.091          0.059          0.018
Net Realized and Unrealized Gain
  on Investments....................       2.104           2.511           0.485           0.860          0.971          0.992
                                        --------         -------        --------         -------        -------         ------
Total from Investment Operations....       2.372           2.699           0.613           0.951          1.030          1.010
                                        --------         -------        --------         -------        -------         ------
LESS DISTRIBUTIONS:
Net Investment Income...............      (0.268)         (0.225)         (0.125)         (0.113)            --             --
Net Realized Gains..................      (0.344)         (0.344)         (0.068)         (0.068)            --             --
                                        --------         -------        --------         -------        -------         ------
Total Distributions.................      (0.612)         (0.569)         (0.193)         (0.181)         0.000          0.000
                                        --------         -------        --------         -------        -------         ------
Net Asset Value, End of Period......    $  18.48         $ 18.48        $  15.46         $ 15.46        $ 11.03         $11.01
                                        ========         =======        ========         =======        =======         ======
TOTAL RETURN(3)(4)..................       14.26%          16.56%           4.08%           6.48%         10.30%         10.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000).....    $143,954         $   150        $109,747         $   597        $11,034         $  135
Ratios of Expenses to Average
  Net Assets(1)(2)..................        0.45%           0.70%           1.36%           1.61%          1.55%          1.80%
Ratio of Net Investment Income to
  Average Net Assets(2).............        1.85%           1.60%           0.99%           0.35%          0.78%          0.53%
Portfolio Turnover Rate.............        4.71%           4.71%           6.72%           6.72%         33.15%         33.15%
Average Commission Rate(5)..........    $  0.038         $ 0.038        $  0.020         $ 0.020        $ 0.024         $0.024

------------
(1) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the Institutional Shares of the Index Fund, International Fund and Hemisphere Fund would have been 0.49%,1.38% and 1.63%, respectively and for the Class A shares of the Index Fund, International Fund and Hemisphere Fund would have been 0.74%, 1.63% and 1.88%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Sales load is not reflected in total return.
(5) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(6)  Date commenced operations.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


1.   ORGANIZATION

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company") was incorporated in Maryland on September 16, 1987 as an open-end diversified management investment company and currently offers seven investment portfolios. Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995 as an open-end diversified management investment company and is registered with twelve investment portfolios. On February 9, 1996, Funds Distributor, Inc. deposited $100,000 amongst certain portfolios of the Trust against issue of initial shares of each Class of shares of the respective portfolios of the Trust. The portfolios of the Company and the Trust (each a "Fund" and collectively, the "Funds") are as follows:

        COMPANY:
        EQUITY FUNDS:
        Harris Insight Equity Fund ("Equity Fund")
        Harris Insight Hemisphere Free Trade Fund ("Hemisphere Fund")

        FIXED INCOME FUNDS:
        Harris Insight Convertible Fund ("Convertible Fund")
        Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Fund", formerly named the Harris Insight Managed Fixed Income Fund)

        MONEY MARKET FUNDS:
        Harris Insight Government Money Market Fund ("Government Money Fund",
           formerly named the Harris Insight Government Assets Fund)
        Harris Insight Money Market Fund ("Money Fund",
           formerly named the Harris Insight Cash Management Fund)
        Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Fund", formerly named the Harris Insight Tax-Free Money Market Fund)

        TRUST:
        EQUITY FUNDS:
        Harris Insight Equity Income Fund ("Equity Income Fund") Harris Insight Growth Fund ("Growth Fund")
        Harris Insight Small-Cap Opportunity Fund ("Small-Cap Fund") Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund") Harris Insight Index Fund ("Index Fund")
        Harris Insight International Fund ("International Fund") Harris Insight Balanced Fund ("Balanced Fund")

        FIXED INCOME FUNDS:
        Harris Insight Convertible Securities Fund ("Convertible Securities
          Fund")
        Harris Insight Bond Fund ("Bond Fund")
        Harris Insight Intermediate Government Bond Fund ("Intermediate
          Government Fund")
        Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
          Tax-Exempt Fund")
        Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Fund")


     The Intermediate Government Fund, Convertible Securities Fund, Balanced Fund and Small-Cap Value Fund have not commenced operations as of December 31, 1996. Each of the other Funds, except for the Convertible Fund, currently offers two classes of shares: Class A shares and Institutional shares (formerly designated as Class C shares). Each of the Money Market Funds also has registered Class B shares but does not currently offer those shares for sale. Shares of each class of a Fund represent equal pro rata interests in

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

the Fund and are identical in all respects except that Class A and Class B shares are subject to certain service organization/agent fees as described in
Note 5. Institutional shares are not subject to service organization/ agent fees.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements which are in accordance with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (a) SECURITY VALUATION -- The value of securities (other than bonds and debt obligations maturing in 60 days or less) of the Funds other than Money Market Funds is determined based on the last sales price on the principal exchange on which the securities are traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Trustees and Board of Directors of the Funds. Bonds are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or Board of Directors, as the case may be. Prices used for valuations of securities are provided by independent pricing services and brokers. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, has determined that amortized cost valuation represents fair value.

     Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (b) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Hemisphere Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i)  market  value  of   investment   securities,   other  assets  and
     liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Hemisphere Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Hemisphere Fund report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

     (c) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (d) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. The Money Market Funds and the Fixed Income Funds (other than the Convertible Fund and Convertible Securities Fund) declare dividends each business day to shareholders of record that day for payment on the first business day of the following month. Dividends from the Convertible Fund, Convertible Securities Fund and Equity Funds (other than Small-Cap Fund, Small-Cap Value Fund, International Fund and Hemisphere Fund) are declared and paid quarterly. Dividends from the Small-Cap Fund, Small-Cap Value Fund and the International Fund are declared and paid semi-annually. Dividends from the Hemisphere Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period that the difference arises.

     (e) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and financial futures contracts. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Funds each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Funds will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (f) ORGANIZATION EXPENSES -- Each Fund's share of the costs incurred in connection with the organization of the Company and the Trust have been deferred and are being amortized over 60 months from commencement of operations of the respective Fund.

     (g) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets.Expenses relating to a particular class of shares are charged to the respective class of shares of a Fund.Non-class specific expenses are allocated between the classes of shares of a Fund based upon the relative net assets of the classes of shares of a Fund.

     (h) DOLLAR ROLLS -- The Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     (i) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996


3.   REPURCHASE AGREEMENTS

     Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


4.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Company and the Trust retain Harris Trust and Savings Bank ("Harris Trust") as investment adviser (the "Adviser"), pursuant to advisory contracts for each Fund. As Adviser, Harris Trust is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

          Each Money Market Fund              0.14% of the first $100 million
                                              of net assets and 0.10%
                                              of net assets over $100 million
          Short/Intermediate Fund             0.70%
          Bond Fund                           0.65%
          Intermediate Tax-Exempt Fund        0.60%
          Tax-Exempt Fund                     0.60%
          Convertible Fund                    0.70%
          Equity Fund                         0.70%
          Equity Income Fund                  0.70%
          Growth Fund                         0.90%
          Small-Cap Fund                      1.00%
          Index Fund                          0.25%
          International Fund                  1.05%
          Hemisphere Fund                     0.90%

     Harris Trust may at its discretion, voluntarily waive all or any portion of its respective advisory fees for any Fund. For the period ended December 31, 1996, advisory fees and waivers for certain Funds were as follows:

                                       GROSS                       NET
                                   ADVISORY FEE    WAIVER     ADVISORY FEE
                                   ------------  ----------   ------------
     Short/Intermediate Fund ....   $1,594,951   $  684,243   $  910,708
     Bond Fund ..................      148,028       88,847       59,181
     Intermediate Tax-Exempt Fund    1,120,322       32,722    1,087,600
     Tax-Exempt Fund ............      829,656       26,205      803,451
     Convertible Fund ...........        8,054        8,054           --
     Equity Income Fund .........      182,866        9,997      172,869
     Growth Fund ................      529,786       20,952      508,834
     Small-Cap Fund .............    1,137,914       23,743    1,114,171
     Index Fund .................      280,516       41,424      239,092
     International Fund .........      934,699       17,146      917,553
     Hemisphere Fund ............       68,081        5,701       62,380

     There were no advisory fee waivers for other than the above Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

     For the period ended December 31, 1996, Harris Trust also reimbursed expenses of $5,349 for the Convertible Fund.

     Harris Trust has entered into Portfolio Management Agreements with Harris Investment Management, Inc. ("HIM") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds, other than the Tax-Exempt Money Fund. HIM, as portfolio manager, receives a fee directly from Harris Trust, not from the Funds. HIM is a subsidiary of Harris Trust.

     Jones Heward  Investment  Counsel Inc.  ("JHICI")  and Bancomer  Asesora de
Fondos, S.A. de C.V. ("Bancomer") have each entered into an Investment Sub-Advisory Agreement with HIM with respect to the Hemisphere Fund. Pursuant to these agreements JHICI selects and manages the Canadian securities and Bancomer selects and manages the Mexican securities in which the Hemisphere Fund invests. Payments made to JHICI and Bancomer for these services are made by HIM, and are not separate expenses of the Hemisphere Fund.

     Prior to July 1, 1996, pursuant to an Administration and Accounting Service Agreement and an Administration Agreement, the Company and the Trust retained PFPC Inc. ("PFPC") and First Data Investor Services Group, Inc. ("First Data") as Co-Administrator and Accounting Service Agent and Co-Administrator (the "Co-Administrators"), respectively. PFPC also served as the transfer and dividend disbursing agent (the "Transfer Agent") of the Funds. PNC Bank, N. A., served as the custodian (the "Custodian") of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp. As compensation for their services, the Co-Administrators, the Transfer Agent and the Custodian were entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the average net assets in excess of $600 million. In addition, a separate fee was charged by PFPC for certain retail transfer agent services and for various custody transactional charges.

     Effective  July 1, 1996,  the  Company and the Trust each  entered  into an
Administration Agreement with Harris Trust (the "Administrator"). In its capacity as the Administrator, Harris Trust generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor" or the "Sub-Administrator"), pursuant to which the Sub-Administrator performs certain administrative services for the Funds. The Administrator has also entered into a Sub-Administration and Accounting Services Agreement with PFPC (the "Sub-Administrator and Accounting Services Agent"). Under these Agreements, the Administrator compensates the Sub-Administrator and the Sub-Administrator and the Accounting Services Agent for providing such services. Harris Trust also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). Harris Trust has also entered into a
Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent continues to perform certain transfer agency and dividend disbursing agency services. Harris Trust compensates the Sub-Transfer Agent for providing such services. PNC Bank, N.A. continues to serve as the Custodian of the assets of the Funds. Under the new agreements, as compensation for their services, Harris Trust, in its capacity as the Administrator and Transfer Agent, and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the average net assets in excess of $600 million. These fees are similar to those in effect prior to July 1, 1996.

     Funds Distributor provides services as distributor (the "Distributor") in connection with sales of shares of the Funds. For the period ended December 31, 1996, fees for services rendered by the Distributor were

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

paid by the Co-Administrators and the Administrator. For the period ended December 31, 1996, Funds Distributor advised the Funds it had received commissions aggregating approximately $1,145 and paid concessions of approximately $18,193 to selling dealer firms. Commissions received and concessions paid are as follows:

                                      COMMISSIONS        CONCESSIONS
                                      -----------        -----------
     Equity Fund .................       $728             $11,919
     Growth Fund .................         27                 425
     Small-Cap Fund ..............         84               1,318
     Index Fund ..................         13                 234
     International Fund ..........         13                 212
     Short/Intermediate Fund .....        280               4,085

     The Company and the Trust have a compensation arrangement under which payment of directors' and trustees' fees may be deferred by the Directors or Trustees. Interest is accrued on the deferred balances and is included in directors' and trustees' fees and expenses. The accumulated balance of deferred directors' and trustees' fees and interest thereon relating to the Funds comprising the Company, excluding the Hemisphere Fund, on December 31, 1996 aggregated approximately $188,500, an applicable portion of which is included in accrued expenses of each applicable Fund.

     Certain employees of First Data were officers of the Funds during the period ended June 30, 1996. Effective July 1, 1996, certain employees of PFPC and Funds Distributor became officers of the Funds. TheAdministration fee for the period ended December 31, 1996 includes aggregate fees paid by the Funds (before voluntary waivers) to PFPC, Funds Distributor and First Data of $1,436,310, $1,746,823, and $383,197, respectively, for services rendered under various agreements described above. The shareholder services fee and the custodian fee represent fees and expenses payable to PFPC for services rendered as Transfer Agent/Sub-Transfer Agent and Custodian, respectively. For the period ended December 31, 1996, PFPC voluntarily waived fees of $15,143 for the Short/Intermediate Fund, $1,523 for the Bond Fund, $12,277 for the Intermediate Tax-Exempt Fund and $8,902 for the Tax-Exempt Fund. During the year ended December 31, 1996, Funds Distributor voluntarily waived fees of $23,295 for the Government Money Fund and $73,647 for the Money Fund.


5.   RULE 12B-1 OR SERVICE PLANS

     The Company and the Trust have adopted Service Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plan") for the Funds other than with respect to Institutional shares of the Funds.

     Under the Plan for Money Market Funds, each Money Market Fund may enter into service agreements with banks and other institutions (each a "Service Organization") that require the Service Organization to provide certain shareholder support services and distribution assistance in consideration of the Fund's payment of up to 0.35% and 0.25% per annum of the average daily net asset value of the Class A and Class B shares, respectively, held by or for the benefit of customers of the Service Organization. Service Organization fees paid to Harris Trust for the year ended December 31, 1996 were $502,246, $1,171,011 and $446,105 (net of voluntary waivers of $255,183, $457,792 and $187,894) for the Class A shares of Government Money Fund, Money Fund and Tax-Exempt Money Fund, respectively. There were no Service Organization fees payable during the year ended December 31, 1996 for the Class B shares of the Money Market Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

     Under each of the Non-Money Market Fund Plans, each Non-Money Market Fund may enter into service agreements with banks and other institutions (individually, "Service Agent"). A Service Agent may receive fees with respect to a Non-Money Market Fund's shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or with whom the Service Agent has a servicing relationship. Funds Distributor may act as a Service Agent and receive fees. Fees to a Service Agent may be up to a rate of 0.25% per annum of the average daily net asset value of Class A shares attributable to the Service Agent. In addition to the fees paid by Class A shares of the Non-Money Market Funds, a Non-Money Market Fund may, pursuant to the Service Plan, defray all or part of the cost of preparing, printing and delivering promotional materials, prospectuses and statements of additional information to prospective shareholders of Class A shares of the Funds by paying on an annual basis up to the greater of $100,000 or 0.05% of a Fund's average daily net assets (but not in any case greater than such costs). For the period ended December 31, 1996, Service Agent fees for the Non-Money Market Funds, including fees paid to Harris Trust, were as follows:

                     Short/Intermediate Fund       $2,130
                     Bond Fund                         65
                     Tax-Exempt Fund                    2
                     Equity Fund                    5,063
                     Equity Income Fund               310
                     Growth Fund                      315
                     Small-Cap Fund                   292
                     Index Fund                       121
                     International Fund               512
                     Hemisphere Fund                  136


6.   PUBLIC OFFERING PRICE

     Class A shares of the Non-Money Market Funds and shares of the Convertible Fund are sold at a public offering price which is equal to the current net asset value of such shares with a maximum sales load of 4.5%. There is no sales load on Class A and Class B shares of Money Market Funds and the Institutional shares of the Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996


7.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 1996 and the net realized gains and losses on securities sold for the period then ended for each of the Funds for federal income tax purposes was not materially different from the amounts reported for financial reporting purposes.

     Purchases and sales of investment securities of the Non-Money Market Funds (excluding short-term investments and U.S. government securities) during the period ended December 31, 1996 were as follows:

                                              PURCHASES                SALES
                                            ------------           ------------
     Short/Intermediate Fund ...........    $160,768,940           $ 81,687,411
     Bond Fund .........................      24,901,843              6,191,930
     Intermediate Tax-Exempt Fund ......     120,296,762            127,198,877
     Tax-Exempt Fund ...................      98,927,202             95,659,734
     Convertible Fund ..................         411,312                745,767
     Equity Fund .......................     373,471,699            469,998,897
     Equity Income Fund ................      15,512,014             16,781,916
     Growth Fund .......................      25,624,330             24,081,118
     Small-Cap Fund ....................      71,825,836             57,394,920
     Index Fund ........................       6,103,206              7,850,782
     International Fund ................      11,988,754              6,853,836
     Hemisphere Fund ...................      13,130,446              3,326,305

     Purchases and sales of U.S. government securities, excluding short-term securities, of the Non-Money Market Funds during the period ended December 31, 1996 were as follows:

                                              PURCHASES                SALES
                                            ------------           ------------
     Short/Intermediate Fund ...........    $239,620,806           $327,277,012
     Bond Fund .........................      45,574,299             23,954,854

     At December 31, 1996, gross unrealized appreciation (depreciation) for each Fund was as follows:

                                      UNREALIZED     UNREALIZED   NET UNREALIZED
                                     APPRECIATION   DEPRECIATION   APPRECIATION
                                     ------------   ------------  --------------
     Short/Intermediate Fund ....... $  2,024,172   $(1,078,989)  $    945,183
     Bond Fund .....................      274,557       (78,386)       196,171
     Intermediate Tax-Exempt Fund ..    4,350,671      (902,423)     3,448,248
     Tax-Exempt Bond Fund ..........    5,630,108      (146,863)     5,483,245
     Convertible Fund ..............      187,342        (5,814)       181,528
     Equity Fund ...................  132,213,646    (6,781,590)   125,432,056
     Equity Income Fund ............    7,751,572      (159,375)     7,592,197
     Growth Fund ...................   25,403,343      (412,391)    24,990,952
     Small-Cap Fund ................   52,130,543    (4,140,096)    47,990,447
     Index Fund ....................   58,751,230    (2,095,078)    56,656,152
     International Fund ............   15,921,379    (8,531,621)     7,389,758
     Hemisphere Fund ...............    1,498,833      (323,656)     1,175,177

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

     At December 31, 1996, the Convertible Fund, the Short/Intermediate Fund and the Hemisphere Fund had available capital loss carryforwards of approximately $2,620,000, $3,052,000, and $126,000 respectively, that may be used to offset future net capital gains through 1999, 2004, and 2004 respectively. Net capital losses utilized by the Convertible Fund during the year ending December 31, 1996 were approximately $74,470.


8.   IN-KIND TRANSFER OF SECURITIES

     On February 23, 1996, the following Funds issued shares of beneficial interest in a tax-free exchange for portfolio securities at their current value from common trust funds managed by Harris Trust. The tax basis of the securities exchanged for the shares of the Funds was carried over to the respective Funds. The number of shares issued, the current value on the date of transfer and the unrealized gain on securities included in the transfer are as follows:

                                         NUMBER
                                        OF SHARES                   UNREALIZED
                                         ISSUED        VALUE       APPRECIATION
                                       ----------   ------------   ------------
     Short/Intermediate Fund ........  22,385,111   $230,561,882   $  3,625,568
     Intermediate Tax-Exempt Fund ...  21,132,582    226,884,514      7,063,776
     Tax-Exempt Fund ................  15,689,395    165,704,780     10,638,407
     Equity Fund ....................  33,693,907    515,516,776    131,133,983
     Equity Income Fund .............   2,191,705     29,234,220      7,023,445
     Growth Fund ....................   3,778,213     64,284,254     20,848,759
     Small-Cap Fund .................   8,237,828    117,276,469     39,553,381
     Index Fund .....................   7,687,741    128,542,619     44,529,728
     International Fund .............   6,850,804    103,009,222      4,532,268


9.   NET ASSETS

     At December 31, 1996, net assets of each Fund consisted of:

                                        GOVERNMENT                   TAX-EXEMPT
                                        MONEY FUND     MONEY FUND    MONEY FUND
                                       ------------   ------------  ------------
Capital Stock at Par Value ..........  $    243,242   $    830,633  $    567,247
Paid-in Capital .....................   242,999,166    829,802,279   566,680,057
Undistributed Net Investment
   Income ...........................            --             --            --
Accumulated Net Realized
   Gain (Loss) ......................           (72)        (2,590)        5,793
Unrealized Appreciation/
   (Depreciation) on Investment
   Transactions, Futures Contracts
   and Foreign Currency
   Transactions......................            --            --            --
                                       ------------  ------------  ------------
Net Assets ..........................  $243,242,336  $830,630,322  $567,253,097
                                       ============  ============  ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996


                                                   SHORT/                         INTERMEDIATE
                                                INTERMEDIATE                       TAX-EXEMPT      TAX-EXEMPT
                                                    FUND           BOND FUND          FUND            FUND
                                                -------------    -------------    -------------   -------------
Capital Stock or Beneficial Interest at
   Par Value ................................   $      25,642    $       4,296    $      19,725   $      16,136
Paid-in Capital .............................     262,077,835       42,961,392      205,096,171     159,738,636
Undistributed Net Investment Income .........           8,950             (356)            --              --
Accumulated Net Realized Gain (Loss) ........      (3,052,252)         111,019          126,318         188,036
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Transactions ........         945,183          196,171        3,448,248       5,483,245
                                                -------------    -------------    -------------   -------------
Net Assets ..................................   $ 260,005,358    $  43,272,522    $ 208,690,462   $ 165,426,053
                                                =============    =============    =============   =============


                                                                                     EQUITY
                                                  CONVERTIBLE       EQUITY           INCOME          GROWTH
                                                     FUND            FUND             FUND            FUND
                                                -------------    -------------    -------------   -------------
Capital Stock or Beneficial Interest at
   Par Value ................................   $         107    $      37,107    $       2,335   $       4,115
Paid-in Capital .............................       3,619,656      416,480,819       24,054,365      49,448,286
Undistributed Net Investment Income .........            (135)          (6,479)           1,161          (3,907)
Accumulated Net Realized Gain (Loss) ........      (2,620,159)      34,248,529          408,073       2,473,511
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Transactions ........         181,528      125,432,056        7,592,197      24,990,952
                                                -------------    -------------    -------------   -------------
Net Assets ..................................   $   1,180,997    $ 576,192,032    $  32,058,131   $  76,912,957
                                                =============    =============    =============   =============


                                                   SMALL-CAP          INDEX       INTERNATIONAL     HEMISPHERE
                                                     FUND              FUND            FUND             FUND
                                                -------------    -------------    -------------   -------------
Capital Stock or Beneficial Interest at
   Par Value ................................   $       9,714    $       7,799    $       7,139   $       1,012
Paid-in Capital .............................      99,943,160       86,051,033      102,909,114      10,119,388
Undistributed Net Investment Income .........          (2,726)            (422)           5,855            --
Accumulated Net Realized Gain (Loss) ........       2,807,914        1,389,538           32,690        (126,382)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Transactions ........      47,990,447       56,656,152        7,389,758       1,175,177
                                                -------------    -------------    -------------   -------------
Net Assets ..................................   $ 150,748,509    $ 144,104,100    $ 110,344,556   $  11,169,195
                                                =============    =============    =============   =============


10.  CONCENTRATION OF RISKS

     The Tax-Exempt Money Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1996

     The International Fund and the Hemisphere Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

                        REPORT OF INDEPENDENT ACCOUNTANTS





THE SHAREHOLDERS, BOARD OF DIRECTORS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS
   HARRIS INSIGHT FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harris Insight Government Money Market Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Convertible Fund, Harris Insight Equity Fund and Harris Insight Hemisphere Free Trade Fund (comprising Harris Insight Funds) and Harris Insight Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund, Harris Insight Tax-Exempt Bond Fund, Harris Insight Equity Income Fund, Harris Insight Growth Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Index Fund and Harris Insight International Fund (comprising Harris Insight Funds Trust) (hereafter referred to collectively as the "Funds") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania


February 18, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

HARRIS INSIGHT(REGISTRATION MARK) FUNDS
60 STATE STREET, SUITE 1300
BOSTON, MASSACHUSETTS  02109
TELEPHONE: (800) 982-8782

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR
FUNDS DISTRIBUTOR, INC.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania  19103

LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602-4207



BOARD OF DIRECTORS AND BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Directors and Board of Trustees;
Chairman Emeritus, LaSalle Partners, Ltd.
(real estate developer and manager).

EDGAR R. FIEDLER
Senior Fellow and Economic Counsellor, The Conference Board.

JOHN W. MCCARTER, JR.
President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Senior Vice President and former Director, Booz-Allen & Hamilton, Inc. (consulting firm); Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH
Consultant; Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.




OFFICERS

RICHARD W. INGRAM
President, Treasurer and
Chief Financial Officer

JOHN E. PELLETIER
Vice President and Secretary

CHRISTOPHER J. KELLEY
Vice President and
Assistant Secretary

MARY A. NELSON
Assistant Treasurer

THOMAS J. RYAN
Assistant Treasurer



ELIZABETH A. KEELEY
Assistant Secretary

JOSEPH T. GRAMLICH
Assistant Secretary

KAREN JACOPPO-WOOD
Assistant Secretary

ANDREA M. PASSARELLA
Assistant Secretary

SHARON A. VANDIVER
Assistant Secretary

This report is submitted for the general information of the shareholders of the Harris Insight Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the Harris Insight Funds. Please read the prospectus carefully before you invest or send money.


DISTRIBUTOR:
Funds Distributor Inc.




HA1296